UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07755

Nuveen Multistate Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

August 31, 2013

Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Connecticut Municipal Bond Fund	FCTTX	FCTBX	FCTCX	FCTRX
Nuveen Massachusetts Municipal Bond Fund	NMAAX	NMABX	NMACX	NBMAX
Nuveen New Jersey Municipal Bond Fund	NNJAX	NNJBX	NNJCX	NMNJX
Nuveen New York Municipal Bond Fund	NNYAX	NNYBX	NNYCX	NTNYX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 21, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio managers Michael S. Hamilton, Paul L. Brennan, CFA, and Scott R. Romans, PhD., examine key investment strategies and the Funds’ performance during the six-month reporting period ended August 31, 2013. Michael manages the Nuveen Connecticut Municipal Bond Fund and the Nuveen Massachusetts Municipal Bond Fund, Paul manages the Nuveen New Jersey Municipal Bond Fund and Scott manages the Nuveen New York Municipal Bond Fund. They have managed their respective Funds since 2011.

How did the Funds perform during the six-month reporting period ended August 31, 2013?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year, and ten-year periods ending August 31, 2013. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the S&P Municipal Bond Index and the Fund’s corresponding Lipper classification average.

During the reporting period, all four Funds trailed their S&P Municipal Bond Index but outpaced the results of their respective Lipper classification average.

Nuveen Connecticut Municipal Bond Fund

The primary factor affecting the Fund’s underperformance compared with the S&P Municipal Bond Index was unfavorable duration positioning. In other words, the Fund was more sensitive to the negative effects of the rising interest rates that persisted through most of the reporting period. The Fund was generally overweight in securities with longer durations and underweighted in shorter duration bonds. Our allocation to inverse floating rate securities, which also have long durations, were also detrimental to the Fund performance.

While duration was the most substantial cause of the Fund’s relative underperformance, other factors also influenced its results. The Fund was modestly helped by its credit quality allocation. While the Fund was underweighted the better performing single A and higher rated securities, the Fund’s BBB securities outperformed the S&P Municipal Bond Index BBB securities and provided a positive contribution to performance. In addition, an underweight to B rated securities was a positive contributor. Finally, the Fund’s securities considered non-rated also added to performance on a relative basis.

The Fund was boosted by its sector positioning, including allocation to shorter duration resource recovery bonds. These securities contributed to the portfolio’s performance in a market environment that favored credits with less interest rate sensitivity. The Fund benefited from its overweight in housing bonds, as these securities tend to perform well in a rising rate environment because of the reduced risk of mortgage prepayments. By contrast, the Fund was underweighted in

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

tax-supported state general obligation (GO) debt. This proved negative since these high quality bonds, seen as relatively secure, tended to outperform their lower quality counterparts.

The Fund’s underperformance can also be attributed to its exposure to Puerto Rico bonds. Because Connecticut is a small state with modest issuance of municipal debt, the Fund owned some of these U.S. territorial bonds, which are generally fully tax-exempt for residents of all 50 states, to enhance the portfolio’s diversification and achieve its investment objectives. Unfortunately, mounting concerns about the credit quality of Puerto Rico’s debt accelerated as the period progressed. Accordingly, the Fund’s Puerto Rico holdings saw significant price declines, which hampered performance.

Nuveen Massachusetts Municipal Bond Fund

The Massachusetts Fund’s underperformance relative to the S&P Municipal Bond Index was shaped by unfavorable duration positioning. The Fund was more exposed to the harmful effects of rising interest rates during the six-month reporting period. More specifically, the Fund’s larger allocation to bonds with longer durations and underweight to shorter duration bonds proved negative. The Fund’s small exposure to inverse floaters also detracted from performance.

Credit quality positioning further detracted from Fund performance. In a market environment of highly risk-averse investors, higher rated bonds lost less value than lower rated bonds. Accordingly, the Fund’s overweighting in BBB-rated debt and underweighting in AAA-rated bonds hampered results on a relative basis. One notable source of credit related underperformance was the Fund’s holdings in bonds issued by Puerto Rico entities which the Fund held largely for portfolio diversification purposes. As concern about this U.S. territory’s credit quality increased, its bonds posted poor results that weighed on the Fund’s performance compared to the S&P Index.

Our favorable sector positioning contributed slightly to the Fund’s performance. The portfolio was overweighted in housing bonds, a category that outperformed the market. Relative performance however was held back by an underweighting in state general obligation (GO) bonds, which, due to their relatively high credit quality, lost less ground than other segments of the municipal bond market during the reporting period.

Nuveen New Jersey Municipal Bond Fund

The Fund’s underperformance compared to its benchmark for the reporting period was largely related to an overweight in longer duration positions. Consequently, as interest rates rose, these longer securities performed much worse than their shorter duration counterparts. We saw the opposite situation in recent years; rates were falling and the Fund benefited from longer than average duration holdings. During this difficult reporting period, however, the Fund’s increased sensitivity to interest rate movements was problematic.

While duration positioning was the biggest detractor, the Fund also saw underperformance from the portfolio’s overweighting in A-rated and BBB-rated securities, two categories of investment grade bonds that lagged slightly behind the benchmark. Some of the underperformance seemed to stem from the market’s overall concern about credit quality, rather than any material change in the underlying credit quality of specific issues in the portfolio. The municipal bankruptcy filing by the city of Detroit and deteriorating sentiment about Puerto Rico debt, which is widely held by municipal portfolio managers, precipitated investor anxiety. As concern grew about owning lower rated debt, the Fund’s overweightings in such bonds were a drag on performance. In addition to its minor stake in Puerto Rico debt, the Fund’s results were hindered by its allocation to lower rated tobacco securitization bonds, a good example of bonds with unchanged underlying credit quality during the reporting period, but whose valuations declined with investors’ enthusiasm for lower rated debt.

6	Nuveen Investments

On the positive side, the Fund profited from its exposure to health care bonds, which saw smaller declines than the overall market. Consolidation within New Jersey’s hospital industry has created efficiencies and better financial performance, which lifted the performance of bonds issued in this part of the market. The portfolio’s pre-refunded holdings were another supportive performance factor. Pre-refunded bonds typically receive an initial price boost as they become secured by U.S. government securities priced to a very short call date. There were several pre-refundings in the first half of the reporting period, enhancing the Fund’s results.

Nuveen New York Municipal Bond Fund

Duration and yield curve positioning had the most impact on the Fund’s lagging behind its benchmark. The portfolio’s duration was longer than that of the overall New York tax-exempt bond market. A longer duration is helpful during periods of falling interest rates, however, when rates rise sharply, as they did during the six-month reporting period, heightened interest rate sensitivity can detract from results. Specifically the Fund was underweighted in bonds with relatively short maturities and overweighted in bonds on the long end of the yield curve. Both positions detracted, as interest rates on long bonds rose more than rates on shorter duration debt causing prices to decline accordingly.

To a much lesser extent, the Fund’s credit quality positioning was a source of relative underperformance. The Fund was overweighted in BBB-rated and below investment grade rated bonds. In the risk-averse environment of this reporting period, our increased exposure to credits with lower ratings was detrimental.

On the positive side, the Fund was modestly helped by its overweighting in health care and housing bonds, two categories of issuance that outpaced the benchmark return during the reporting period. The Fund had less exposure to transportation bonds, which also proved helpful, given that sector’s relative underperformance.

What strategies were used to manage the Funds during the six-month reporting period ended August 31, 2013? How did these strategies influence performance?

All these Funds invest primarily in investment grade municipal bonds and are designed to provide as high a level of current income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

Nuveen Connecticut Municipal Bond Fund

As municipal market conditions deteriorated during the reporting period, shareholder redemption activity increased across the industry and in this portfolio. At the same time, few attractive new investment opportunities were available in Connecticut with limited issuance of the longer dated, lower investment grade debt. Thus, we were unable to make large scale acquisitions during the reporting period.

Accordingly, our portfolio management took a focused, disciplined approach to the securities we sold. We systematically sought to sell bonds to maintain the Fund’s desired structural characteristics; we were largely successful, despite the challenging market. We sold short dated pre-refunded bonds, which were highly liquid and in demand. To limit the Fund’s duration and avoid more interest rate risk as a result of these sales, we sold some longer dated issues that had relatively low yields. This approach offered additional advantages, potentially limiting future tax consequences for shareholders, while helping us achieve our duration objectives for the portfolio. Throughout the process, we maintained the Fund’s diversification objectives across individual issuers and sectors, while preserving a consistent level of income and interest rate exposure.

While purchases were modest, we added new bonds to the portfolio when suitable opportunities were available. We added to existing positions across a range of sectors and we bought bonds with maturities of seven years and longer. In mid-July 2013, we added a small position in Puerto Rico Sales Tax Financing Corporation bonds, known as COFINA

Nuveen Investments	7

bonds. We bought these securities for diversification and duration management. These bonds, like all Puerto Rico securities, lost significant value during the reporting period, reflecting investors’ broad concerns about the creditworthiness of any Puerto Rico debt including the COFINA bonds with solid underlying credit. Throughout the reporting period, we were able to reduce the Fund’s exposure to Puerto Rico securities by selling some shorter dated Puerto Rico bonds, as well as longer dated issues with smaller coupons.

Nuveen Massachusetts Municipal Bond Fund

Despite the national trend of outflows amid difficult conditions in the municipal bond market, the Fund unexpectedly achieved a healthy level of new investment inflows during the reporting period. Early on, we invested in bonds with maturities of 20 years and longer. During the final two months of the period, however, we grew concerned this inflow trend might not be sustainable over the long term and focused on buying pre-refunded bonds with maturities of three years or less. These highly liquid securities would position the Fund to potentially maintain shareholders’ principal if these bonds had to be sold again to meet shareholder redemptions.

We also added to existing positions including purchases of Williams College and Cape Cod health care bonds, both issued by the Massachusetts Health and Educational Facilities Authority. We used new shareholder inflows and the proceeds of called bonds and a small number of bond maturities to fund these acquisitions.

Nuveen New Jersey Municipal Bond Fund

Our management strategy during the six-month period was to pursue attractive investment opportunities within the New Jersey municipal bond market, bonds we believed provided shareholders with a favorable risk/reward trade-off. We added new investments across various market sectors to maintain the portfolio’s structural characteristics.

We added a toll road bond position to the portfolio issued by the New Jersey Turnpike Authority, which issued additional debt to finance ongoing capital improvements to the East Coast highway. We also purchased bonds issued by the Delaware River Port Authority, a bi-state agency whose municipal bonds are fully tax-exempt in both New Jersey and Pennsylvania.

We also purchased Rutgers University debt issued to finance the merger of the state university system with the University of Medicine and Dentistry of New Jersey. These securities were among the portfolio’s bonds that were pre-refunded during the reporting period, as discussed earlier.

Additional purchases included a bond issue for the state’s student loan program. An infrequent issuer of municipal debt in the past, these bonds enhanced the portfolio’s diversification, as did bonds issued by the New Jersey Housing Authority. Within the health care sector, a number of issues were called and advance refunded. We subsequently bought new health care bonds to take their place.

Overall, we purchased longer maturity issues, which presented a more favorable risk/reward balance toward the end of the period. This focus helped counteract some of the negative effects of the bonds that had been pre-refunded, as these securities were priced to a short call date and served to shorten the Fund’s overall duration.

Nuveen New York Municipal Bond Fund

Early in the reporting period, when interest rates were lower, our management approach focused on buying bonds with a good probability of being advance refunded if the low interest rate environment continued. These included bonds that hadn’t previously been advance refunded or had slightly shorter call dates. As rates rose dramatically during the period, however, the likelihood that these bonds would be advanced refunded declined.

8	Nuveen Investments

As interest rates rose, our strategy shifted to emphasize bonds with the potential to improve the yield generating ability of the portfolio without altering its overall risk profile. Higher prevailing interest rates later in the reporting period enabled us to sell portfolio holdings issued during periods of historically low yields and use the proceeds to buy bonds with similar structures (and therefore similar levels of risk) but more favorable income characteristics. We intended to increase the Fund’s income distribution to shareholders using this strategy. This approach had the added advantage of realizing tax losses that can be applied against future gains, thus reducing future tax liability for shareholders.

As it became clear that rising municipal interest rates would continue, we added new bonds priced at a premium and offering higher levels of income. Generally, these bonds were more defensive than the ones we were selling, which we believed would provide a degree of protection if market conditions remained difficult.

We also added holdings in lower rated and non-rated bonds offering favorable yields at reasonable prices. Adverse market conditions caused many high yield municipal bond funds to experience elevated redemption activity, forcing them to sell credits they might otherwise have preferred to keep. As a result, there were securities available at attractive prices. We added to the Fund’s holdings in health care and tobacco-securitization bonds.

While the Fund had no derivatives positions for hedging purposes, the Fund was supported by a small degree of leverage in a tender option bond trust position, which remained in the portfolio to provide additional income. Also, the Fund had minimal exposure to Puerto Rico bonds, which faced significant credit challenges during the period. Its portfolio allocation, however, was largely comprised of insured bonds.

An Update Regarding Puerto Rico

Shareholders should be aware of issues impacting the Funds’ Puerto Rico holdings. In 2012, Moody’s downgraded Puerto Rico Sales Tax Financing Corporation (COFINA) bonds to Aa3 from Aa2 and Puerto Rico GO bonds to Baa3 from Baa1. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. During the reporting period, Puerto Rico paper generally underperformed the market as a whole. Because most of our holdings were the COFINA bonds, the overall impact on performance was minimal. We continue to emphasize Puerto Rico’s stronger credits and view the COFINA bonds as potentially long-term holdings and note that the commonwealth recently introduced various sales tax initiatives aimed at improving future collections.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Each Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that a Fund could lose more than its original investment and also increases a Fund’s exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part

Nuveen Investments	9

of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of August 31, 2013, the Funds had positive UNII balances for tax purposes, based upon our best estimate, and positive UNII balances for financial reporting purposes.

10	Nuveen Investments

Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance, Expense and Effective Leverage Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	11

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Connecticut Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-7.10%	-5.67%	3.84%	3.93%
Class A Shares at maximum Offering Price	-11.04%	-9.65%	2.95%	3.49%
S&P Municipal Bond Index*	-5.99%	-3.74%	4.50%	4.55%
Lipper Connecticut Municipal Debt Funds Classification Average*	-7.66%	-6.50%	3.33%	3.42%

Class B Shares w/o CDSC	-7.37%	-6.34%	3.07%	3.31%
Class B Shares w/CDSC	-11.93%	-9.98%	2.90%	3.31%
Class C Shares	-7.29%	-6.19%	3.28%	3.37%
Class I Shares	-6.97%	-5.44%	4.06%	4.14%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-4.57%	-4.06%	5.33%	3.84%
Class A Shares at maximum Offering Price	-8.57%	-8.11%	4.43%	3.40%
Class B Shares w/o CDSC	-5.02%	-4.84%	4.56%	3.22%
Class B Shares w/CDSC	-9.70%	-8.54%	4.39%	3.22%
Class C Shares	-4.84%	-4.59%	4.78%	3.28%
Class I Shares	-4.44%	-3.83%	5.55%	4.05%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.80%
Class B Shares	1.55%
Class C Shares	1.35%
Class I Shares	0.60%

Effective Leverage Ratio as of August 31, 2013

Effective Leverage Ratio	2.95%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Nuveen Massachusetts Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-7.30%	-5.46%	4.35%	4.10%
Class A Shares at maximum Offering Price	-11.22%	-9.46%	3.45%	3.66%
S&P Municipal Bond Index*	-5.99%	-3.74%	4.50%	4.55%
Lipper Massachusetts Municipal Debt Funds Classification Average*	-8.29%	-6.72%	3.43%	3.55%

Class B Shares w/o CDSC	-7.65%	-6.17%	3.58%	3.48%
Class B Shares w/CDSC	-12.21%	-9.82%	3.40%	3.48%
Class C Shares	-7.45%	-5.87%	3.81%	3.54%
Class I Shares	-7.14%	-5.21%	4.58%	4.32%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-4.71%	-3.93%	5.93%	4.04%
Class A Shares at maximum Offering Price	-8.68%	-7.98%	5.02%	3.59%
Class B Shares w/o CDSC	-5.07%	-4.65%	5.15%	3.42%
Class B Shares w/CDSC	-9.75%	-8.36%	4.98%	3.42%
Class C Shares	-4.94%	-4.43%	5.37%	3.47%
Class I Shares	-4.63%	-3.86%	6.15%	4.24%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class B Shares	1.57%
Class C Shares	1.37%
Class I Shares	0.62%

Effective Leverage Ratio as of August 31, 2013

Effective Leverage Ratio	0.75%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

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Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen New Jersey Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-7.48%	-5.15%	4.62%	4.32%
Class A Shares at maximum Offering Price	-11.37%	-9.16%	3.73%	3.88%
S&P Municipal Bond Index*	-5.99%	-3.74%	4.50%	4.55%
Lipper New Jersey Municipal Debt Funds Classification Average*	-7.77%	-6.02%	3.69%	3.75%

Class B Shares w/o CDSC	-7.74%	-5.84%	3.86%	3.70%
Class B Shares w/CDSC	-12.29%	-9.50%	3.68%	3.70%
Class C Shares	-7.69%	-5.61%	4.06%	3.76%
Class I Shares	-7.36%	-4.93%	4.84%	4.54%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-4.65%	-3.35%	6.24%	4.28%
Class A Shares at maximum Offering Price	-8.69%	-7.42%	5.33%	3.83%
Class B Shares w/o CDSC	-5.00%	-3.97%	5.46%	3.65%
Class B Shares w/CDSC	-9.69%	-7.70%	5.30%	3.65%
Class C Shares	-4.86%	-3.81%	5.68%	3.72%
Class I Shares	-4.53%	-3.05%	6.48%	4.49%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.81%
Class B Shares	1.56%
Class C Shares	1.36%
Class I Shares	0.61%

Effective Leverage Ratio as of August 31, 2013

Effective Leverage Ratio	1.04%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Nuveen New York Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-7.25%	-5.49%	4.02%	4.14%
Class A Shares at maximum Offering Price	-11.18%	-9.42%	3.13%	3.69%
S&P Municipal Bond Index*	-5.99%	-3.74%	4.50%	4.55%
S&P Municipal Bond New York Index*	-5.40%	-3.38%	4.37%	4.52%
Lipper New York Municipal Debt Funds Classification Average*	-8.15%	-6.11%	3.51%	3.58%

Class B Shares w/o CDSC	-7.61%	-6.21%	3.27%	3.52%
Class B Shares w/CDSC	-12.17%	-9.86%	3.10%	3.52%
Class C Shares	-7.59%	-6.09%	3.44%	3.57%
Class I Shares	-7.23%	-5.37%	4.22%	4.34%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-4.59%	-3.98%	5.67%	4.05%
Class A Shares at maximum Offering Price	-8.59%	-8.04%	4.77%	3.61%
Class B Shares w/o CDSC	-4.96%	-4.63%	4.91%	3.43%
Class B Shares w/CDSC	-9.65%	-8.34%	4.74%	3.43%
Class C Shares	-4.94%	-4.51%	5.08%	3.48%
Class I Shares	-4.57%	-3.78%	5.89%	4.26%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.79%
Class B Shares	1.54%
Class C Shares	1.34%
Class I Shares	0.59%

Effective Leverage Ratio as of August 31, 2013

Effective Leverage Ratio	2.70%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

Yields as of August 31, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Connecticut Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[5]	3.64%	3.38%	4.99%
Class B Shares	3.03%	2.76%	4.08%
Class C Shares	3.21%	2.97%	4.39%
Class I Shares	4.02%	3.73%	5.51%

Nuveen Massachusetts Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[5]	3.75%	2.94%	4.31%
Class B Shares	3.09%	2.31%	3.39%
Class C Shares	3.31%	2.51%	3.68%
Class I Shares	4.11%	3.29%	4.82%

Nuveen New Jersey Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares[5]	3.54%	3.23%	4.79%
Class B Shares	2.89%	2.62%	3.89%
Class C Shares	3.07%	2.82%	4.18%
Class I Shares	3.90%	3.58%	5.31%

Nuveen New York Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[4]
Class A Shares[5]	3.52%	3.30%	4.91%
Class B Shares	2.86%	2.68%	3.99%
Class C Shares	3.09%	2.89%	4.30%
Class I Shares	3.84%	3.64%	5.42%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.8%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%

4	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.8%

5	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

16	Nuveen Investments

Holding Summaries as of August 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Connecticut Municipal Bond Fund

Bond Credit Quality[1,2,3]
AAA/U.S. Guaranteed	11.3%
AA	42.3%
A	25.9%
BBB	10.2%
BB or Lower	2.6%
N/R	6.0%

Nuveen Massachusetts Municipal Bond Fund

Bond Credit Quality[1,2,3]
AAA/U.S. Guaranteed	16.3%
AA	38.3%
A	22.1%
BBB	13.8%
BB or Lower	2.9%
N/R	4.8%

Nuveen New Jersey Municipal Bond Fund

Bond Credit Quality[1,2,3]
AAA/U.S. Guaranteed	14.3%
AA	26.2%
A	36.2%
BBB	14.7%
BB or Lower	5.2%
N/R	2.0%

Nuveen New York Municipal Bond Fund

Bond Credit Quality[1,2,3]
AAA/U.S. Guaranteed	19.5%
AA	36.4%
A	22.9%
BBB	8.5%
BB or Lower	7.6%
N/R	3.5%

Portfolio Composition1,[4]
Education and Civic Organizations	21.9%
Tax Obligation/General	18.2%
Health Care	16.9%
Tax Obligation/Limited	13.8%
Water and Sewer	11.3%
Utilities	8.9%
Other	9.0%

Portfolio Composition[1,4]
Education and Civic Organizations	29.0%
Tax Obligation/Limited	14.7%
Health Care	12.6%
U.S. Guaranteed	12.6%
Water and Sewer	8.4%
Tax Obligation/General	6.5%
Transportation	6.7%
Other	9.5%

Portfolio Composition[1,4]
Tax Obligation/Limited	20.7%
Health Care	15.9%
Transportation	15.9%
U.S. Guaranteed	11.8%
Education and Civic Organizations	11.5%
Tax Obligation/General	8.1%
Housing/Multifamily	4.1%
Other	12.0%

Portfolio Composition[1,4]
Tax Obligation/Limited	31.7%
Transportation	13.1%
Education and Civic Organizations	12.5%
Utilities	10.0%
Health Care	8.7%
Tax Obligation/General	6.7%
Water and Sewer	6.0%
Other	11.3%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

3	As a percentage of total investment exposure.

4	As a percentage of total investments.

Nuveen Investments	17

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Connecticut Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (3/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/13)	$929.00	$926.30	$927.10	$930.30	$1,021.17	$1,017.44	$1,018.40	$1,022.18
Expenses Incurred During Period	$3.89	$7.48	$6.56	$2.92	$4.08	$7.83	$6.87	$3.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.54%, 1.35% and .60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Massachusetts Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (3/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/13)	$927.00	$923.50	$925.50	$928.60	$1,021.02	$1,017.29	$1,018.25	$1,022.03
Expense Incurred During Period	$4.03	$7.61	$6.70	$3.06	$4.23	$7.98	$7.02	$3.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.57%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18	Nuveen Investments

Nuveen New Jersey Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (3/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/13)	$925.20	$922.60	$923.10	$926.40	$1,021.12	$1,017.34	$1,018.35	$1,022.13
Expenses Incurred During Period	$3.93	$7.56	$6.59	$2.96	$4.13	$7.93	$6.92	$3.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen New York Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (3/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/13)	$927.50	$923.90	$924.10	$927.70	$1,021.22	$1,017.44	$1,018.45	$1,022.23
Expenses Incurred During Period	$3.84	$7.47	$6.50	$2.87	$4.02	$7.83	$6.82	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .79%, 1.54%, 1.34% and .59% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Connecticut Municipal Bond Fund

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.6%

$2,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/13 at 100.00	BBB+	$1,844,300

3,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	3,265,230
5,000	Total Consumer Staples			5,109,530
	Education and Civic Organizations – 22.1%

210	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/20	4/17 at 100.00	BB+	212,394

1,185	Connecticut Health and Education Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41	7/21 at 100.00	A2	1,191,020

4,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007K-2, 5.000%, 7/01/31 – NPFG Insured	7/18 at 100.00	A	4,066,520

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2012C:
1,000	5.000%, 7/01/31	7/22 at 100.00	A+	1,027,250
500	5.000%, 7/01/32	7/22 at 100.00	A+	511,440

1,435	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	N/R	1,334,306

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A:
960	5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	N/R	950,957
400	5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	N/R	381,884

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	A	1,861,500

3,205	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/35	7/20 at 100.00	A–	3,223,204

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School, Series 2004D, 5.000%, 7/01/16 – NPFG Insured	1/15 at 100.00	Baa1	679,224

1,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free Academy, Series 2013B, 4.000%, 7/01/34	7/23 at 100.00	A1	940,076

4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006H, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A–	4,004,960

4,450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A	4,709,613

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
1,000	5.125%, 7/01/26	7/21 at 100.00	Baa1	1,012,490
2,500	5.625%, 7/01/41	7/21 at 100.00	Baa1	2,521,050

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H:
1,255	5.000%, 7/01/26 – AGM Insured	7/22 at 100.00	AA–	1,295,662
1,750	5.000%, 7/01/27 – AGM Insured	7/22 at 100.00	AA–	1,787,503

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2004H, 5.000%, 7/01/17 – NPFG Insured	7/14 at 100.00	A+	674,622

2,010	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2007J, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	A+	1,980,976

1,400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2010M, 4.250%, 7/01/28	7/20 at 100.00	A+	1,400,756

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G:
4,995	5.250%, 7/01/26 – RAAI Insured	7/16 at 100.00	BBB–	5,050,944
2,250	5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB–	2,128,275

10,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	10,290,094

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42	7/17 at 100.00	AAA	$3,095,640

1,585	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan Program, Series 2010A, 4.000%, 11/15/30	11/20 at 100.00	Aa3	1,460,261

	University of Connecticut, General Obligation Bonds, Series 2009A:
1,000	5.000%, 2/15/27	2/19 at 100.00	AA	1,086,350
1,000	5.000%, 2/15/28	2/19 at 100.00	AA	1,077,430

	University of Connecticut, General Obligation Bonds, Series 2013A:
2,290	5.000%, 8/15/20	No Opt. Call	AA	2,666,545
2,500	5.000%, 8/15/32	8/23 at 100.00	AA	2,611,650

630	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	664,033

	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2012A:
2,000	5.000%, 11/15/27	No Opt. Call	Aa2	2,148,300
4,605	5.000%, 11/15/28	No Opt. Call	Aa2	4,898,108
71,515	Total Education and Civic Organizations			72,945,037
	Health Care – 17.1%

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B:
835	5.500%, 7/01/21 – RAAI Insured	7/14 at 100.00	N/R	837,639
4,025	5.500%, 7/01/32 – RAAI Insured	7/14 at 100.00	N/R	3,818,920

640	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A, 6.000%, 7/01/25 – RAAI Insured	11/13 at 100.00	N/R	640,269

2,240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	2,165,072

7,575	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	7,219,201

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C:
500	5.250%, 7/01/22 – RAAI Insured	7/17 at 100.00	BBB–	516,250
1,055	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	1,017,632

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36	7/21 at 100.00	A+	981,900

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N:
495	5.000%, 7/01/25	7/21 at 100.00	A2	513,647
500	5.000%, 7/01/27	7/21 at 100.00	A2	507,580

90	Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Francis Hospital and Medical Center, Series 2002D, 5.000%, 7/01/22 – RAAI Insured	11/13 at 100.00	N/R	88,763

4,020	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 10.00	A	4,037,045

5,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2012J, 5.000%, 7/01/42	7/22 at 100.00	A	4,754,450

3,910	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41	7/21 at 100.00	A	3,927,048

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29	7/21 at 100.00	A	2,026,400

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital, Series 2005F:
2,000	5.000%, 7/01/28 – AGM Insured	7/18 at 100.00	AA–	2,025,120
20	5.125%, 7/01/35 – AGM Insured	7/18 at 100.00	AA–	20,041

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Connecticut Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$11,460	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	Aa3	$11,501,255

1,305	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40	7/20 at 100.00	Aa3	1,350,688

2,640	Connecticut Health and Eductaional Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	AA+	2,593,562

3,900	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	4,015,167

1,670	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,729,001
56,880	Total Health Care			56,286,650
	Housing/Single Family – 2.9%

5,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004A-5, 5.050%, 11/15/34	11/13 at 100.00	AAA	5,002,050

1,090	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1, 4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,084,256

3,410	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	3,437,621
9,500	Total Housing/Single Family			9,523,927
	Long-Term Care – 1.3%

3,010	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding Series 2010-16, 5.000%, 6/15/30	6/20 at 100.00	AA	3,111,256

	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A:
25	6.125%, 1/01/14	11/13 at 100.00	N/R	25,006
830	7.625%, 1/01/30	1/20 at 100.00	N/R	851,173
350	7.750%, 1/01/43	1/20 at 100.00	N/R	354,645
4,215	Total Long-Term Care			4,342,080
	Tax Obligation/General – 18.5%

	Connecticut State, General Obligation Bonds, Refunding Series 2012E:
1,000	5.000%, 9/15/30	9/22 at 100.00	AA	1,050,430
2,710	5.000%, 9/15/32	9/22 at 100.00	AA	2,813,766

5,000	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	5,343,850

2,200	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA	2,411,046

1,000	Connecticut State, General Obligation Bonds, Series 2006E, 5.000%, 12/15/20	12/16 at 10.00	AA	1,119,980

	Connecticut State, General Obligation Bonds, Series 2008C:
1,000	5.000%, 11/01/26	11/18 at 100.00	AA	1,089,470
1,015	5.000%, 11/01/27	11/18 at 100.00	AA	1,120,814
1,015	5.000%, 11/01/28	11/18 at 100.00	AA	1,104,493

1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	AA	1,060,460

	Connecticut State, General Obligation Bonds, Series 2001C:
5,000	5.500%, 12/15/13 (UB)	No Opt. Call	AA	5,078,650
10,000	5.500%, 12/15/14 (UB)	No Opt. Call	AA	10,684,700

	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
1,195	5.000%, 8/01/20 – AGM Insured	8/15 at 100.00	AA–	1,291,962
595	5.000%, 8/01/21 – AGM Insured	8/15 at 100.00	AA–	642,921
1,210	4.375%, 8/01/24 – AGM Insured	8/15 at 100.00	AA–	1,227,327

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$2,000	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2012A, 5.000%, 11/01/18	No Opt. Call	A2	$2,254,380

485	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	564,991

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
700	5.500%, 7/01/14 – AGM Insured	No Opt. Call	AA–	713,412
2,125	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA–	2,232,844
2,500	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA–	2,609,925
2,870	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA–	2,953,173
1,875	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA–	1,899,638

1,700	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa3	1,328,329

3,000	Waterbury, Connecticut, General Obligation Bonds, Series 2012A, 5.000%, 8/01/30	8/22 at 100.00	A1	3,084,660

2,000	West Haven, Connecticut, General Obligation Bonds, Series 2012, 5.000%, 8/01/24 – AGM Insured	8/22 at 100.00	AA–	2,059,140

	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
1,280	7.000%, 12/01/24 – AGM Insured	12/20 at 100.00	AA–	1,468,416
1,415	7.000%, 12/01/25 – AGM Insured	12/20 at 100.00	AA–	1,602,544
1,725	7.000%, 12/01/27 – AGM Insured	12/20 at 100.00	AA–	1,923,841
57,615	Total Tax Obligation/General			60,735,162
	Tax Obligation/Limited – 13.9%

2,600	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F, 5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA–	2,603,224

1,315	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2008G, 6.000%, 7/01/28 – AGC Insured	7/18 at 100.00	AA–	1,404,196

	Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
1,275	5.000%, 12/15/20	12/13 at 100.00	AA–	1,302,323
1,000	5.000%, 12/15/30	12/13 at 100.00	AA–	1,003,540

5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/26 – AMBAC Insured	8/17 at 100.00	AA	5,227,550

5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2008A, 5.000%, 11/01/28	11/18 at 100.00	AA	5,262,650

	Connecticut, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2012A:
3,000	5.000%, 1/01/31	No Opt. Call	AA	3,117,780
2,500	5.000%, 1/01/33	No Opt. Call	AA	2,575,050

2,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	2,249,566

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
200	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	BBB	149,116
4,050	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A	3,005,910

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
2,250	6.000%, 8/01/42	8/19 at 100.00	A+	2,005,313
5,000	6.500%, 8/01/44	8/19 at 100.00	A+	4,733,200

13,230	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	No Opt. Call	A+	3,239,498

1,050	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	AA–	880,667

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Connecticut Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$305	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	$292,715

1,720	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	1,717,764

4,025	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	3,811,554

1,370	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,324,379
57,090	Total Tax Obligation/Limited			45,905,995
	Transportation – 0.5%

1,360	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002, 5.375%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R	1,405,655

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	12/13 at 100.00	N/R	248,750
1,610	Total Transportation			1,654,405
	U.S. Guaranteed – 3.0% (5)

685	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lutheran General Healthcare System – Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19 (ETM)	11/13 at 100.00	Aaa	815,842

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
395	5.000%, 7/01/30 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R (5)	450,557
965	5.000%, 7/01/37 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R (5)	1,100,727

2,330	Connecticut State, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 (Pre-refunded 4/01/14) – FGIC Insured	4/14 at 100.00	AA (5)	2,395,962

1,395	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A (5)	1,679,315

550	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32 (Pre-refunded 11/15/13)	11/13 at 100.00	AA+ (5)	555,489

2,670	University of Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 2/15/17 (Pre-refunded 2/15/15) – AGM Insured	2/15 at 100.00	AA (5)	2,848,116
8,990	Total U.S. Guaranteed			9,846,008
	Utilities – 9.0%

	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Series 2013A:
500	5.000%, 1/01/20	No Opt. Call	Aa3	574,075
345	5.000%, 1/01/38	1/23 at 100.00	Aa3	345,486

	Connecticut Municipal Electric Energy Cooperative, Transmission Services Revenue Bonds, Series 2012A:
955	5.000%, 1/01/24	1/22 at 100.00	Aa3	1,051,226
880	5.000%, 1/01/25	1/22 at 100.00	Aa3	956,111

5,250	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	11/13 at 100.00	Ba1	5,253,623

1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/13 at 100.00	Ba1	999,170

3,170	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/22 at 100.00	Aa3	3,184,804

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
265	5.500%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BBB	265,201
6,685	5.500%, 1/01/20 (Alternative Minimum Tax)	1/14 at 100.00	BBB	6,690,080

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)

	Guam Power Authority, Revenue Bonds, Series 2012A:
$440	5.000%, 10/01/25 – AGM Insured	10/22 at 100.00	AA–	$470,633
555	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA–	566,350

	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002:
5,000	5.000%, 7/01/19 – NPFG Insured	No Opt. Call	A	4,724,850
5,000	5.000%, 7/01/20 – NPFG Insured	No Opt. Call	A	4,601,250
30,045	Total Utilities			29,682,859
	Water and Sewer – 11.4%

160	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Refunding Series 2005B, 4.400%, 8/01/29 – SYNCORA GTY Insured	8/14 at 100.00	N/R	147,686

5,625	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	5,392,181

5,000	Connecticut, State Revolving Fund General Revenue Bonds, Series 2013A, 5.000%, 3/01/25	3/23 at 100.00	AAA	5,617,799

	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
3,840	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	3,908,467
4,685	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	4,698,727

2,350	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	2,218,048

2,500	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A, 5.000%, 4/01/39	4/22 at 100.00	AA	2,520,725

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	1,043,070

1,140	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	859,172

500	South Central Connecticut Regional Water Authority, Water System Revenue Bonds Twenty-Eighth Series 2013A, 5.000%, 8/01/38	8/22 at 100.00	Aa3	502,125

1,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds Twenty-Eighth Series 2013B, 5.000%, 8/01/21	No Opt. Call	Aa3	1,141,050

2,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Seventh Series 2012, 5.000%, 8/01/30 – FGIC Insured	8/22 at 100.00	Aa3	2,077,200

2,760	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth Series, 2007A, 5.000%, 8/01/30 – NPFG Insured	8/16 at 100.00	Aa3	2,828,834

4,130	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41	8/21 at 100.00	Aa3	4,194,593

500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2013A, 5.250%, 8/15/43	8/23 at 100.00	AA+	508,915
37,190	Total Water and Sewer			37,658,592
$339,650	Total Investments (cost $340,229,279) – 101.3%			333,690,245
	Floating Rate Obligations – (3.0%)			(10,000,000)
	Other Assets Less Liabilities – 1.7%			5,803,857
	Net Assets – 100%			$329,494,102

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Connecticut Municipal Bond Fund (continued)

August 31, 2013

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(ETM)	Escrowed to maturity.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

26	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Massachusetts Municipal Bond Fund

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.4%

$1,425	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	3/14 at 101.00	Caa3	$1,003,414
	Consumer Staples – 0.7%

725	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/33 at 100.00	BBB+	668,559

1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,088,410
1,725	Total Consumer Staples			1,756,969
	Education and Civic Organizations – 28.4%

1,270	Massachusetts Development Finance Agency, Revenue Bonds, Bentley University, Series 2010, 5.000%, 7/01/28	7/20 at 100.00	A3	1,286,789

3,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston College Issue, Series 2013S, 5.000%, 7/01/32	7/23 at 100.00	AA–	3,113,160

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2010R-1, 5.000%, 7/01/40	7/20 at 100.00	AA–	1,527,705

975	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1, 5.000%, 10/01/39 – AMBAC Insured	10/15 at 100.00	A1	960,980

1,015	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2008U-4, 5.600%, 10/01/35	10/19 at 100.00	A1	1,115,373

750	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29	10/19 at 100.00	A1	781,575

3,000	Massachusetts Development Finance Agency, Revenue Bonds, Brandeis University, Series 2008N, 5.000%, 10/01/39	10/18 at 100.00	A1	2,995,530

6,000	Massachusetts Development Finance Agency, Revenue Bonds, Draper Laboratory, Series 2008, 5.875%, 9/01/30	9/18 at 100.00	Aa3	6,633,298

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	BBB+	936,070

3,000	Massachusetts Development Finance Agency, Revenue Bonds, Harvard University, Series 2010B-1, 5.000%, 10/15/40	10/20 at 100.00	AAA	3,119,160

1,350	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	BBB–	1,251,815

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J, 5.250%, 10/01/39 (WI/DD, Settling 9/05/13)	10/23 at 100.00	BBB+	958,860

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	1,007,020

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37	4/21 at 100.00	AA–	3,556,735

1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB	1,139,650

	Massachusetts Development Finance Agency, Revenue Bonds, Williston Northampton School, Series 2005B:
100	5.000%, 10/01/25 – SYNCORA GTY Insured	10/15 at 100.00	Baa2	100,566
3,090	5.000%, 10/01/37 – SYNCORA GTY Insured	10/15 at 100.00	Baa2	2,815,917

895	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	892,521

2,400	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A+	2,313,864

3,020	Massachusetts Development Finance Authority, Revenue Bonds, Curry College, Series 1999A, 5.500%, 3/01/29 – ACA Insured	3/14 at 100.00	BBB	3,020,544

	Massachusetts Development Finance Authority, Revenue Bonds, Hampshire College, Series 2004:
1,000	5.625%, 10/01/24	10/14 at 100.00	BBB	1,011,330
1,000	5.700%, 10/01/34	10/14 at 100.00	BBB	1,005,140

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Massachusetts Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$2,100	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	$2,218,167

6,000	Massachusetts Developoment Finance Agency, Revenue Bonds, Boston University, Series 2013X, 5.000%, 10/01/48	10/23 at 100.00	A1	5,847,778

	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series 2013:
2,500	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	AA	2,674,375
2,500	5.250%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	AA	2,388,500

1,625	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2008H, 6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)	1/18 at 100.00	AA	1,690,179

1,690	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2009I, 6.000%, 1/01/28	1/20 at 100.00	AA	1,799,546

1,500	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2011J, 5.625%, 7/01/33 (Alternative Minimum Tax)	7/21 at 100.00	AA	1,462,275

800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010A, 13.591%, 12/15/34 (IF) (5)	12/19 at 100.00	AAA	900,080

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lesley University, Series 2009A, 5.000%, 7/01/29 – AGC Insured	7/19 at 100.00	AA–	1,019,030

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University, Series 2008O, 5.375%, 8/15/38	8/18 at 100.00	Aa2	3,262,800

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, University of Massachusetts, Series 2005D, 5.250%, 10/01/24 – FGIC Insured	10/14 at 100.00	AA	1,049,530

90	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31	7/16 at 100.00	AA+	93,970

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,532,625

425	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 4.375%, 10/01/31	No Opt. Call	BBB	286,212

7,500	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2013-1, 5.000%, 11/01/39	11/22 at 100.00	Aa2	7,648,723
74,095	Total Education and Civic Organizations			75,417,392
	Health Care – 12.4%

	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013:
250	4.500%, 11/15/33	11/23 at 100.00	A–	222,088
2,340	5.250%, 11/15/41	11/23 at 100.00	A–	2,267,858

	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems, Series 2012G:
3,005	5.000%, 10/01/28	10/21 at 100.00	A–	3,023,751
500	5.000%, 10/01/30	10/21 at 100.00	A–	491,245

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F, 5.000%, 7/01/37	7/23 at 100.00	A	957,640

1,500	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.500%, 1/15/38 (4)	1/18 at 100.00	N/R	5,565

2,065	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center, Series 2009I, 5.750%, 7/01/36	7/19 at 100.00	A+	2,113,548

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston Medical Center, Series 2008B, 5.250%, 7/01/38	7/18 at 100.00	BBB+	2,916,660

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2004D, 5.125%, 11/15/35 – AGC Insured	11/19 at 100.00	AA–	$977,870

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Auction Rate Series 2004D, 5.250%, 7/01/24 – NPFG Insured	7/18 at 100.00	A	1,073,050

350	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13, 2008, 5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	A	365,659

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009:
500	5.000%, 2/01/25 – NPFG Insured	8/18 at 100.00	A	514,930
100	5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A	105,470

1,870	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	1,508,922

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard Pilgrim Healthcare, Series 1998A, 4.750%, 7/01/22 – AGM Insured	1/14 at 100.00	AA–	1,501,380

3,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A+	3,632,900

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A+	2,053,420

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E:
2,040	5.000%, 7/15/32	7/17 at 100.00	BBB–	1,863,948
1,000	5.000%, 7/15/37	7/17 at 100.00	BBB–	889,550

1,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	1,345,442

1,426	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43	11/13 at 100.00	D	1,097,098

1,067	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43	1/43 at 102.19	D	102,487

1,689	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43	1/14 at 100.00	D	17

4,065	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB+	3,884,921
38,067	Total Health Care			32,915,419
	Housing/Multifamily – 2.9%

1,535	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%, 4/01/20 – AGM Insured	4/18 at 100.00	AA–	1,662,006

3,140	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	2,956,907

500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)	12/13 at 100.00	AA–	500,130

2,575	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/14 at 101.00	N/R	2,628,998
7,750	Total Housing/Multifamily			7,748,041

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Massachusetts Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 0.1%

$190	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145, 15.272%, 06/01/16 (IF)	No Opt. Call	AA	$190,082
	Industrials – 0.2%

165	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	163,041

400	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14	No Opt. Call	BBB	409,244
565	Total Industrials			572,285
	Long-Term Care – 2.7%

1,500	Massachusetts Development Finance Agency, Human Service Provider Revenue Bonds, Seven Hills Foundation and Affiliates Issue, Series 2005, 5.000%, 9/01/35 – RAAI Insured	9/15 at 100.00	BBB–	1,271,910

240	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A–	244,658

1,000	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue, Series 2013A, 6.250%, 11/15/28	11/23 at 100.00	N/R	964,740

4,220	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/13 at 102.00	N/R	3,903,162

40	Massachusetts Development Finance Authority, First Mortgage Revenue Bonds, Berkshire Retirement Community – Edgecombe Project, Series 2001A, 6.750%, 7/01/21	1/14 at 100.00	BBB	40,062

655	Massachusetts Industrial Finance Agency, First Mortgage Revenue Bonds, Berkshire Retirement Community, Series 1994B, 4.750%, 7/01/17	11/13 at 100.00	BBB	655,655
7,655	Total Long-Term Care			7,080,187
	Tax Obligation/General – 6.4%

500	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aa2	534,995

1,045	Boston, Massachusetts, General Obligation Bonds, Series 2013A, 4.000%, 3/01/25	3/23 at 100.00	Aaa	1,078,137

	Fall River, Massachusetts, General Obligation Bonds, Series 2003:
190	5.250%, 2/01/17 – AGM Insured	2/14 at 100.00	AA–	192,658
120	5.000%, 2/01/21 – AGM Insured	2/14 at 100.00	AA–	121,654

1,750	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011, 5.000%, 2/15/32	2/20 at 100.00	AA	1,796,568

1,005	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	AA+	1,256,572

1,100	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2011B, 5.000%, 8/01/16	No Opt. Call	AA+	1,233,320

710	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2013, 4.000%, 1/15/30	1/23 at 100.00	AA	671,511

1,000	North Reading, Massachusetts, General Obligation Bonds, Series 2012, 5.000%, 5/15/35 – AMBAC Insured	5/22 at 100.00	Aa2	1,028,370

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
275	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA–	288,956
1,490	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA–	1,555,515
980	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA–	992,877

4,300	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa3	3,359,891

2,000	Quincy, Massachusetts, General Obligation Bonds, Series 2011, 5.125%, 12/01/33	12/20 at 100.00	Aa2	2,062,020

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$690	Westfield, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 8/01/19 – AMBAC Insured	8/14 at 100.50	A+	$721,036

120	Worcester, Massachusetts, General Obligation Bonds, Series 2001A, 5.500%, 8/15/18 – FGIC Insured	2/14 at 100.00	Aa3	120,494
17,275	Total Tax Obligation/General			17,014,574
	Tax Obligation/Limited – 14.4%

800	Government of Guam, Business Privilege Tax Bonds, Series 2012B–1, 5.000%, 1/01/37	1/22 at 100.00	A	772,168

680	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 – AMBAC Insured	11/13 at 100.00	A–	683,604

395	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	A–	405,298

2,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2003A, 5.250%, 7/01/18	No Opt. Call	AAA	2,338,940

2,500	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AA	2,543,850

	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B:
2,025	5.375%, 5/01/22 – SYNCORA GTY Insured	No Opt. Call	Aa2	2,375,123
1,125	5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	Aa2	1,319,603

1,310	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2011A, 5.000%, 5/01/24	No Opt. Call	AA	1,483,667

1,145	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37	5/22 at 100.00	AA	1,172,434

3,125	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/38	5/23 at 100.00	AA+	3,209,469

1,400	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/22 – AMBAC Insured	8/17 at 100.00	AA+	1,571,780

2,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B, 5.000%, 10/15/41	10/21 at 100.00	AA+	2,038,680

1,130	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	1,271,284

1,650	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA	1,673,298

1,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Series 2012A, 5.000%, 6/01/14	No Opt. Call	AAA	1,036,430

475	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	297,583

1,650	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/18 – NPFG Insured	7/14 at 100.00	A	1,600,335

3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	2,673,750

5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/37	2/20 at 100.00	A+	4,154,998

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A–1, 5.000%, 8/01/43	8/21 at 100.00	A+	749,700

3,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	3,314,395

25	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	24,168

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Massachusetts Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,650	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB	$1,562,501
38,585	Total Tax Obligation/Limited			38,273,058
	Transportation – 6.5%

1,840	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	1,876,910

2,000	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	2,115,920

865	Massachusetts Port Authority, Revenue Bonds, Series 2003C, 5.000%, 7/01/18 – NPFG Insured	11/13 at 100.00	AA–	868,304

2,750	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/32	No Opt. Call	AA	2,808,933

2,600	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A	2,495,610

500	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	494,480

4,055	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	3,627,644

825	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	827,599

2,250	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/32 – AGM Insured	7/15 at 100.00	AA–	2,244,488
17,685	Total Transportation			17,359,888
	U.S. Guaranteed – 12.4% (6)

850	Beverly, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/01/21 (Pre-refunded 11/01/13) – NPFG Insured	11/13 at 100.00	Aa2 (6)	856,962

1,115	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (6)	1,251,710

75	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	87,584

1,375	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 (Pre-refunded 5/01/16) – AMBAC Insured	5/16 at 100.00	Aa2 (6)	1,532,575

500	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Dominion Energy Brayton Point Project, Refunding Series 2009, 5.750%, 12/01/42 (Pre-refunded 5/01/19)	5/19 at 100.00	A– (6)	603,755

3,075	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – AGC Insured	7/15 at 100.00	AA– (6)	3,325,520

295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured	7/21 at 100.00	A (6)	332,415

620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31 (Pre-refunded 7/01/16)	7/16 at 100.00	N/R (6)	695,194

	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
3,200	5.000%, 8/15/20 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (6)	3,484,736
5,000	5.000%, 8/15/23 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (6)	5,444,898
1,535	5.000%, 8/15/25 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (6)	1,671,584
1,000	5.000%, 8/15/26 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (6)	1,088,980

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)

$1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2004-10, 5.000%, 8/01/34 (Pre-refunded 8/01/14)	8/14 at 100.00	AAA	$1,043,970

1,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 5.000%, 8/01/31 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	AA+ (6)	1,685,745

	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2005A:
1,500	5.000%, 3/01/17 (Pre-refunded 3/01/15) – AGM Insured	3/15 at 100.00	AA+ (6)	1,603,710
1,900	5.000%, 3/01/23 (Pre-refunded 3/01/15) – AGM Insured	3/15 at 100.00	Aaa	2,031,366
2,545	5.000%, 3/01/24 (Pre-refunded 3/01/15) – AGM Insured	3/15 at 100.00	Aaa	2,720,961

1,390	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2005C, 5.000%, 9/01/21 (Pre-refunded 9/01/15)	9/15 at 100.00	AA+ (6)	1,516,282

1,350	Norwell, Massachusetts, General Obligation Bonds, Series 2005, 5.000%, 2/15/25 (Pre-refunded 2/15/15) – AMBAC Insured	2/15 at 101.00	AAA	1,454,099

350	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/18 (Pre-refunded 7/01/14)	7/14 at 100.00	A (6)	364,011
30,175	Total U.S. Guaranteed			32,796,057
	Utilities – 2.4%

1,435	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	1,403,487

1,265	Massachusetts Clean Energy Cooperative Corporation, Revenue Bonds, Massachusetts Municipal Lighting Plant Cooperative, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	A1	1,301,571

1,560	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	1,223,477

2,900	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – FGIC Insured	7/14 at 100.00	A	2,501,598
7,160	Total Utilities			6,430,133
	Water and Sewer – 8.2%

1,700	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	1,723,460

1,000	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Lien Refunding Series 2010A, 5.000%, 11/01/30	11/19 at 100.00	AA+	1,069,930

60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	11/13 at 100.00	AAA	60,231

380	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2004-10, 5.000%, 8/01/26	8/14 at 100.00	AAA	394,847

2,500	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2013A, 5.000%, 8/01/22	No Opt. Call	AA+	2,888,375

1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – AGM Insured	No Opt. Call	AA+	1,176,400

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A:
2,065	5.250%, 8/01/15 – NPFG Insured	No Opt. Call	AA+	2,254,546
1,650	5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA+	1,777,281
750	5.000%, 8/01/28 – NPFG Insured	8/17 at 100.00	AA+	800,505
2,080	5.000%, 8/01/29 – NPFG Insured	8/17 at 100.00	AA+	2,199,621

2,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005B, 5.000%, 8/01/35 – NPFG Insured	8/17 at 100.00	AA+	2,601,100

2,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+	1,761,800

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	572,782

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Massachusetts Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$1,500	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA–	$1,558,740

1,000	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A+	1,035,050
20,945	Total Water and Sewer			21,874,668
$263,297	Total Investments (cost $265,348,472) – 98.1%			260,432,167
	Other Assets Less Liabilities – 1.9%			4,952,057
	Net Assets – 100%			$265,384,224

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

34	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen New Jersey Municipal Bond Fund

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.2%

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$280	5.000%, 1/01/32	1/15 at 100.00	Caa1	$185,058
240	5.125%, 1/01/37	1/15 at 100.00	Caa1	158,090
520	Total Consumer Discretionary			343,148
	Consumer Staples – 3.1%

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,000	4.500%, 6/01/23	6/17 at 100.00	B1	2,694,330
7,280	4.750%, 6/01/34	6/17 at 100.00	B2	4,985,925
1,740	5.000%, 6/01/41	6/17 at 100.00	B2	1,182,626
12,020	Total Consumer Staples			8,862,881
	Education and Civic Organizations – 11.3%

375	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	382,838

2,500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	11/13 at 100.00	BBB	2,499,800

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	1,009,930

1,840	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2009A, 5.500%, 9/01/36 – AGC Insured	9/19 at 100.00	AA–	1,917,188

1,495	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D, 5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A	1,505,525

45	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 – NPFG Insured	7/14 at 100.00	AA–	46,359

1,400	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F, 5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	A1	1,498,826

1,035	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	1,035,745

465	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2005A, 5.000%, 7/01/24	7/15 at 100.00	AAA	500,926

	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B:
525	5.000%, 7/01/37	7/22 at 100.00	A	526,082
100	5.000%, 7/01/42	7/22 at 100.00	A	99,842

2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Richard Stockton College of New Jersey, Refunding Series 2008A, 5.375%, 7/01/38	7/18 at 100.00	A+	2,062,280

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
350	5.000%, 7/01/32	7/21 at 100.00	BBB+	333,949
230	5.000%, 7/01/37	7/21 at 100.00	BBB+	213,371

500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan College, Series 2007B, 4.250%, 7/01/34 – FGIC Insured	7/17 at 100.00	A+	453,435

740	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A	747,977

4,030	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA–	4,167,665

585	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	600,052

510	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	512,423

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen New Jersey Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$2,125	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.375%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	$2,021,343

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2013-1A:
1,600	3.625%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,394,096
1,000	4.000%, 12/01/28 (Alternative Minimum Tax)	12/22 at 100.00	AA	875,860
1,585	4.000%, 12/01/31 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,309,987
1,670	4.125%, 12/01/35 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,335,349

1,425	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A+	1,425,912

550	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System Project, Refunding Series 2012, 5.125%, 4/01/32	4/22 at 100.00	BBB–	420,123

150	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	124,865

1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/13 at 100.00	BBB–	1,207,950

2,320	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	AA–	2,387,976
33,650	Total Education and Civic Organizations			32,617,674
	Financials – 0.6%

750	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	10/13 at 100.00	Baa3	753,750

1,000	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	1,031,220
1,750	Total Financials			1,784,970
	Health Care – 15.7%

800	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	758,760

2,530	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.250%, 2/15/27	2/15 at 100.00	BBB	2,520,588

400	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	400,192

2,955	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	2,950,479

4,425	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	4,488,233

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
800	6.000%, 7/01/26	7/21 at 100.00	BB+	822,552
75	6.250%, 7/01/35	7/21 at 100.00	BB+	76,034

360	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	375,116

	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
800	5.250%, 7/01/31	7/23 at 100.00	BBB	745,128
440	5.500%, 7/01/43	7/23 at 100.00	BBB	402,481

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	$1,169,779

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,502,235

140	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	140,291

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/26	7/16 at 100.00	A	2,014,320

1,630	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	1,581,948

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
1,125	5.000%, 7/01/31	7/22 at 100.00	A3	1,126,114
1,320	5.000%, 7/01/42	7/22 at 100.00	A3	1,229,501

550	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A	545,655

5,350	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	5,345,880

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
2,500	5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	2,507,875
900	5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	835,047

16,225	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/35	1/17 at 39.39	BBB+	4,471,772

360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	360,421

750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB+	731,130

3,050	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	3,004,006

560	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A3	447,933

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
1,180	5.500%, 7/01/23	11/13 at 100.00	Ba2	1,180,142
1,785	5.500%, 7/01/33	11/13 at 100.00	Ba2	1,746,908

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
855	5.000%, 7/01/25	7/16 at 100.00	A2	869,056
100	5.000%, 7/01/26	7/16 at 100.00	A2	101,192
810	5.000%, 7/01/36	7/16 at 100.00	A2	784,752
57,435	Total Health Care			45,235,520
	Housing/Multifamily – 4.0%

960	Essex County Improvement Authority, New Jersey, FNMA Enhanced Multifamily Housing Revenue Bonds, Ballantyne House Project, Series 2002, 4.750%, 11/01/22 (Alternative Minimum Tax)	11/13 at 100.00	Aa1	977,261

	New Jersey Economic Development Authority, Student Hosuing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
2,055	5.750%, 6/01/31	6/20 at 100.00	Baa3	2,141,043
1,100	5.875%, 6/01/42	6/20 at 100.00	Baa3	1,136,982

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen New Jersey Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)

$3,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	A+	$2,774,640

	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
2,250	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA–	1,999,755
1,125	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA–	955,260
1,125	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA–	939,949

590	Newark Housing Authority, New Jersey, GNMA Collateralized Housing Revenue Bonds, Fairview Apartments Project, Series 2000A, 6.300%, 10/20/19 (Alternative Minimum Tax)	10/13 at 100.00	Aa2	591,333
12,205	Total Housing/Multifamily			11,516,223
	Housing/Single Family – 1.2%

1,730	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	1,632,290

1,755	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2008AA, 6.375%, 10/01/28	10/18 at 100.00	AA	1,842,276
3,485	Total Housing/Single Family			3,474,566
	Industrials – 0.6%

1,660	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999A, 2.125%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	BBB	1,646,936
	Long-Term Care – 2.3%

685	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	595,655

730	New Jersey Economic Development Authority, First Mortgage Fixed Rate Revenue Bonds, Cadbury Corporation, Series 1998A, 5.500%, 7/01/18 – ACA Insured	1/14 at 100.00	N/R	729,993

1,975	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.750%, 11/01/24	11/14 at 100.00	BBB–	1,983,532

600	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18	12/13 at 100.00	A–	601,350

140	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32	6/15 at 100.00	A–	140,069

1,325	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	1,205,856

1,500	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	1/14 at 100.00	BBB–	1,417,110
6,955	Total Long-Term Care			6,673,565
	Tax Obligation/General – 8.0%

695	Haddon Heights School District, Camden County, New Jersey, General Obligation Bonds, Refunding Series 2012, 3.250%, 1/01/30	1/23 at 100.00	AA–	567,752

	Jefferson Township School District, Morris County, New Jersey, General Obligation Bonds, Refunding Series 2012:
755	4.000%, 9/15/26	9/22 at 100.00	AA–	760,625
1,270	4.000%, 9/15/27	9/22 at 100.00	AA–	1,261,885

525	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	564,601

620	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2006, 5.000%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	661,645

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$1,500	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 8/01/24	8/22 at 100.00	AA–	$1,540,485

2,750	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	3,090,890

	Readington Township, New Jersey, General Obligation Bonds, General Improvement Series 2011:
875	5.125%, 1/15/28	1/21 at 100.00	AA	908,399
875	5.250%, 1/15/30	1/21 at 100.00	AA	905,756

	South Brunswick Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2012:
500	4.000%, 12/01/22	6/22 at 100.00	AA	533,910
450	4.000%, 12/01/23	6/22 at 100.00	AA	474,750
305	4.000%, 12/01/24	6/22 at 100.00	AA	317,505

3,000	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Series 2013A, 5.000%, 3/01/34	No Opt. Call	AA+	2,988,570

3,685	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	3,694,470

2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011, 5.000%, 6/15/41	6/21 at 100.00	AA+	2,557,001

2,110	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 1/01/21 – AGM Insured	1/16 at 100.00	Aa3	2,296,165
22,430	Total Tax Obligation/General			23,124,409
	Tax Obligation/Limited – 20.4%

650	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	745,147

825	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	956,876

2,500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	2,923,025

1,395	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,399,562

2,255	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/27	6/16 at 100.00	A+	2,369,261

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,310	5.000%, 6/15/19	No Opt. Call	BBB+	1,437,673
700	5.000%, 6/15/21	No Opt. Call	BBB+	749,777
2,850	5.000%, 6/15/25	6/22 at 100.00	BBB+	2,879,013

1,000	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – AGM Insured	3/15 at 100.00	AA–	1,040,140

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
2,600	5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	2,701,894
1,000	5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	A	1,008,870

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
85	5.125%, 6/15/27	6/17 at 100.00	Baa3	85,415
145	5.125%, 6/15/37	6/17 at 100.00	Baa3	139,683

4,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/22	No Opt. Call	A+	4,464,160

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen New Jersey Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$830	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U, 5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	$832,681

	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A:
3,245	5.000%, 10/01/28	10/18 at 100.00	A+	3,375,157
1,950	5.250%, 10/01/38	10/18 at 100.00	A+	1,956,806

2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A+	2,203,220

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
695	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	769,115
1,000	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	1,102,860

14,635	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	5,631,547

1,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	2,196,989

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
4,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	1,330,000
4,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	1,246,320
5,450	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	1,567,202

500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	531,610

5,505	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	A+	1,142,838

2,750	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	3,017,245

2,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	No Opt. Call	A+	2,461,400

	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
1,465	5.000%, 5/01/21	No Opt. Call	Aa3	1,621,682
2,000	3.500%, 5/01/35	5/22 at 100.00	Aa3	1,545,780

485	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	303,848

1,670	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,488,388

1,495	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,218,350

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	AA–	377,429
79,840	Total Tax Obligation/Limited			58,820,963
	Transportation – 15.6%

	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
1,335	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	A1	1,355,012
500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	516,675

1,100	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	1,101,551

	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A:
500	5.000%, 7/01/26	7/22 at 100.00	A2	533,055
140	4.000%, 7/01/27	7/22 at 100.00	A2	135,933
500	3.000%, 7/01/28	7/22 at 100.00	A2	414,985

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
$1,095	5.000%, 1/01/26	No Opt. Call	BBB–	$1,092,930
1,000	5.000%, 1/01/27	No Opt. Call	BBB–	980,860

570	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/30	9/22 at 100.00	A+	582,432

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
400	5.125%, 9/15/23 (Alternative Minimum Tax)	9/13 at 100.00	B	368,200
800	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	715,936

1,295	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A	1,395,052

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
70	6.500%, 1/01/16	No Opt. Call	A3	79,146
340	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	384,421

1,300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA–	1,382,563

3,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	3,507,280

2,380	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	2,475,271

5,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2013A, 5.000%, 1/01/43	7/22 at 100.00	A+	4,923,999

900	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	907,551

2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Third Series 2008, 5.000%, 7/15/38	7/18 at 100.00	AA–	2,016,220

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
2,500	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	2,647,575
500	5.000%, 12/01/34	6/15 at 101.00	AA–	502,680

420	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2007, Trust 2920, 17.694%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	488,897

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–	6,026,816

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
2,000	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/13 at 100.00	A	2,047,080
3,125	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/13 at 100.00	A	3,186,969

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q:
2,575	3.000%, 1/01/23	No Opt. Call	A1	2,427,865
870	3.000%, 1/01/24	1/23 at 100.00	A1	801,087

1,810	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/22	No Opt. Call	A–	2,012,014
44,525	Total Transportation			45,010,055
	U.S. Guaranteed – 11.6% (4)

	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003:
1,000	5.000%, 12/01/20 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA (4)	1,012,190
695	5.000%, 12/01/21 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA (4)	703,472

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen New Jersey Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)

	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
$395	5.000%, 4/01/25 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA– (4)	$423,764
920	5.000%, 4/01/35 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA– (4)	986,994

735	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 4.000%, 12/01/17 (Pre-refunded 12/01/15) – AMBAC Insured	12/15 at 100.00	N/R (4)	753110

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
1,795	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,874,267
2,070	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	2,161,411

1,135	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 6.625%, 7/01/38 (Pre-refunded 1/01/14)	1/14 at 100.00	N/R (4)	1,158,960

395	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R (4)	463,943

420	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A (4)	469,300

	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
1,825	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (4)	1,975,435
525	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (4)	568,276

	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
125	5.000%, 7/01/18 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (4)	127,021
265	5.000%, 7/01/19 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (4)	269,285
815	4.250%, 7/01/24 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (4)	826,125

290	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB+ (4)	302,870

2,500	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	Baa1 (4)	3,259,475

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
1,050	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (4)	1,144,416
1,875	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (4)	2,043,600
4,495	5.000%, 9/15/26 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (4)	4,899,190
1,325	5.000%, 9/15/28 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (4)	1,444,144

845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (4)	996,280

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
35	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (4)	39,744
200	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A (4)	227,106
50	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	56,777
255	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	289,560
115	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	121,707
70	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	74,082
5	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A (4)	5,292

375	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	A (4)	381,338

4,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured	No Opt. Call	Aaa	4,509,240
30,600	Total U.S. Guaranteed			33,568,374

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 0.6%

	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A:
$1,000	5.000%, 6/15/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	$899,750
1,000	5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	894,350
2,000	Total Utilities			1,794,100
	Water and Sewer – 3.3%

	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
1,040	5.000%, 10/01/23	No Opt. Call	A	1,144,634
2,175	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	1,746,221

960	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A1	961,949

1,770	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, Series A-R, 7.355%, 9/01/21 (IF) (5)	No Opt. Call	AAA	2,096,618

	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
1,500	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	1,563,780
1,345	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	1,318,759

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	572,782
9,550	Total Water and Sewer			9,404,743
$318,625	Total Investments (cost $286,766,261) – 98.5%			283,878,127
	Other Assets Less Liabilities – 1.5%			4,320,372
	Net Assets – 100%			$288,198,499

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen New York Municipal Bond Fund

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.1%

$665	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$618,856
	Consumer Staples – 2.4%

390	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/13 at 100.00	A3	357,224

950	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/13 at 100.00	BBB+	876,043

155	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	12/13 at 100.00	A3	144,635

6,650	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008C, 6.625%, 6/01/44	6/22 at 100.00	BB–	5,961,060

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,815	4.750%, 6/01/22	6/16 at 100.00	BBB–	1,680,763
1,225	5.000%, 6/01/26	6/16 at 100.00	BB–	1,008,677
7,210	5.125%, 6/01/42	6/16 at 100.00	B	4,871,941

1,500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,632,615
19,895	Total Consumer Staples			16,532,958
	Education and Civic Organizations – 12.5%

660	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	646,985

	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A:
520	5.000%, 4/01/20	4/17 at 100.00	BB+	525,928
1,000	5.000%, 4/01/27	4/17 at 100.00	BB+	929,010
290	5.000%, 4/01/37	4/17 at 100.00	BB+	245,253

1,000	Allegany County Industrial Development Agency, New York, Revenue Bonds, Alfred University, Series 1998, 5.000%, 8/01/28 – NPFG Insured	2/14 at 100.00	Baa1	1,000,040

3,875	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	1/20 at 100.00	BBB–	4,104,013

1,125	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Medaille College, Series 2012, 5.250%, 4/01/35	1/23 at 100.00	BB+	1,008,540

2,190	Buffalo and Erie County Industrial Land Development Corporation, New York, Tax-Exempt Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	BB	2,319,911

1,130	Build NYC Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A, 5.000%, 4/01/33	4/23 at 100.00	BBB–	1,055,013

215	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	215,363

1,750	Dormitory Authority of the State of New York, Brooklyn Law School Revenue Bonds, Series 2009, 5.750%, 7/01/33	7/19 at 100.00	BBB+	1,778,420

	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A:
2,655	5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	N/R	2,537,782
2,820	5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	2,562,308

1,055	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	1,128,650

1,880	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – NPFG Insured	7/17 at 100.00	A	1,896,093

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007:
$1,670	5.250%, 7/01/29 – FGIC Insured	No Opt. Call	A	$1,680,605
735	5.250%, 7/01/34 – FGIC Insured	No Opt. Call	A	709,672

1,850	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – NPFG Insured	1/14 at 100.00	A	1,855,772

2,120	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	2,139,292

435	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	A	433,769

2,175	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	2,261,152

750	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.625%, 11/01/32 – AGM Insured	5/21 at 100.00	AA–	789,255

350	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	363,818

585	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	594,875

1,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	1,005,900

1,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	1,512,735

1,200	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	1,244,628

1,845	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Project, Series 2007-A2, 4.500%, 8/01/36	8/17 at 100.00	Baa1	1,580,464

615	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	613,340

250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A	254,110

1,175	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	1,188,806

940	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Series 2005A, Tender Option Bond Trust 3127, 12.849%, 1/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	955,369

4,000	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	5/23 at 100.00	AA–	4,158,360

2,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Polytechnic University, Series 2007, 5.250%, 11/01/37 – ACA Insured	11/17 at 100.00	BBB–	2,507,575

1,285	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB	1,161,216

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, YMCA of Greater New York, Series 2006:
5,520	5.000%, 8/01/26	8/16 at 100.00	A–	5,603,297
2,000	5.000%, 8/01/36	8/16 at 100.00	A–	1,999,920

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
4,000	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	Ba1	3,578,200
1,060	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	Ba1	889,541
1,795	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	1,424,440
5,170	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	Ba1	4,231,076

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen New York Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
$720	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB	$702,778
2,500	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	A	2,398,925
3,550	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	3,092,618
1,150	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	A	1,021,522

2,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Carnegie Hall, Series 2009A, 5.000%, 12/01/39	12/19 at 100.00	A+	2,020,160

740	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	743,559

	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012:
1,000	5.000%, 7/01/32	7/22 at 100.00	Baa2	927,350
2,445	5.000%, 7/01/42	7/22 at 100.00	Baa2	2,210,304

430	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	432,189

1,600	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	1,569,040

865	Utica Industrial Development Agency, New York, Revenue Bonds, Utica College, Series 1998A, 5.750%, 8/01/28	11/13 at 100.00	N/R	854,724

	Yonkers Economic Development Corporation, New York, Revenue Bonds, Charter School Educational Excellence Project, Series 2010A:
1,340	6.000%, 10/15/30	10/20 at 100.00	BB	1,309,086
2,300	6.250%, 10/15/40	10/20 at 100.00	BB	2,232,633

1,000	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41	6/19 at 100.00	BBB	1,039,240
90,330	Total Education and Civic Organizations			87,244,624
	Financials – 1.5%

7,110	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	7,288,106

3,475	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	3,656,430
10,585	Total Financials			10,944,536
	Health Care – 8.6%

1,000	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.125%, 11/15/30	11/20 at 100.00	A–	1,076,700

3,575	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	A–	3,619,759

	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series 2002A:
1,910	5.125%, 2/01/22 – AMBAC Insured	2/14 at 100.00	N/R	1,916,379
245	5.000%, 2/01/31 – AMBAC Insured	2/14 at 100.00	N/R	245,012

1,405	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA–	1,477,315

1,910	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	A	1,911,337

	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005:
3,000	5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	A	3,140,160
1,775	5.000%, 2/01/28 – FGIC Insured	2/15 at 100.00	A	1,817,778

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$550	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A2	$545,721

3,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997, 5.500%, 7/01/27 – RAAI Insured	1/14 at 100.00	A3	3,000,000

2,500	Dormitory Authority of the State of New York, North Shore Long Island Jewish Obligated Group Revenue Bonds, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A–	2,407,375

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
4,735	6.125%, 12/01/29	12/18 at 100.00	Ba1	4,737,604
4,500	6.250%, 12/01/37	12/18 at 100.00	Ba1	4,411,440

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island, Series 2004, 5.100%, 7/01/34	7/14 at 100.00	BBB+	1,253,413

3,580	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	3,740,241

600	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	A3	600,570

500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2006B, 5.000%, 11/01/34	11/16 at 100.00	A3	500,475

1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37	5/19 at 100.00	A–	1,027,740

2,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2006A, 5.000%, 7/01/20	7/16 at 100.00	A–	2,141,060

5,600	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	A–	5,668,768

	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vassar Brothers Medical Center Facility, Series 2005:
545	5.500%, 4/01/30	10/20 at 100.00	AA–	560,903
950	5.500%, 4/01/34	10/20 at 100.00	AA–	966,948

	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
225	4.500%, 2/01/17	No Opt. Call	BBB–	232,106
710	5.250%, 2/01/27	2/17 at 100.00	BBB–	664,099
635	5.500%, 2/01/32	2/17 at 100.00	BBB–	576,574

2,720	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	Aa2	2,913,773

3,835	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	12/22 at 100.00	A–	3,570,500

	Saratoga County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Saratoga Hospital Project, Series 2007B:
1,000	5.125%, 12/01/27	12/17 at 100.00	A–	1,009,480
500	5.250%, 12/01/32	12/17 at 100.00	A–	499,055

1,965	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	1,971,819

2,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/14 at 100.00	B+	2,000,960
59,720	Total Health Care			60,205,064
	Housing/Multifamily – 2.5%

1,600	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40	5/20 at 100.00	AA–	1,603,488

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen New York Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)

$265	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	10/13 at 100.00	AA+	$265,586

1,000	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Morrisville State College Foundation, Series 2005A, 5.000%, 6/01/37 – CIFG Insured	6/15 at 101.00	BBB–	885,120

	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, New York Housing Authority Program, Series 2005A:
400	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA–	415,324
400	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA–	429,756
4,030	5.000%, 7/01/25 – FGIC Insured	7/15 at 100.00	AA–	4,205,587

5	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2002A, 5.500%, 11/01/34 (Alternative Minimum Tax)	11/13 at 100.00	AA	5,027

2,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	2,047,220

540	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004-H2, 5.125%, 11/01/34 (Alternative Minimum Tax)	11/14 at 100.00	AA	540,616

855	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA	842,030

2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,515,575

705	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	704,781

	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
130	6.100%, 11/01/15 – AGM Insured	11/13 at 100.00	AA–	130,624
255	6.125%, 11/01/20 – AGM Insured	11/13 at 100.00	AA–	255,446

1,730	New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, Cannon Street Senior Housing Project, Series 2007A, 5.300%, 2/15/39 (Alternative Minimum Tax)	2/17 at 100.00	Aa1	1,737,301

1,000	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 2001G, 5.400%, 8/15/33 (Alternative Minimum Tax)	2/14 at 100.00	Aa1	1,000,210
17,415	Total Housing/Multifamily			17,583,691
	Housing/Single Family – 0.5%

2,375	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	2,378,895

1,490	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/15 at 100.00	Aaa	1,499,789
3,865	Total Housing/Single Family			3,878,684
	Long-Term Care – 2.0%

1,070	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	1,081,075

	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc Projects, Series 2007B:
290	6.000%, 7/01/26 – AMBAC Insured	7/19 at 100.00	Aa3	311,553
310	6.000%, 7/01/27 – AMBAC Insured	7/19 at 100.00	Aa3	330,094
330	6.000%, 7/01/28 – AMBAC Insured	7/19 at 100.00	Aa3	349,322
350	6.000%, 7/01/29 – AMBAC Insured	7/19 at 100.00	Aa3	368,676
1,460	6.000%, 7/01/36 – AMBAC Insured	7/19 at 100.00	Aa3	1,517,655

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)

$1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc Projects, Series 2009A, 6.000%, 7/01/38	7/19 at 100.00	Aa3	$1,054,910

2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc., Series 2005A, 5.000%, 7/01/34 – AGM Insured	7/15 at 100.00	AA	2,001,080

650	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Ba3	543,816

	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	N/R	44,668
415	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	349,700

1,700	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	1,485,783

1,005	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	884,139

155	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	11/13 at 100.00	N/R	155,186

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
1,000	5.800%, 7/01/23	7/16 at 101.00	N/R	909,040
1,175	6.100%, 7/01/28	7/16 at 101.00	N/R	1,036,844
800	6.200%, 7/01/33	7/16 at 101.00	N/R	691,208

1,225	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 6.000%, 12/01/40	12/20 at 100.00	BBB–	1,255,588

160	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001C-1, 7.250%, 7/01/16	1/14 at 100.00	N/R	160,394
15,145	Total Long-Term Care			14,530,731
	Materials – 0.1%

700	Essex County Industrial Development Agency, New York, Environmental Improvement Revenue Bonds, International Paper Company, Series 1999A, 6.450%, 11/15/23 (Alternative Minimum Tax)	11/13 at 100.00	BBB	685,097
	Tax Obligation/General – 6.7%

3,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – NPFG Insured	12/15 at 100.00	A	3,306,060

2,000	Monroe-Woodbury Central School District, Orange County, New York, General Obligation Bonds, Series 2004A, 4.250%, 5/15/22 – FGIC Insured	5/14 at 100.00	Aa3	2,010,880

	Mount Sinai Union Free School District, Suffolk County, New York, General Obligation Refunding Bonds, Series 1992:
500	6.200%, 2/15/15 – AMBAC Insured	No Opt. Call	Aa3	541,920
1,035	6.200%, 2/15/16 – AMBAC Insured	No Opt. Call	Aa3	1,172,655

1,505	Nassau County, North Hempstead, New York, General Obligation Refunding Bonds, Series 1992B, 6.400%, 4/01/14 – FGIC Insured	No Opt. Call	Aa1	1,558,127

2,140	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D, 5.125%, 12/01/26	12/17 at 100.00	AA	2,344,841

325	New York City, New York, General Obligation Bonds, Fiscal 2009 Series J1, 5.000%, 5/15/36	5/19 at 100.00	AA	333,951

	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1:
1,725	5.000%, 10/01/28	10/22 at 100.00	AA	1,832,295

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen New York Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,900	5.000%, 10/01/30	No Opt. Call	AA	$1,984,550
1,915	5.000%, 10/01/31	No Opt. Call	AA	1,982,791
3,000	5.000%, 10/01/33	10/22 at 100.00	AA	3,076,980

6,100	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1, 5.000%, 3/01/37	3/23 at 100.00	AA	6,210,837

	New York City, New York, General Obligation Bonds, Fiscal Series 2004E:
1,000	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA	1,053,390
925	5.000%, 11/01/20 – AGM Insured	11/14 at 100.00	AA	974,386

3,620	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	3,928,641

600	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	639,018

	New York City, New York, General Obligation Bonds, Series 2011D-I:
1,500	5.000%, 10/01/29	10/21 at 100.00	AA	1,578,345
6,670	5.000%, 10/01/34	No Opt. Call	AA	6,843,687

	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/14 – AMBAC Insured	No Opt. Call	AA–	988,032
960	6.700%, 2/15/15 – AMBAC Insured	No Opt. Call	AA–	1,045,162

	Yonkers, New York, General Obligation Bonds, Series 2005B:
1,495	5.000%, 8/01/17	8/15 at 100.00	Baa1	1,575,476
1,570	5.000%, 8/01/18	8/15 at 100.00	Baa1	1,641,608
44,445	Total Tax Obligation/General			46,623,632
	Tax Obligation/Limited – 31.5%

1,500	Albany Parking Authority, New York, Revenue Refunding Bonds, Series 1992A, 0.000%, 11/01/17	No Opt. Call	N/R	1,229,835

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes Board of Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – AGM Insured	8/14 at 100.00	AA–	1,043,260

	Dormitory Authority of the State of New York, Residential Insitutions for Children Revenue Bonds, Series 2008-A1:
2,000	5.000%, 6/01/33	6/18 at 100.00	Aa1	2,033,660
2,500	5.000%, 6/01/38	6/18 at 100.00	Aa1	2,522,950

2,410	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	2,495,507

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1, 5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,056,410

15	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured	10/13 at 100.00	A+	15,061

1,500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA–	1,539,735

1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993C, 5.250%, 5/15/19	5/14 at 100.00	AA–	1,105,860

4,025	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2008A, 5.000%, 3/15/28	3/18 at 100.00	AAA	4,256,317

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C:
8,790	5.000%, 3/15/34	No Opt. Call	AAA	9,000,521
1,480	5.000%, 3/15/41	3/21 at 100.00	AAA	1,493,853

1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	No Opt. Call	AAA	1,019,320

3,230	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/34	2/19 at 100.00	AAA	3,299,477

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$35	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	3/15 at 100.00	AAA	$37,170

1,460	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/27 – AGM Insured	5/18 at 100.00	AA–	1,635,010

11,675	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	11,149,039

1,825	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18	No Opt. Call	AA–	2,152,825

1,680	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	BBB	1,569,221

	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
5,570	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	5,808,507
3,095	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	3,193,328
5,875	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	6,095,195
500	5.000%, 10/15/32 – AMBAC Insured	10/14 at 100.00	AAA	517,020
10,000	5.000%, 10/15/32 – AGM Insured	10/14 at 100.00	AAA	10,335,900

7,800	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	8,132,748

4,520	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S1, 5.500%, 7/15/31	7/18 at 100.00	AA–	4,908,630

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E:
25	5.250%, 2/01/22 – NPFG Insured	11/13 at 100.00	AAA	25,103
20	5.000%, 2/01/23 – FGIC Insured	11/13 at 100.00	AAA	20,078

3,705	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	4,048,416

10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/42	5/23 at 100.00	AAA	10,137,200

	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C:
10,050	5.500%, 11/01/35	11/20 at 100.00	AAA	10,902,743
20,525	5.000%, 11/01/39	11/20 at 100.00	AAA	20,795,107

1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, SubSeries 2011D-1, 5.250%, 2/01/30	2/21 at 100.00	AAA	1,079,530

	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095, Series2005:
440	13.513%, 11/15/30 – AMBAC Insured (IF) (5)	11/15 at 100.00	AA+	463,558
1,395	13.499%, 11/15/44 – AMBAC Insured (IF) (5)	11/15 at 100.00	AA+	1,408,127

180	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21	3/14 at 100.00	AA–	184,214

	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A:
5,050	5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	5,427,538
60	5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	64,721

2,100	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	2,112,285

1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2004A, 5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	AA	1,027,050

1,500	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,621,770

5,500	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, Trust 2800, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)	No Opt. Call	AA	6,509,910

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen New York Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$5,000	New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2011A-1, 5.000%, 4/01/31	4/21 at 100.00	AA	$5,175,200

1,500	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	1,570,785

10,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Transportation Series 2012A, 5.000%, 3/15/29	9/21 at 100.00	AAA	10,513,100

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
7,200	5.250%, 6/01/20 – AMBAC Insured	12/13 at 100.00	AA–	7,201,080
3,005	5.250%, 6/01/21 – AMBAC Insured	12/13 at 100.00	AA–	3,013,895
10,345	5.250%, 6/01/22 – AMBAC Insured	12/13 at 100.00	AA–	10,375,621

3,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	12/13 at 100.00	AA–	3,013,110

960	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	998,803

1,045	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2011A, 5.000%, 3/15/29	3/21 at 100.00	AAA	1,095,787

675	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured	6/15 at 100.00	AA–	683,431

4,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA–	4,115,920

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/30 – FGIC Insured	No Opt. Call	BBB+	1,283,950

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
5,670	0.000%, 8/01/32	8/26 at 100.00	A+	4,693,569
10,845	6.500%, 8/01/44	8/19 at 100.00	A+	10,266,311

1,150	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	AA–	964,540

2,385	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative Minimum Tax)	1/17 at 100.00	A+	2,195,154
219,815	Total Tax Obligation/Limited			220,633,965
	Transportation – 13.0%

2,605	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/25 – AGM Insured	11/13 at 100.00	AA–	2,628,445

2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006A, 5.000%, 11/15/31	11/16 at 100.00	A	2,049,840

4,845	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.250%, 11/15/40	11/20 at 100.00	A	4,893,789

3,520	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/31	5/23 at 100.00	A	3,584,803

2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013B, 5.000%, 11/15/32	5/23 at 100.00	A	2,520,875

1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32	5/23 at 100.00	A	1,013,750

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,800	5.750%, 10/01/37 (6)	10/17 at 100.00	N/R	1,175,776
2,000	5.875%, 10/01/46 (7)	10/17 at 102.00	N/R	839,840

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

$1,905	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/13 at 100.00	BB	$1,623,079

3,500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/14 at 100.00	N/R	3,790,045

3,670	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	3,946,791

40	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/13 at 100.00	B–	38,626

9,500	New York City, Industrial Development Agency, Senior Airport Facilities Revenue Refunding Bonds, TrIPs Obligated Group, Series 2012A, 5.000%, 7/01/28 (Alternative Minimum Tax)	No Opt. Call	BBB–	8,644,145

3,040	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	2,946,398

580	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	617,891

295	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	305,275

	New York State Thruway Authority, General Revenue Bonds, Series 2005G:
1,600	5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA–	1,642,048
3,250	5.000%, 1/01/32 – AGM Insured	7/15 at 100.00	AA–	3,242,038

	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1998:
1,000	5.000%, 4/01/18 – FGIC Insured (Alternative Minimum Tax)	10/13 at 100.00	A	1,000,050
1,500	5.000%, 4/01/28 – FGIC Insured (Alternative Minimum Tax)	10/13 at 100.00	A	1,398,270

4,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	A	4,044,200

5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2007, 5.000%, 11/01/28 (Alternative Minimum Tax)	5/18 at 100.00	AA–	5,091,300

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
500	5.000%, 12/01/19 – AGM Insured	6/15 at 101.00	AA–	542,555
2,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	2,118,060
1,725	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,767,245

1,535	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2007, Trust 2920, 17.694%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	1,786,801

3,585	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB	3,932,924

4,585	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/13 at 100.00	A	4,675,921

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	12/13 at 100.00	N/R	248,750

15,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2011A, 5.000%, 1/01/28	1/22 at 100.00	AA–	15,857,398

1,560	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	1,851,767

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen New York Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

$1,500	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series2008C, Tender Option Bond Trust 1184, 9.231%, 5/15/16 (IF)	No Opt. Call	AA–	$1,549,260
92,390	Total Transportation			91,367,955
	U.S. Guaranteed – 2.0% (8)

2,360	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 (Pre-refunded 8/15/14) – AGM Insured	8/14 at 100.00	AA– (8)	2,466,648

650	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (8)	696,378

220	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14 – FGIC Insured (ETM)	10/13 at 100.81	Baa1 (8)	227,438

1,100	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	AA– (8)	1,140,777

335	Erie County Water Authority, New York, Water Revenue Bonds, Series 1990B, 6.750%, 12/01/14 – AMBAC Insured (ETM)	No Opt. Call	N/R (8)	349,552

	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B:
855	5.000%, 7/01/20 – AMBAC Insured (ETM)	11/13 at 100.00	N/R (8)	892,646
1,295	5.125%, 7/01/24 – AMBAC Insured (ETM)	11/13 at 100.00	N/R (8)	1,331,390

	New York City, New York, General Obligation Bonds, Fiscal Series 2004E:
600	5.000%, 11/01/19 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2 (8)	633,636
125	5.000%, 11/01/20 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2 (8)	132,008

265	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (8)	283,823

4,000	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	AAA	4,312,480

	Yonkers, New York, General Obligation Bonds, Series 2005B:
490	5.000%, 8/01/17 (Pre-refunded 8/01/15)	8/15 at 100.00	Baa1 (8)	532,890
515	5.000%, 8/01/18 (Pre-refunded 8/01/15)	8/15 at 100.00	Baa1 (8)	560,078
12,810	Total U.S. Guaranteed			13,559,744
	Utilities – 10.0%

3,025	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	3,006,154

1,200	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	1,173,648

420	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	395,459

6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA–	5,141,940

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
2,350	0.000%, 6/01/20 – AGM Insured	No Opt. Call	AA–	1,953,978
2,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA–	1,319,800
2,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA–	1,239,760

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
8,800	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	9,227,328
1,200	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A	1,257,168
2,615	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	2,727,576

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)

$1,050	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A	$1,047,123

5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – BHAC Insured	9/16 at 100.00	AA+	5,009,650

2,130	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.700%, 4/01/30	4/19 at 100.00	A	2,260,313

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A:
10,250	6.000%, 5/01/33	5/19 at 100.00	A	11,178,546
5,000	5.500%, 5/01/33 – BHAC Insured	5/19 at 100.00	AA+	5,376,800

2,400	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	12/13 at 100.00	A–	2,406,024

1,000	New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds, Long Island Lighting Company, Series 1995A, 5.300%, 8/01/25 – NPFG Insured (Alternative Minimum Tax)	3/14 at 100.00	A	1,003,280

11,785	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	9,683,852

520	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	569,738

4,000	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/14 at 100.00	N/R	3,749,520
72,745	Total Utilities			69,727,657
	Water and Sewer – 5.9%

3,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Fiscal 2009 Series 2008A, 5.750%, 6/15/40	No Opt. Call	AAA	3,751,526

3,035	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series 2010BB, 5.000%, 6/15/31	No Opt. Call	AA+	3,131,725

6,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	6,019,740

2,105	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured	6/16 at 100.00	AAA	2,113,546

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2013 Series DD:
5,000	5.000%, 6/15/34	6/23 at 100.00	AA+	5,128,150
12,500	5.000%, 6/15/35	6/23 at 100.00	AA+	12,800,623

3,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Series 2006A, 4.750%, 6/15/29	6/16 at 100.00	AAA	3,038,850

2,950	Niagara Falls Public Water Authority, New York, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 7/15/27 – SYNCORA GTY Insured	7/15 at 100.00	BBB–	2,973,158

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	1,145,563

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen New York Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$1,455	Western Nassau County Water Authority, New York, Water System Revenue Bonds, Series 2005, 5.000%, 5/01/18 – AMBAC Insured	5/15 at 100.00	AA–	$1,544,235
40,965	Total Water and Sewer			41,647,116
$701,490	Total Investments (cost $705,992,087) – 99.3%			695,784,310
	Floating Rate Obligation (1.1%)			(7,955,000)
	Other Assets Less Liabilities – 1.8%			12,652,717
	Net Assets – 100%			$700,482,027

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.
(7)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.
(8)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

August 31, 2013

	Connecticut	Massachusetts	New Jersey	New York
Assets
Investments, at value (cost $340,229,279, $265,348,472, $286,766,261 and $705,992,087, respectively)	$333,690,245	$260,432,167	$283,878,127	$695,784,310
Cash	—	1,856,849	—	—
Receivable for:
Interest	3,452,787	3,299,045	3,388,264	9,340,064
Investments sold	6,040,012	1,102,110	2,633,184	11,920,330
Shares sold	875,331	1,014,113	1,485,176	975,635
Other assets	34,348	1,564	4,518	89,028
Total assets	344,092,723	267,705,848	291,389,269	718,109,367
Liabilities
Cash overdraft	589,644	—	1,922,698	1,341,876
Floating rate obligations	10,000,000	—	—	7,955,000
Payable for:
Dividends	309,467	139,065	216,398	421,738
Investments purchased	—	965,540	87,622	4,809,116
Shares redeemed	3,359,563	970,020	696,950	2,387,663
Accrued expenses:
Management fees	147,394	129,075	128,706	310,674
Trustees fees	34,522	975	4,344	100,537
12b-1 distribution and service fees	75,968	37,047	61,845	114,713
Other	82,063	79,902	72,207	186,023
Total liabilities	14,598,621	2,321,624	3,190,770	17,627,340
Net assets	$329,494,102	$265,384,224	$288,198,499	$700,482,027
Class A Shares
Net assets	$233,565,895	$94,846,051	$159,359,788	$330,043,733
Shares outstanding	23,119,810	9,979,655	15,069,762	32,048,585
Net asset value per share	$10.10	$9.50	$10.57	$10.30
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.54	$9.92	$11.03	$10.75
Class B Shares
Net assets	$564,844	$610,898	$985,278	$2,423,022
Shares outstanding	56,006	64,204	93,132	235,473
Net asset value and offering price per share	$10.09	$9.51	$10.58	$10.29
Class C Shares
Net assets	$52,081,619	$30,224,492	$50,359,116	$83,291,586
Shares outstanding	5,161,830	3,206,811	4,779,057	8,091,255
Net asset value and offering price per share	$10.09	$9.43	$10.54	$10.29
Class I Shares
Net assets	$43,281,744	$139,702,783	$77,494,317	$284,723,686
Shares outstanding	4,268,991	14,721,501	7,303,148	27,609,079
Net asset value and offering price per share	$10.14	$9.49	$10.61	$10.31
Net assets consist of:
Capital paid-in	$336,072,836	$272,458,832	$290,702,644	$713,617,131
Undistrubuted (Over-distribution of) net investment income	808,668	1,125,373	1,321,211	2,136,716
Accumulated net realized gain (loss)	(848,368)	(3,283,676)	(937,222)	(5,064,043)
Net unrealized appreciation (depreciation)	(6,539,034)	(4,916,305)	(2,888,134)	(10,207,777)
Net assets	$329,494,102	$265,384,224	$288,198,499	$700,482,027
Authorized shares–per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of Operations (Unaudited)

Six Months Ended August 31, 2013

	Connecticut	Massachusetts	New Jersey	New York
Investment Income	$8,167,718	$5,471,466	$6,972,808	$16,452,196
Expenses
Management fees	931,816	653,419	806,831	1,877,999
12b-1 service fees – Class A	258,150	102,097	172,673	345,969
12b-1 distribution and service fees – Class B	3,780	4,006	6,209	14,456
12b-1 distribution and service fees – Class C	225,826	131,219	212,456	354,824
Shareholder servicing agent fees and expenses	84,915	71,053	79,779	214,294
Interest expenses	16,990	—	—	15,892
Custodian fees and expenses	33,179	25,194	32,621	65,906
Trustees fees and expenses	4,586	3,065	4,025	9,433
Professional fees	18,512	16,699	17,529	25,779
Shareholder reporting expenses	18,748	17,936	19,393	45,344
Federal and state registration fees	3,684	10,600	3,331	5,369
Other expenses	7,297	5,727	6,966	13,979
Total expenses	1,607,483	1,041,015	1,361,813	2,989,244
Net investment income (loss)	6,560,235	4,430,451	5,610,995	13,462,952
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(899,178)	(324,243)	176,675	(5,605,514)
Change in net unrealized appreciation (depreciation) of investments	(31,956,647)	(23,176,993)	(29,897,497)	(63,848,883)
Net realized and unrealized gain (loss)	(32,855,825)	(23,501,236)	(29,720,822)	(69,454,397)
Net increase (decrease) in net assets from operations	$(26,295,590)	$(19,070,785)	$(24,109,827)	$(55,991,445)

See accompanying notes to financial statements.

58	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Connecticut		Massachusetts
	Six Months Ended 8/31/13	Year Ended 2/28/13	Six Months Ended 8/31/13	Year Ended 2/28/13
Operations
Net investment income (loss)	$6,560,235	$13,454,538	$4,430,451	$9,654,149
Net realized gain (loss) from investments	(899,178)	262,326	(324,243)	(2,854,151)
Change in net unrealized appreciation (depreciation) of investments	(31,956,647)	2,522,770	(23,176,993)	6,773,534
Net increase (decrease) in net assets from operations	(26,295,590)	16,239,634	(19,070,785)	13,573,532
Distributions to Shareholders
From net investment income:
Class A	(4,575,729)	(9,520,427)	(1,859,817)	(3,571,958)
Class B	(11,186)	(39,872)	(12,094)	(33,655)
Class C	(901,230)	(1,876,405)	(538,702)	(1,010,707)
Class I	(936,730)	(1,758,284)	(2,264,550)	(3,876,564)
From accumulated net realized gains:
Class A	—	(176,115)	—	—
Class B	—	(775)	—	—
Class C	—	(41,191)	—	—
Class I	—	(31,228)	—	—
Decrease in net assets from distributions to shareholders	(6,424,875)	(13,444,297)	(4,675,163)	(8,492,884)
Fund Share Transactions
Proceeds from sale of shares	39,699,547	56,156,930	88,188,465	36,271,395
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,434,521	8,732,311	3,781,767	6,367,725
	44,134,068	64,889,241	91,970,232	42,639,120
Cost of shares redeemed	(65,633,272)	(45,150,991)	(46,932,230)	(27,534,229)
Net increase (decrease) in net assets from Fund share transactions	(21,499,204)	19,738,250	45,038,002	15,104,891
Net increase (decrease) in net assets	(54,219,669)	22,533,587	21,292,054	20,185,539
Net assets at the beginning of period	383,713,771	361,180,184	244,092,170	223,906,631
Net assets at the end of period	$329,494,102	$383,713,771	$265,384,224	$244,092,170
Undistributed (Over-distribution of) net investment income at the end of period	$808,668	$673,308	$1,125,373	$1,370,085

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of Changes in Net Assets (Unaudited) (continued)

	New Jersey		New York
	Six Months Ended 8/31/13	Year Ended 2/28/13	Six Months Ended 8/31/13	Year Ended 2/28/13
Operations
Net investment income (loss)	$5,610,995	$10,839,863	$13,462,952	$27,270,949
Net realized gain (loss) from investments	176,675	1,056,792	(5,605,514)	1,731,835
Change in net unrealized appreciation (depreciation) of investments	(29,897,497)	7,513,749	(63,848,883)	7,279,114
Net increase (decrease) in net assets from operations	(24,109,827)	19,410,404	(55,991,445)	36,281,898
Distributions to Shareholders
From net investment income:
Class A	(3,023,941)	(5,804,535)	(5,929,737)	(11,592,874)
Class B	(18,049)	(68,995)	(40,503)	(112,943)
Class C	(831,315)	(1,676,829)	(1,363,677)	(2,833,694)
Class I	(1,622,685)	(3,389,400)	(5,741,800)	(12,311,630)
From accumulated net realized gains:
Class A	—	—	—	(369,596)
Class B	—	—	—	(4,061)
Class C	—	—	—	(104,903)
Class I	—	—	—	(359,272)
Decrease in net assets from distributions to shareholders	(5,495,990)	(10,939,759)	(13,075,717)	(27,688,973)
Fund Share Transactions
Proceeds from sale of shares	46,356,999	67,522,062	83,058,135	101,731,182
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,083,290	7,504,416	10,405,827	21,103,747
	50,440,289	75,026,478	93,463,962	122,834,929
Cost of shares redeemed	(53,948,655)	(35,638,824)	(101,402,013)	(92,216,723)
Net increase (decrease) in net assets from Fund share transactions	(3,508,366)	39,387,654	(7,938,051)	30,618,206
Net increase (decrease) in net assets	(33,114,183)	47,858,299	(77,005,213)	39,211,131
Net assets at the beginning of period	321,312,682	273,454,383	777,487,240	738,276,109
Net assets at the end of period	$288,198,499	$321,312,682	$700,482,027	$777,487,240
Undistributed (Over-distribution of) net investment income at the end of period	$1,321,211	$1,206,206	$2,136,716	$1,749,481

See accompanying notes to financial statements.

60	Nuveen Investments

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Nuveen Investments	61

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CONNECTICUT
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (7/87)
2014(e)	$11.07	$.20	$(.98)	$(.78)	$(.19)	$—	$(.19)	$10.10
2013	10.98	.40	.10	.50	(.40)	(.01)	(.41)	11.07
2012	10.19	.43	.81	1.24	(.42)	(.03)	(.45)	10.98
2011	10.49	.42	(.30)	.12	(.42)	— *	(.42)	10.19
2010	9.77	.43	.71	1.14	(.42)	—	(.42)	10.49
2009	10.01	.42	(.21)	.21	(.42)	(.03)	(.45)	9.77
Class B (2/97)
2014(e)	11.05	.16	(.97)	(.81)	(.15)	—	(.15)	10.09
2013	10.97	.32	.09	.41	(.32)	(.01)	(.33)	11.05
2012	10.19	.35	.80	1.15	(.34)	(.03)	(.37)	10.97
2011	10.48	.34	(.29)	.05	(.34)	— *	(.34)	10.19
2010	9.77	.35	.71	1.06	(.35)	—	(.35)	10.48
2009	10.00	.35	(.21)	.14	(.34)	(.03)	(.37)	9.77
Class C (10/93)
2014(e)	11.05	.17	(.97)	(.80)	(.16)	—	(.16)	10.09
2013	10.97	.34	.09	.43	(.34)	(.01)	(.35)	11.05
2012	10.19	.37	.81	1.18	(.37)	(.03)	(.40)	10.97
2011	10.48	.36	(.28)	.08	(.37)	— *	(.37)	10.19
2010	9.77	.37	.71	1.08	(.37)	—	(.37)	10.48
2009	10.00	.37	(.21)	.16	(.36)	(.03)	(.39)	9.77
Class I (2/97)
2014(e)	11.11	.21	(.98)	(.77)	(.20)	—	(.20)	10.14
2013	11.02	.43	.09	.52	(.42)	(.01)	(.43)	11.11
2012	10.23	.45	.81	1.26	(.44)	(.03)	(.47)	11.02
2011	10.53	.45	(.31)	.14	(.44)	— *	(.44)	10.23
2010	9.81	.45	.71	1.16	(.44)	—	(.44)	10.53
2009	10.05	.44	(.21)	.23	(.44)	(.03)	(.47)	9.81

62	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(d)

(7.10)%	$233,566	.81	%**	.80	%**	3.62	%**	7%
4.56	268,189	.80		.79		3.65		12
12.40	259,183	.82		.81		4.08		9
1.13	255,092	.81		.80		4.01		10
11.86	257,989	.85		.83		4.20		4
2.20	241,958	.93		.83		4.22		14

(7.37)	565	1.55	**	1.54	**	2.85	**	7
3.74	1,025	1.55		1.54		2.91		12
11.48	1,692	1.57		1.56		3.34		9
.48	2,537	1.56		1.55		3.28		10
10.97	5,784	1.60		1.58		3.45		4
1.53	9,341	1.68		1.58		3.46		14

(7.29)	52,082	1.36	**	1.35	**	3.07	**	7
3.90	62,912	1.35		1.34		3.10		12
11.72	58,829	1.37		1.36		3.53		9
.71	53,317	1.36		1.35		3.48		10
11.17	54,948	1.40		1.38		3.65		4
1.73	45,761	1.48		1.38		3.68		14

(6.97)	43,282	.61	**	.60	**	3.82	%**	7
4.77	51,588	.60		.59		3.85		12
12.60	41,475	.62		.61		4.27		9
1.36	31,761	.61		.60		4.22		10
12.07	25,590	.65		.63		4.40		4
2.44	17,875	.73		.63		4.43		14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended August 31, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MASSACHUSETTS
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/94)
2014(f)	$10.44	$.18	$(.93)	$(.75)	$(.19)	$—	$(.19)	$9.50
2013	10.21	.42	.19	.61	(.38)	—	(.38)	10.44
2012	9.47	.42	.75	1.17	(.43)	—	(.43)	10.21
2011	9.75	.44	(.27)	.17	(.45)	—	(.45)	9.47
2010	8.81	.45	.94	1.39	(.45)	—	(.45)	9.75
2009	9.34	.41	(.51)	(.10)	(.39)	(.04)	(.43)	8.81
Class B (3/97)
2014(f)	10.45	.14	(.93)	(.79)	(.15)	—	(.15)	9.51
2013	10.23	.35	.17	.52	(.30)	—	(.30)	10.45
2012	9.48	.35	.76	1.11	(.36)	—	(.36)	10.23
2011	9.76	.37	(.27)	.10	(.38)	—	(.38)	9.48
2010	8.83	.38	.93	1.31	(.38)	—	(.38)	9.76
2009	9.35	.34	(.50)	(.16)	(.32)	(.04)	(.36)	8.83
Class C (10/94)
2014(f)	10.35	.15	(.91)	(.76)	(.16)	—	(.16)	9.43
2013	10.13	.36	.18	.54	(.32)	—	(.32)	10.35
2012	9.39	.36	.76	1.12	(.38)	—	(.38)	10.13
2011	9.67	.39	(.27)	.12	(.40)	—	(.40)	9.39
2010	8.74	.39	.93	1.32	(.39)	—	(.39)	9.67
2009	9.26	.36	(.50)	(.14)	(.34)	(.04)	(.38)	8.74
Class I (12/86)
2014(f)	10.42	.18	(.91)	(.73)	(.20)	—	(.20)	9.49
2013	10.19	.44	.18	.62	(.39)	—	(.39)	10.42
2012	9.45	.44	.75	1.19	(.45)	—	(.45)	10.19
2011	9.73	.46	(.27)	.19	(.47)	—	(.47)	9.45
2010	8.80	.47	.92	1.39	(.46)	—	(.46)	9.73
2009	9.32	.43	(.50)	(.07)	(.41)	(.04)	(.45)	8.80

64	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (loss)		Portfolio Turnover Rate(d)

(7.30)%	$94,846	.83	%*	.83	%*	3.46	%*	8%
6.01	103,508	.82		.82		4.08		11
12.66	92,565	.95		.95		4.21		3
1.69	61,883	.85		.85		4.54		7
16.03	61,382	.91		.91		4.77		5
(1.05)	45,433	.91		.91		4.47		20

(7.65)	611	1.57	*	1.57	*	2.71	*	8
5.13	977	1.57		1.57		3.35		11
11.93	1,384	1.67		1.67		3.43		3
.94	741	1.60		1.60		3.80		7
15.04	1,402	1.65		1.65		4.03		5
(1.69)	2,741	1.67		1.67		3.71		20

(7.45)	30,224	1.38	*	1.38	*	2.91	*	8
5.34	35,247	1.37		1.37		3.53		11
12.14	30,815	1.49		1.49		3.63		3
1.14	14,872	1.40		1.40		3.98		7
15.37	12,550	1.46		1.46		4.23		5
(1.53)	10,944	1.47		1.47		3.91		20

(7.14)	139,703	.63	*	.63	*	3.64	*	8
6.20	104,360	.62		.62		4.29		11
12.89	99,142	.74		.74		4.39		3
1.91	52,930	.65		.65		4.74		7
16.15	53,698	.71		.71		4.98		5
(.74)	47,238	.72		.72		4.67		20
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of legal fee refund, where applicable. The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(f)	For the six months ended August 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW JERSEY
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains		Total	Ending Net Asset Value
Class A (9/94)
2014(e)	$11.63	$.20	$(1.06)	$(.86)	$(.20)	$—		$(.20)	$10.57
2013	11.29	.43	.34	.77	(.43)	—		(.43)	11.63
2012	10.22	.46	1.05	1.51	(.44)	—		(.44)	11.29
2011	10.64	.46	(.44)	.02	(.44)	—		(.44)	10.22
2010	9.81	.45	.81	1.26	(.43)	—	*	(.43)	10.64
2009	10.09	.43	(.26)	.17	(.42)	(.03)		(.45)	9.81
Class B (2/97)
2014(e)	11.63	.16	(1.05)	(.89)	(.16)	—		(.16)	10.58
2013	11.30	.34	.34	.68	(.35)	—		(.35)	11.63
2012	10.23	.38	1.06	1.44	(.37)	—		(.37)	11.30
2011	10.65	.38	(.43)	(.05)	(.37)	—		(.37)	10.23
2010	9.83	.37	.81	1.18	(.36)	—	*	(.36)	10.65
2009	10.10	.36	(.26)	.10	(.34)	(.03)		(.37)	9.83
Class C (9/94)
2014(e)	11.59	.17	(1.05)	(.88)	(.17)	—		(.17)	10.54
2013	11.26	.36	.34	.70	(.37)	—		(.37)	11.59
2012	10.19	.40	1.05	1.45	(.38)	—		(.38)	11.26
2011	10.61	.40	(.43)	(.03)	(.39)	—		(.39)	10.19
2010	9.79	.39	.81	1.20	(.38)	—	*	(.38)	10.61
2009	10.05	.38	(.25)	.13	(.36)	(.03)		(.39)	9.79
Class I (2/92)
2014(e)	11.67	.22	(1.07)	(.85)	(.21)	—		(.21)	10.61
2013	11.33	.45	.35	.80	(.46)	—		(.46)	11.67
2012	10.26	.48	1.06	1.54	(.47)	—		(.47)	11.33
2011	10.68	.48	(.43)	.05	(.47)	—		(.47)	10.26
2010	9.85	.47	.81	1.28	(.45)	—	*	(.45)	10.68
2009	10.11	.45	(.25)	.20	(.43)	(.03)		(.46)	9.85

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(d)

(7.48)%	$159,360	.81	%**	.81	%**	3.57	%**	9%
6.93	169,891	.81		.81		3.71		12
15.13	145,946	.83		.83		4.30		7
.14	125,945	.82		.82		4.29		7
13.14	121,371	.85		.85		4.36		8
1.66	91,348	.87		.85		4.31		21

(7.74)	985	1.56	**	1.56	**	2.80	**	9
6.06	1,677	1.56		1.56		2.98		12
14.28	3,101	1.58		1.58		3.59		7
(.59)	4,275	1.57		1.57		3.53		7
12.21	8,442	1.60		1.60		3.64		8
.98	11,881	1.62		1.60		3.52		21

(7.69)	50,359	1.36	**	1.36	**	3.02	**	9
6.30	58,848	1.36		1.36		3.15		12
14.54	45,046	1.38		1.38		3.75		7
(.41)	37,511	1.37		1.37		3.74		7
12.48	37,482	1.40		1.40		3.81		8
1.28	29,143	1.42		1.40		3.75		21

(7.36)	77,494	.61	**	.61	**	3.77	**	9
7.13	90,896	.61		.61		3.91		12
15.30	79,361	.63		.63		4.51		7
.36	70,068	.62		.62		4.49		7
13.32	77,172	.65		.65		4.57		8
2.05	66,899	.67		.65		4.48		21

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended August 31, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW YORK
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/94)
2014(f)	$11.30	$.19	$(1.00)	$(.81)	$(.19)	$—	$(.19)	$10.30
2013	11.17	.40	.14	.54	(.40)	(.01)	(.41)	11.30
2012	10.39	.46	.81	1.27	(.46)	(.03)	(.49)	11.17
2011	10.72	.47	(.34)	.13	(.46)	—	(.46)	10.39
2010	9.84	.46	.88	1.34	(.46)	— *	(.46)	10.72
2009	10.15	.45	(.28)	.17	(.44)	(.04)	(.48)	9.84
Class B (2/97)
2014(f)	11.29	.15	(1.00)	(.85)	(.15)	—	(.15)	10.29
2013	11.16	.32	.13	.45	(.31)	(.01)	(.32)	11.29
2012	10.38	.38	.81	1.19	(.38)	(.03)	(.41)	11.16
2011	10.71	.39	(.34)	.05	(.38)	—	(.38)	10.38
2010	9.84	.38	.87	1.25	(.38)	— *	(.38)	10.71
2009	10.14	.38	(.28)	.10	(.36)	(.04)	(.40)	9.84
Class C (9/94)
2014(f)	11.30	.16	(1.01)	(.85)	(.16)	—	(.16)	10.29
2013	11.17	.34	.14	.48	(.34)	(.01)	(.35)	11.30
2012	10.39	.40	.81	1.21	(.40)	(.03)	(.43)	11.17
2011	10.72	.41	(.34)	.07	(.40)	—	(.40)	10.39
2010	9.84	.41	.87	1.28	(.40)	— *	(.40)	10.72
2009	10.15	.40	(.28)	.12	(.39)	(.04)	(.43)	9.84
Class I (12/86)
2014(f)	11.32	.21	(1.02)	(.81)	(.20)	—	(.20)	10.31
2013	11.19	.43	.13	.56	(.42)	(.01)	(.43)	11.32
2012	10.41	.48	.81	1.29	(.48)	(.03)	(.51)	11.19
2011	10.73	.49	(.33)	.16	(.48)	—	(.48)	10.41
2010	9.86	.48	.87	1.35	(.48)	— *	(.48)	10.73
2009	10.17	.48	(.29)	.19	(.46)	(.04)	(.50)	9.86

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(d)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)

(7.25)%	$330,044	.79	%**	.79	%**	3.53	%**	30%
4.89	344,364	.79		.79		3.57		18
12.45	316,904	.85		.84		4.19		16
1.12	209,283	.83		.81		4.38		7
13.87	226,162	.87		.84		4.46		3
1.67	181,049	.97		.84		4.49		30

(7.61)	2,423	1.54	**	1.54	**	2.77	**	30
4.14	3,598	1.54		1.54		2.83		18
11.66	4,666	1.60		1.59		3.48		16
.39	5,114	1.58		1.56		3.62		7
12.96	8,898	1.62		1.59		3.73		3
1.00	12,094	1.72		1.59		3.71		30

(7.59)	83,292	1.34	**	1.34	**	2.98	**	30
4.34	98,792	1.34		1.34		3.02		18
11.83	91,281	1.40		1.39		3.65		16
.58	61,439	1.38		1.36		3.82		7
13.28	60,840	1.42		1.39		3.91		3
1.12	51,978	1.52		1.39		3.95		30

(7.23)	284,724	.59	**	.59	**	3.73	**	30
5.10	330,733	.59		.59		3.78		18
12.65	325,424	.65		.64		4.35		16
1.44	141,171	.63		.61		4.58		7
14.00	150,977	.67		.64		4.66		3
1.91	132,815	.77		.64		4.69		30

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended August 31, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Connecticut Municipal Bond Fund (“Connecticut”), Nuveen Massachusetts Municipal Bond Fund (“Massachusetts”), Nuveen New Jersey Municipal Bond Fund (“New Jersey”) and Nuveen New York Municipal Bond Fund (“New York”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

The Funds’ investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of their net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Funds’ income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. Each Fund may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of August 31, 2013, Massachusetts had outstanding when-issued/delayed delivery purchase commitments of $965,540. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

70	Nuveen Investments

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. The Funds will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds have entered into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of August 31, 2013, the Funds were not invested in any portfolio securities or derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1–	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2–	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Connecticut	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$333,690,245	$—	$333,690,245

Massachusetts	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$260,432,167	$—	$260,432,167

New Jersey	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$283,878,127	$—	$283,878,127

New York	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$695,784,310	$—	$695,784,310
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

72	Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense” on the Statement of Operations.

During the six months ended August 31, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of August 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	Connecticut	Massachusetts	New Jersey	New York
Maximum exposure to Recourse Trusts	$—	$1,600,000	$1,770,000	$3,670,000

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the six months ended August 31, 2013, were as follows:

	Connecticut	New York
Average floating rate obligations outstanding	$10,000,000	$7,955,000
Average annual interest rate and fees	0.34%	0.40%

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended August 31, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Connecticut
	Six Months Ended 8/31/13		Year Ended 2/28/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,847,627	$30,071,901	2,614,964	$28,910,899
Class A – automatic conversion of Class B Shares	750	8,072	12,825	141,148
Class B	44	467	—	—
Class C	264,427	2,854,726	1,033,058	11,399,442
Class I	626,546	6,764,381	1,413,438	15,705,441
Shares issued to shareholders due to reinvestment of distributions:
Class A	327,142	3,480,855	624,245	6,906,191
Class B	819	8,759	3,000	33,111
Class C	47,608	506,201	94,101	1,039,661
Class I	41,078	438,706	67,844	753,348
	4,156,041	44,134,068	5,863,475	64,889,241
Shares redeemed:
Class A	(4,285,127)	(45,264,581)	(2,619,777)	(28,965,373)
Class B	(36,820)	(398,089)	(51,692)	(573,074)
Class B – automatic conversion to Class A Shares	(751)	(8,072)	(12,838)	(141,148)
Class C	(841,095)	(8,884,204)	(798,522)	(8,818,322)
Class I	(1,042,433)	(11,078,326)	(599,799)	(6,653,074)
	(6,206,226)	(65,633,272)	(4,082,628)	(45,150,991)
Net increase (decrease)	(2,050,185)	$(21,499,204)	1,780,847	$19,738,250

74	Nuveen Investments

	Massachusetts
	Six Months Ended 8/31/13		Year Ended 2/28/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	939,072	$9,442,501	1,703,066	$17,645,560
Class A – automatic conversion of Class B Shares	312	3,264	2,485	25,460
Class B	156	1,588	—	—
Class C	328,814	3,335,314	608,224	6,257,859
Class I	7,670,570	75,405,798	1,190,195	12,342,516
Shares issued to shareholders due to reinvestment of distributions:
Class A	163,814	1,642,865	273,050	2,838,657
Class B	784	7,879	2,587	26,845
Class C	34,890	346,913	60,585	623,778
Class I	179,427	1,784,110	277,737	2,878,445
	9,317,839	91,970,232	4,117,929	42,639,120
Shares redeemed:
Class A	(1,038,326)	(10,381,125)	(1,127,484)	(11,703,503)
Class B	(29,879)	(298,336)	(41,965)	(436,004)
Class B – automatic conversion to Class A Shares	(312)	(3,264)	(2,483)	(25,460)
Class C	(561,688)	(5,497,211)	(306,790)	(3,150,199)
Class I	(3,140,641)	(30,752,294)	(1,180,569)	(12,219,063)
	(4,770,846)	(46,932,230)	(2,659,291)	(27,534,229)
Net increase (decrease)	4,546,993	$45,038,002	1,458,638	$15,104,891

	New Jersey
	Six Months Ended 8/31/13		Year Ended 2/28/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,349,209	$37,045,755	2,816,526	$32,502,804
Class A – automatic conversion of Class B Shares	2,220	25,379	45,874	521,481
Class B	156	1,751	—	—
Class C	303,797	3,426,326	1,413,773	16,212,215
Class I	518,887	5,857,788	1,586,534	18,285,562
Shares issued to shareholders due to reinvestment of distributions:
Class A	233,393	2,602,604	394,457	4,550,274
Class B	1,287	14,448	5,155	59,283
Class C	50,578	562,974	96,086	1,103,777
Class I	80,556	903,264	154,868	1,791,082
	4,540,083	50,440,289	6,513,273	75,026,478
Shares redeemed:
Class A	(3,123,259)	(34,034,374)	(1,570,259)	(18,085,189)
Class B	(50,207)	(570,303)	(89,559)	(1,031,017)
Class B – automatic conversion to Class A Shares	(2,220)	(25,379)	(45,847)	(521,481)
Class C	(653,968)	(7,241,641)	(432,609)	(4,963,163)
Class I	(1,085,609)	(12,076,958)	(955,069)	(11,037,974)
	(4,915,263)	(53,948,655)	(3,093,343)	(35,638,824)
Net increase (decrease)	(375,180)	$(3,508,366)	3,419,930	$39,387,654

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

	New York
	Six Months Ended 8/31/13		Year Ended 2/28/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,782,160	$72,761,399	5,253,400	$59,252,847
Class A – automatic conversion of Class B Shares	6,853	75,698	19,383	216,740
Class B	242	2,639	—	—
Class C	342,523	3,788,850	1,509,125	17,008,247
Class I	588,866	6,429,549	2,241,064	25,253,348
Shares issued to shareholders due to reinvestment of distributions:
Class A	456,906	4,947,256	817,803	9,222,800
Class B	2,838	30,859	9,425	106,054
Class C	84,756	918,912	169,497	1,909,899
Class I	414,981	4,508,800	874,007	9,864,994
	8,680,125	93,463,962	10,893,704	122,834,929
Shares redeemed:
Class A	(5,665,515)	(60,502,564)	(3,985,681)	(44,931,296)
Class B	(79,532)	(873,156)	(89,333)	(1,002,304)
Class B – automatic conversion to Class A Shares	(6,861)	(75,698)	(19,402)	(216,740)
Class C	(1,080,253)	(11,633,756)	(1,105,893)	(12,449,842)
Class I	(2,615,836)	(28,316,839)	(2,976,721)	(33,616,541)
	(9,447,997)	(101,402,013)	(8,177,030)	(92,216,723)
Net increase (decrease)	(767,872)	$(7,938,051)	2,716,674	$30,618,206

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended August 31, 2013, were as follows:

	Connecticut	Massachusetts	New Jersey	New York
Purchases	$24,504,987	$67,255,942	$28,605,935	$224,015,375
Sales and maturities	43,262,559	20,170,910	31,025,033	234,004,808

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

76	Nuveen Investments

As of August 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Connecticut	Massachusetts	New Jersey	New York
Cost of investments	$329,702,890	$265,079,665	$285,846,270	$697,372,311
Gross unrealized:
Appreciation	$7,149,825	$7,461,934	$10,219,983	$16,640,777
Depreciation	(13,162,470)	(12,109,432)	(12,188,126)	(26,184,209)
Net unrealized appreciation (depreciation) of investments	$(6,012,645)	$(4,647,498)	$(1,968,143)	$(9,543,432)

Permanent differences, primarily due to federal taxes paid, taxable market discount and paydowns resulted in reclassifications among the Funds’ components of net assets as of February 28, 2013, the Funds’ last tax year end, as follows:

	Connecticut	Massachusetts	New Jersey	New York
Capital paid-in	$38,188	$(47)	$4,079	$—
Undistributed (Over-distribution of) net investment income	(13,256)	(37,018)	(24,608)	(14,059)
Accumulated net realized gain (loss)	(24,932)	37,065	20,529	14,059

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2013, the Funds’ last tax year end, were as follows:

	Connecticut	Massachusetts	New Jersey	New York
Undistributed net tax-exempt income[1]	$1,278,044	$1,860,790	$1,302,100	$3,341,912
Undistributed net ordinary income[2]	8,373	1,159	1,652	42,035
Undistributed net long-term capital gains	34,471	—	—	535,841
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period on February 1, 2013, through February 28, 2013 and paid on March 1, 2013.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2013, was designated for purposes of the dividends paid deduction as follows:

	Connecticut	Massachusetts	New Jersey	New York
Distributions from net tax-exempt income	$13,232,641	$8,477,494	$10,883,714	$27,051,560
Distributions from net ordinary income[2]	—	—	—	—
Distributions from net long-term capital gains	249,309	—	—	837,832
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of February 28, 2013, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Massachusetts	New Jersey
Expiration:
February 28, 2017	$12,497	$—
February 28, 2018	98,330	—
February 28, 2019	—	80,823
Not subject to expiration:
Short-term losses	10,997	24,852
Long-term losses	2,817,801	988,558
Total	$2,939,625	$1,094,233

During the Funds’ last tax year ended February 28, 2013, the following Funds utilized capital loss carryforwards as follows:

	Massachusetts	New Jersey	New York
Utilized capital loss carryforwards	$10,281	$1,097,049	$918,315

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Massachusetts	New Jersey
Post-October capital losses[3]	$19,809	$19,728
Late-year ordinary losses[4]	—	—
[3]	Capital losses incurred from November 1, 2012, through February 28, 2013, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2013, through February 28, 2013, and specified losses incurred from November 1, 2012, through February 28, 2013.

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Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2013, the complex-level fee rate for these Funds was .1694%.

The Adviser has agreed to waive fees and/or reimburse expenses of Massachusetts and New York so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .750% and .750%, respectively, of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended August 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Connecticut	Massachusetts	New Jersey	New York
Sales charges collected	$95,975	$57,356	$93,000	$144,085
Paid to financial intermediaries	84,574	51,894	76,405	128,703

78	Nuveen Investments

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended August 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Connecticut	Massachusetts	New Jersey	New York
Commission advances	$43,800	$53,559	$35,846	$80,564

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Connecticut	Massachusetts	New Jersey	New York
12b-1 fees retained	$39,892	$31,390	$58,241	$72,793

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 2013, as follows:

	Connecticut	Massachusetts	New Jersey	New York
CDSC retained	$16,522	$4,107	$8,700	$8,060

8. Subsequent Events

Effective at the close of business on October 28, 2013, all remaining Class B Shares of Connecticut and Massachusetts will convert to Class A Shares. Therefore, Class B Shares of Connecticut and Massachusetts will no longer be available through an exchange from other Nuveen mutual funds after that date.

Nuveen Investments	79

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and the Sub-Adviser’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

80	Nuveen Investments

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant (including the Nuveen Connecticut Municipal Bond Fund (the “Connecticut Fund”)), while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Connecticut Fund, the Nuveen New Jersey Municipal Bond Fund (the “New Jersey Fund”) and the Nuveen Massachusetts Municipal Bond Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. In addition, the Independent Board Members noted that the Nuveen New York Municipal Bond Fund had demonstrated satisfactory performance compared to its peers. Although such Fund performed in the third quartile for the one-year period, it performed in the second quartile for the three-year period, and the first quartile for the five-year period and, in addition, outperformed its benchmark for the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members noted that the New Jersey Fund had a net management fee and a net expense ratio that were slightly higher than its peer averages, while each of the other Funds had a net management fee and net expense ratio (including fee waivers and expense reimbursements) that were in line with its respective peer averages.

82	Nuveen Investments

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision,

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

84	Nuveen Investments

Notes

Nuveen Investments	85

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage: Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Connecticut Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Connecticut Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Massachusetts Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Massachusetts Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper New Jersey Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New Jersey Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper New York Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New York Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund’s total assets (securities, cash, and accrued earnings), subtracting the fund’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

86	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

State Street Bank & Trust Company

Boston, MA 02111

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	87

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-MS3-0813D

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

August 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen California High Yield Municipal Bond Fund	NCHAX	—	NCHCX	NCHRX
Nuveen California Municipal Bond Fund	NCAAX	NCBBX	NCACX	NCSPX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 21, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen California High Yield Municipal Bond Fund

Nuveen California Municipal Bond Fund

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio managers John V. Miller, CFA, and Scott R. Romans, PhD., examine key investment strategies and the Funds’ performance during the six-month reporting period ended August 31, 2013. John has managed the Nuveen California High Yield Municipal Bond Fund since 2006 and Scott has managed the Nuveen California Municipal Bond Fund since 2003.

How did the Funds perform during the six-month reporting period ended August 31, 2013?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year, ten-year and since-inception periods ended August 31, 2013. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its benchmark index and corresponding Lipper average.

During the reporting period, both the Nuveen California High Yield Municipal Bond Fund and Nuveen California Municipal Bond Fund trailed the results of their benchmarks, the S&P Municipal Yield Index and the S&P Municipal Bond Index, respectively. The Nuveen California High Yield Municipal Bond Fund also lagged the Lipper California Municipal Debt Funds Classification Average, while the Nuveen California Municipal Bond Fund outpaced this comparative performance measure.

Nuveen California High Yield Municipal Bond Fund

The Nuveen California High Yield Municipal Bond Fund endured a challenging reporting period, with unfavorable market conditions weighing down the portfolio’s results relative to the S&P Municipal Yield Index. During that time, there was a four-month period of sharply rising interest rates, the most pronounced move recorded in the municipal bond market, with data going back to 1988. Since bond yields and prices move in opposite directions, this rising interest rate environment caused municipal bond prices to fall.

The Fund’s duration was longer than its benchmark, making the portfolio more sensitive to the damaging effects of rising interest rates on bond prices. This longer duration resulted from the Fund’s substantial overweighting in longer maturity bonds, which proved unfavorable as the yield curve dramatically steepened; this occurs when the yields on longer dated issues rise more quickly than those on their shorter dated counterparts. Longer bonds experienced much wider price declines than shorter bonds and the Fund was disproportionately hurt by its elevated weighting in longer maturity credits in the prevailing interest rate environment.

The portfolio was well positioned in terms of credit quality. The majority of the bonds the Fund owned met our expectations for their credit quality and there were no new negative credit events weighing on results during the reporting period. The Fund’s portfolio began the reporting period with a few distressed credits occupying a very small portion of net assets, and these holdings experienced no additional price deterioration.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Meanwhile, the Fund benefited from the price appreciation of several of its holdings. A number of tax allocation bonds in the portfolio began the period priced very cheaply. As investors’ concerns about the securities’ underlying credit quality abated, the bonds recovered in price, despite the difficult market conditions. Notable outperformers in the portfolio included bonds for the Hercules Redevelopment Tax Allocation Project and the Fillmore Redevelopment Tax Allocation District, both of which saw solid price gains. Another contributor included West Patterson Community Facilities District, whose bonds were advance refunded and experienced an immediate price increase, as these bonds are backed by U.S. government securities.

The Fund’s performance was hampered by its allocation to tender option bond trusts (TOBs). These leveraged securities, which typically provide higher than average income, allow portfolio managers to make use of a steep yield curve. The tradeoff, however, is TOBs may experience greater price depreciation when the market sells off sharply, as was the case during this reporting period. Since the yield curve became even steeper as the reporting period progressed, we continued to maintain this position. We believe these structures will continue to pay a favorable level of income, should the yield curve shift to more normal historical levels.

Nuveen California Municipal Bond Fund

The Fund’s duration and yield curve positioning were the largest factors causing the Fund to lag the S&P Municipal Bond Index. Having a relatively long duration can be helpful during periods of falling interest rates. When rates are rising sharply, however, as they were during the reporting period, this heightened interest rate sensitivity will likely detract from results The portfolio’s duration was longer than the overall California tax-exempt bond market. More specifically, the Fund was underweighted in bonds with relatively short maturities and overweighted in bonds on the long end of the yield curve. Both positions were detrimental, as interest rates on long bonds rose higher than their shorter dated counterparts, causing their prices to decline accordingly.

Favorable sector allocation significantly tempered the weakness resulting from duration. In particular, the Fund remained considerably overweight in the bonds of tax increment financing (TIF) districts, also known as redevelopment districts. Because this sector outperformed the California municipal bond market during the reporting period, the Fund’s additional exposure proved favorable. The Fund took advantage of relatively high yields in this sector based on what we believed were temporary factors depressing bond prices. As investors have gradually become more comfortable with redevelopment district bonds, these securities have begun to recover and our willingness to overweight this sector has been effective. The Fund also benefited from being underweight in utility and transportation (particularly toll road) bonds, two categories that did not perform as well for the benchmark. By contrast, the Fund was overweight in health care issues, which detracted from results due to that sector’s relative underperformance during the reporting period.

The Fund more modestly benefited from favorable credit quality positioning, specifically an overweighting in non-rated bonds. This strategy proved helpful given the category’s relative outperformance during the reporting period.

What strategies were used to manage the Funds during the six-month reporting period ended August 31, 2013? How did these strategies influence performance?

Nuveen California High Yield Municipal Bond Fund

The Fund invests primarily in municipal bonds that pay interest exempt from regular federal, California state and, in some cases, California local income taxes. The Fund seeks to identify below investment grade or medium- to lower rated, high yielding municipal bonds that offer attractive value in terms of current yield, price, credit quality, liquidity and/or future prospects.

Throughout the reporting period we applied our disciplined credit research strategy and looked for investments in high yield bonds that we believed provided our shareholders with a favorable trade-off between risk and reward. As market

6	Nuveen Investments

conditions deteriorated and bond prices fell across the board, we applied our credit standards to find bonds offering higher yields and lower prices. We selectively replaced holdings in the portfolio with new securities with similar structural characteristics but better yields, a trend we believed could help support the Fund’s dividend in the future.

The Fund experienced some investment outflows during the reporting period and we funded the redemptions largely through the proceeds of bond calls. In addition, the volume of these calls was significant enough to allow the Fund to take positions in sectors and individual bonds we believed were priced attractively and demonstrated improving credit quality.

We made new additions to the portfolio in a variety of sectors and across the credit quality spectrum. Bonds issued by the Stanford Hospital part of Stanford University Medical Center, was one notable purchase. These bonds, with a 2041 maturity date and solid investment grade credits with a rating of AA- by S&P, represented an atypical purchase. In light of heightened credit concerns during the reporting period, however, the Stanford Hospital bonds offered a surprisingly high yield for securities of such favorable credit quality. Under normal market conditions, these bonds would have been priced much higher so we took advantage of this rare value opportunity for our shareholders.

Other purchases included various community facilities development district bonds. This sector makes up a sizeable portion of the California municipal bond market and has previously presented good value. Recent portfolio additions from this sector included bonds for the Lammersville Community Facilities District, Huntington Beach Community Facilities District and Lake Elsinore Community Facilities District. In all of these cases, we anticipated steadily improving credit quality. The charter school sector provided another key opportunity during the period through the Fund’s purchases of California School Finance Authority bonds for the Value Schools in Los Angeles.

At period end, the very steep yield curve suggests that longer dated bonds, whose prices fell significantly more than those of shorter dated bonds, were providing investors with much better relative long-term value. We plan to maintain our strategy of emphasizing longer dated high yield municipal credits.

We continued to utilize swap contracts to shorten the duration of the Fund’s portfolio and to reduce sensitivity to movements in U.S. interest rates. During this period, the swap positions added mildly to performance.

Nuveen California Municipal Bond Fund

The Fund invests primarily in investment grade bonds in an effort to provide interest income exempt from regular federal, California state and, in some cases, California local income taxes.

Early in the reporting period, when interest rates were still relatively low, our management team focused on buying bonds we believed would likely be advance refunded if the low interest rate environment continued. This strategy included bonds that hadn’t previously been advance refunded or had slightly shorter call dates. As rates rose dramatically during the period, however, the likelihood that these bonds would be advanced refunded declined.

Considering the rising interest rate environment, our strategy began to emphasize bonds that might improve the yield generating ability of the portfolio without changing its overall risk profile. Because of the higher prevailing interest rates experienced later in the reporting period, we were able to sell portfolio holdings that had been issued during periods of historically low yields and use those proceeds to buy bonds with similar structures (and therefore similar levels of risk) but more favorable income characteristics. With this approach, we intended to increase the Fund’s income distribution. This strategy had the added advantage of allowing the Fund to realize tax losses to apply against future gains, thus reducing the tax liability for shareholders.

As the increase in municipal interest rates continued, the Fund took advantage of market conditions by adding new bonds typically with coupons greater than 5.00% priced at a premium and offering higher income levels. Generally, these bonds were more defensive and would typically provide a degree of protection if market conditions remained difficult.

Nuveen Investments	7

We sold certain redevelopment district bonds at prices we believed were highly favorable due to an increased demand from investors. We replaced these bonds with securities from the same sector but higher coupons priced at a premium and paying higher yields, thus positioning the portfolio more defensively and offering greater income potential. We used these same tactics in other land-backed sectors, such as special-tax and community facilities districts.

Adding lower and non-rated bonds provided additional opportunity for the Fund. Difficult market conditions caused many high yield municipal bond funds to experience elevated redemption activity, forcing them to sell credits they might otherwise have preferred to keep. As a result, securities were on the market at attractive prices. We took advantage of this situation by adding to the Fund’s holdings in land-secured, health care and tobacco-securitization bonds.

While the Fund used no derivatives for hedging purposes, performance was supported by a modest amount of leverage through a small tender option bond trust position, which remained in the portfolio to provide additional income. Also, the Fund had minimal exposure to Puerto Rico bonds, which continued to face significant credit challenges during the reporting period.

An Update Regarding Puerto Rico

Shareholders should be aware of issues impacting the Funds’ Puerto Rico holdings. In 2012, Moody’s downgraded Puerto Rico Sales Tax Financing Corporation (COFINA) bonds to Aa3 from Aa2 and Puerto Rico GO bonds to Baa3 from Baa1. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. During the reporting period, Puerto Rico paper generally underperformed the market as a whole. Because most of our holdings were the COFINA bonds, the overall impact on performance was minimal. We continue to emphasize Puerto Rico’s stronger credits. We view the COFINA bonds as potentially long-term holdings and note that the commonwealth recently introduced various sales tax initiatives aimed at improving future collections.

Impact of the Nuveen California High Yield Municipal Bond Fund’s Leveraging Strategy on Performance

One important factor impacting the returns of the Nuveen California High Yield Municipal Bond Fund relative to its comparative benchmarks was the amount of leverage the Fund used through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because the manager believes that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional volatility. For example, the value of an inverse floating rate security will increase or decrease in value by a multiple of the increase or decrease of the market value of the underlying bond due to changes in market interest rates or the bond’s creditworthiness. Thus, when investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its net asset value if the underlying bond declines in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. As a consequence, although investments in inverse floating rate securities offer the opportunity for higher income than the underlying bond at times of low short-term market interest rates, those investments would serve to reduce the Fund’s income if short-term interest rates rise such that they exceed the net income on the underlying bond.

8	Nuveen Investments

The Fund’s use of leverage through inverse floating rate securities although generating significant additional net income for the Fund, contributed negatively to the all-in total return of the Fund over this reporting period.

Risk Considerations

Nuveen California High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen California Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of August 31, 2013, the Funds had positive UNII balances for tax purposes, based upon our best estimate, and financial reporting purposes.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance, Expense and Effective Leverage Ratios for each Fund are shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	11

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen California High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-11.16%	-6.01%	4.92%	2.66%
Class A Shares at maximum Offering Price	-14.93%	-9.92%	4.01%	2.07%
S&P Municipal Yield Index**	-8.33%	-3.49%	5.05%	3.88%
Lipper California Municipal Debt Funds Classification Average**	-7.52%	-4.68%	4.12%	3.34%

Class C Shares	-11.42%	-6.52%	4.35%	2.10%
Class I Shares	-11.08%	-5.83%	5.12%	2.86%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-7.66%	-3.65%	7.34%	3.13%
Class A Shares at maximum Offering Price	-11.51%	-7.73%	6.41%	2.54%
Class C Shares	-7.92%	-4.27%	6.73%	2.56%
Class I Shares	-7.57%	-3.46%	7.55%	3.32%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.89%
Class C Shares	1.44%
Class I Shares	0.69%

Effective Leverage Ratio as of August 31, 2013

Effective Leverage Ratio	12.28%

*	Since inception returns are from 3/28/06.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Nuveen California Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-6.38%	-3.04%	5.19%	4.61%
Class A Shares at maximum Offering Price	-10.30%	-7.08%	4.29%	4.16%
S&P Municipal Bond Index*	-5.99%	-3.74%	-4.50%	-4.55%
S&P Municipal Bond California Index*	-5.98%	-3.05%	4.80%	4.80%
Lipper California Municipal Debt Funds Classification Average*	-7.52%	-4.68%	4.12%	3.89%

Class B Shares w/o CDSC	-6.75%	-3.69%	4.40%	3.99%
Class B Shares w/CDSC	-11.33%	-7.41%	4.23%	3.99%
Class C Shares	-6.66%	-3.49%	4.61%	4.04%
Class I Shares	-6.21%	-2.69%	5.42%	4.83%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-4.15%	-1.56%	6.83%	4.53%
Class A Shares at maximum Offering Price	-8.19%	-5.73%	5.93%	4.08%
Class B Shares w/o CDSC	-4.62%	-2.32%	6.01%	3.91%
Class B Shares w/CDSC	-9.31%	-6.10%	5.85%	3.91%
Class C Shares	-4.44%	-2.03%	6.25%	3.96%
Class I Shares	-4.07%	-1.40%	7.04%	4.74%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.80%
Class B Shares	1.56%
Class C Shares	1.35%
Class I Shares	0.60%

Effective Leverage Ratio as of August 31, 2013

Effective Leverage Ratio	1.25%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Yields as of August 31, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen California High Yield Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	5.02%	5.06%	7.75%
Class C Shares	4.64%	4.97%	7.61%
Class I Shares	5.47%	5.72%	8.76%

Nuveen California Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	4.17%	3.67%	5.62%
Class B Shares	3.58%	3.23%	4.95%
Class C Shares	3.77%	3.44%	5.27%
Class I Shares	4.53%	4.20%	6.43%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	Nuveen Investments

Holding Summaries as of August 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen California High Yield Municipal Bond Fund

Bond Credit Quality[2,3]
AAA/U.S. Guaranteed	0.3%
AA	13.4%
A	22.9%
BBB	18.7%
BB or Lower	11.9%
N/R	33.6%

Nuveen California Municipal Bond Fund

Bond Credit Quality[2,3]
AAA/U.S. Guaranteed	3.6%
AA	25.2%
A	38.2%
BBB	15.9%
BB or Lower	6.0%
N/R	10.2%

Portfolio Composition[1]
Tax Obligation/Limited	52.6%
Education and Civic Organizations	10.0%
Health Care	9.3%
Consumer Staples	5.8%
Transportation	5.6%
Tax Obligation/General	4.2%
Other	12.5%

Portfolio Composition[1]
Tax Obligation/Limited	34.7%
Health Care	16.3%
Tax Obligation/General	16.1%
Education and Civic Organizations	8.0%
Water and Sewer	7.6%
Utilities	4.1%
Other	13.2%

1	As a percentage of total investments (excluding investments in derivatives, where applicable). Holdings are subject to change.

2	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

3	As a percentage of total investment exposure. Holdings are subject to change.

Nuveen Investments	15

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen California High Yield Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (3/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/13)	$888.40	$885.80	$889.20	$1,020.87	$1,018.05	$1,021.83
Expenses Incurred During Period	$4.09	$6.75	$3.19	$4.38	$7.22	$3.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.42% and .67% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen California Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (3/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/13)	$936.20	$932.50	$933.40	$937.90	$1,021.27	$1,017.49	$1,018.50	$1,022.28
Expenses Incurred During Period	$3.81	$7.45	$6.48	$2.83	$3.97	$7.78	$6.77	$2.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .78%, 1.53%, 1.33% and .58% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen California High Yield Municipal Bond Fund

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.5%

$270	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	1/14 at 100.00	N/R	$271,361

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	418,920

500	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2008B, 6.500%, 3/01/28	3/18 at 100.00	N/R	540,140

170	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project Revenue Bonds, Series 2006B, 5.625%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	165,706
1,940	Total Consumer Discretionary			1,396,127
	Consumer Staples – 5.9%

3,045	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold Country Settlement Funding Corporation, Series 2006, 0.000%, 6/01/33	11/13 at 100.00	CCC	657,172

1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	6/17 at 100.00	BB	715,680

50	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	B–	37,056

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
885	4.500%, 6/01/27	6/17 at 100.00	B	747,055
6,250	5.000%, 6/01/33	6/17 at 100.00	B	4,601,063
2,695	5.750%, 6/01/47	6/17 at 100.00	B	1,990,338

2,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	1,766,550

5,000	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 0.000%, 6/01/36	6/17 at 28.99	B	755,600

1,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.375%, 6/01/38	6/15 at 100.00	B–	765,070

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A:
1,000	5.000%, 6/01/37	6/14 at 100.00	BB+	752,190
3,845	5.125%, 6/01/46	6/14 at 100.00	B+	2,793,700
27,270	Total Consumer Staples			15,581,474
	Education and Civic Organizations – 10.1%

2,000	California Educational Facilities Authority, Revenue Bonds, California College of the Arts, Series 2005, 5.000%, 6/01/35	6/15 at 100.00	BBB–	1,796,660

1,065	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	991,547

75	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	75,011

100	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/36	11/15 at 100.00	A2	94,614

	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006:
1,165	5.000%, 1/01/30	1/15 at 100.00	Baa3	1,080,130
500	5.000%, 1/01/36	1/15 at 100.00	Baa3	447,350

1,000	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7 – Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	871,980

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen California High Yield Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
$1,330	5.000%, 8/01/32	No Opt. Call	BB+	$1,182,077
1,850	5.250%, 8/01/42	No Opt. Call	BB+	1,614,921
675	5.300%, 8/01/47	8/22 at 100.00	BB+	585,083

1,000	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BB–	798,300

1,335	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A, 7.000%, 10/01/39	10/18 at 100.00	N/R	1,260,374

1,500	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A, 5.875%, 10/01/34	4/18 at 100.00	Baa1	1,507,680

1,360	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/42	10/23 at 100.00	Baa1	1,209,652

300	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.625%, 1/01/32	1/22 at 100.00	N/R	304,854

600	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	BBB–	503,502

1,000	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	984,580

1,250	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 6.650%, 7/01/33	7/23 at 100.00	BB+	1,221,750

1,000	California Statewide Communities Development Authority, Charter School Revenue Bonds – Albert Einstein Academy for Letters, Arts, & Sciences Charter School Series 2012, 6.000%, 11/01/32	No Opt. Call	N/R	871,490

1,000	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	1,063,680

1,000	California Statewide Communities Development Authority, Revenue Bonds, Lancer Plaza Project, Series 2013, 5.875%, 11/01/43	8/23 at 100.00	N/R	851,640

1,040	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,077,211

815	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	893,900

500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A, 5.500%, 11/01/38	11/17 at 102.00	N/R	452,700

2,135	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	1,888,877

200	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/29	11/16 at 100.00	N/R	184,724

390	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	335,264

200	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	169,570

585	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	2/14 at 100.00	N/R	460,968

100	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006, 6.375%, 6/01/36	6/16 at 100.00	N/R	91,078

65	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BBB–	60,576

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$375	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	$296,603

	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012:
795	4.000%, 10/01/26	10/22 at 100.00	BBB	567,368
1,250	4.375%, 10/01/31	No Opt. Call	BBB	841,800
29,555	Total Education and Civic Organizations			26,637,514
	Health Care – 9.4%

500	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare, Series 2009B, 6.375%, 8/01/34	8/14 at 100.00	A+	519,705

1,220	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51 (UB) (5)	8/22 at 100.00	AA	1,126,841

695	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Tender Option Bond Trust 4726, 18.000%, 8/15/51 (IF)	8/22 at 100.00	AA	482,719

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
250	18.060%, 8/15/41 (IF) (5)	8/22 at 100.00	AA–	207,430
1,000	18.055%, 8/15/41 (IF) (5)	8/22 at 100.00	AA–	829,760

1,000	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	BBB	1,004,710

1,500	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	1,272,120

485	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008A, 5.500%, 7/01/30	7/17 at 100.00	A	522,655

	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007:
250	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	A	231,363
2,500	5.000%, 8/15/47	8/17 at 100.00	BBB+	2,238,775

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
750	5.250%, 7/01/30	7/15 at 100.00	BBB–	752,348
515	5.250%, 7/01/35	7/15 at 100.00	BBB–	513,306

715	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.682%, 11/15/32 (IF)	5/18 at 100.00	AA–	619,362

1,285	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.772%, 11/15/48 (IF) (5)	5/18 at 100.00	AA–	1,113,118

1,000	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.234%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	1,012,840

1,490	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,615,428

350	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	348,632

1,060	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BB+	1,062,512

	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
1,000	5.500%, 11/01/19	No Opt. Call	Baa3	1,061,580
500	6.750%, 11/01/39	11/19 at 100.00	Baa3	511,555

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen California High Yield Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	$477,125

	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A:
2,500	5.000%, 7/01/38	7/17 at 100.00	Baa2	2,273,450
500	5.000%, 7/01/47	7/17 at 100.00	Baa2	438,380

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
1,000	8.000%, 12/01/26	12/21 at 100.00	BB	1,140,780
500	7.500%, 12/01/41	12/21 at 100.00	BB	539,750

2,500	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	B+	1,947,900

1,000	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/32	7/17 at 100.00	Baa1	928,990

60	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006, 6.000%, 5/01/31	5/16 at 103.00	N/R	55,739
26,625	Total Health Care			24,848,873
	Housing/Multifamily – 3.9%

1,400	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	1,356,880

480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	452,165

400	California Municipal Finance Authority, Revenue Bonds, University Students Coop Association, Series 2007, 4.750%, 4/01/27	4/17 at 100.00	BBB–	377,016

1,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 5.625%, 6/01/33	6/17 at 102.00	N/R	902,300

365	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	11/13 at 100.00	N/R	341,677

740	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39	5/22 at 100.00	A–	690,302

1,000	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A, 5.125%, 5/15/41	5/16 at 100.00	A	944,180

1,250	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007, 5.000%, 12/15/33	12/13 at 100.00	Baa2	1,026,775

3,271	San Jose, California, Multifamily Housing Revenue Bonds, Almaden Family Apartments Project, Series 2007B, 4.720%, 11/15/37 (Alternative Minimum Tax)	No Opt. Call	N/R	2,733,097

490	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	11/13 at 100.00	N/R	463,643

610	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	580,842

485	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	349,961
11,491	Total Housing/Multifamily			10,218,838
	Housing/Single Family – 0.3%

500	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative Minimum Tax)	2/17 at 100.00	BBB	427,675

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$600	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 8.040%, 8/01/25 (Alternative Minimum Tax) (IF)	2/16 at 100.00	BBB	$431,682
1,100	Total Housing/Single Family			859,357
	Industrials – 0.1%

65	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	65,247

1,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	D	11,230

750	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	104,513
1,815	Total Industrials			180,990
	Long-Term Care – 3.0%

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29	11/19 at 100.00	Baa1	573,455
1,040	8.500%, 11/01/39	11/19 at 100.00	AA	1,203,894

520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	528,762

2,305	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2013A, 5.000%, 10/01/43	10/22 at 100.00	BBB+	1,950,445

1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	947,340

1,000	California Statewide Community Development Authority, Revenue Bonds, Hollenbeck Palms, Magnolia Assisted Living, Series 2007A, 4.600%, 2/01/37 – RAAI Insured (Alternative Minimum Tax)	2/17 at 100.00	N/R	847,850

1,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/37	7/17 at 100.00	N/R	831,000

50	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	47,518

1,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47	6/22 at 100.00	N/R	1,029,100
8,415	Total Long-Term Care			7,959,364
	Tax Obligation/General – 4.2%

	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/37	No Opt. Call	Aa2	474,793
5,000	0.000%, 5/01/47	5/40 at 100.00	Aa2	1,280,250

380	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	309,062

1,115	Denair Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	A	523,035

1,000	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	11/19 at 100.00	B+	1,050,020

500	Guam, General Obligation Bonds, Series 2007A, 5.250%, 11/15/37	11/17 at 100.00	B+	451,215

1,205	Jamul Dulzura Union School District, San Diego County, California, General Obligation Bonds, Election 1995 Series 2004A, 0.000%, 11/01/28 – NPFG Insured	No Opt. Call	A+	476,529

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen California High Yield Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$5,000	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA–	$1,662,850

2,022	Manteca Unified School District, San Joaquin County, California, Certificates of Participation, Series 2004, 0.000%, 9/15/33 – NPFG Insured	No Opt. Call	A	574,693

1,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	A+	481,770

250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683, 17.878%, 8/01/37 – NPFG Insured (IF) (5)	8/17 at 100.00	A+	230,370

1,350	Paso Robles Joint Unified School District, San Luis Obispo and Monteray Counties, California, General Obligation Bonds, Election 2006 Series 2010A, 0.000%, 9/01/34	No Opt. Call	A2	336,866

1,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Tender Option Bond Trust Series 3330, 14.043%, 1/01/21 (IF) (5)	No Opt. Call	AA–	730,858

2,490	San Leandro Unified School District, Alameda County, California, General Obligation Bonds, Election 2006 Series 2010, 0.000%, 8/01/39	8/28 at 100.00	AA–	1,212,929

500	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Series 2006, 4.550%, 9/01/30 – FGIC Insured	9/15 at 100.00	A	482,650

1,880	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/28 – FGIC Insured	No Opt. Call	Aa2	849,008
27,372	Total Tax Obligation/General			11,126,898
	Tax Obligation/Limited – 53.3%

3,000	Anaheim Public Finance Authority, California, Senior Lease Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.750%, 9/01/33 – FGIC Insured	9/17 at 100.00	A1	2,958,090

	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
300	0.000%, 9/01/28 – AGM Insured	No Opt. Call	AA–	124,842
240	0.000%, 9/01/30 – AGM Insured	No Opt. Call	AA–	87,115
1,050	0.000%, 9/01/34 – AGM Insured	No Opt. Call	AA–	288,876
4,305	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA–	1,092,609

1,000	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	8/17 at 100.00	N/R	798,600

620	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007, 5.000%, 9/01/27	9/17 at 100.00	N/R	574,566

1,035	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	954,073

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	926,200

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	11/13 at 100.00	N/R	980,190

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8D & 17B, Series 2009B:
60	8.875%, 9/01/34	9/15 at 100.00	N/R	61,305
125	8.625%, 9/01/39	9/16 at 100.00	N/R	127,679

1,000	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32 (4)	8/17 at 102.00	N/R	264,280

	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2003:
1,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	AA–	627,255
2,300	0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA–	898,817
6,710	0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	AA–	2,447,674

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,500	Brentwood Infrastructure Financing Authority, Contra Costa County, California, CIFP 2006-1 Infrastructure Revenue Bonds, Series 2006, 5.200%, 9/02/36	9/15 at 100.00	N/R	$1,251,705

5,600	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	A+	1,749,384

1,000	California Statewide Communities Development Authority, Community Facilities District 2012-01, Fancher Creek, Special Tax Bonds, Series 2013A, 5.700%, 9/01/43	9/23 at 100.00	N/R	836,770

	California Statewide Communities Development Authority, Community Facilities District 2012-02, Manteca Lifestyle Center, Special Tax Bonds, Series 2013A:
1,000	5.000%, 9/01/33	No Opt. Call	N/R	852,310
2,000	5.125%, 9/01/42	No Opt. Call	N/R	1,643,100

1,000	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31	1/21 at 100.00	N/R	1,004,990

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30	1/20 at 100.00	N/R	1,423,971

1,240	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,207,636

1,000	California Statewide Community Development Authority, Infrastructure Program Revenue Bonds, Series 2006A, 5.200%, 9/02/36	3/14 at 100.00	N/R	824,260

250	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	250,223

500	Carson Redevelopment Agency, California, Redevelopment Project Area 1 Tax Allocation Bonds, Series 2009A, 7.000%, 10/01/36	10/19 at 100.00	A–	547,500

880	Ceres Redevelopment Agency, California, Tax Allocation Bonds, Ceres Redevelopment Project Area 1, Series 2006, 4.000%, 11/01/31 – AMBAC Insured	11/16 at 100.00	A–	701,386

315	Chino Public Financing Authority, California, Revenue Refunding Bonds, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	N/R	288,153

660	Chula Vista, California, Special Tax Bonds, Community Facilities District 12-1 McMillin Otay Ranch Village Seven, Series 2005, 5.250%, 9/01/30	3/14 at 100.00	N/R	660,125

1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	917,910

500	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.750%, 8/01/26	8/20 at 100.00	N/R	497,495

990	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,111,067

1,610	Desert Hot Springs Redevelopment Agency, California, Merged Redevelopment Project Tax Allocation Bonds, Series 2008A-2, 5.000%, 9/01/23	9/18 at 100.00	CCC+	1,167,975

950	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/14 at 102.00	N/R	788,823

250	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	217,913

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
80	5.000%, 9/01/18	9/17 at 100.00	N/R	77,778
10	5.000%, 9/01/20	9/17 at 100.00	N/R	9,517
50	5.125%, 9/01/22	3/14 at 100.00	N/R	46,803
980	5.200%, 9/01/27	9/15 at 102.00	N/R	879,834
1,200	5.250%, 9/01/37	9/15 at 102.00	N/R	1,017,648

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen California High Yield Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$500	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	$494,995

710	Fillmore Redevelopment Agency, Ventura County, California, Central City Redevelopment Project, Subordinate Lien Tax Allocation Bonds, Series 2006A, 5.375%, 5/01/31	11/16 at 100.00	N/R	599,055

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
750	17.481%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	504,720
1,000	17.459%, 6/01/45 – AMBAC Insured (IF) (5)	6/15 at 100.00	A2	673,380

880	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B	896,975

1,000	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,016,330

1,000	Hemet Unified School District Community Facilities District 2005-3, Riverside County, California, Special Tax Bonds, Series 2007, 5.750%, 9/01/39	9/14 at 100.00	N/R	931,300

200	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	3/14 at 100.00	N/R	183,208

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
1,000	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	N/R	785,890
500	4.750%, 8/01/35 – AMBAC Insured	8/15 at 100.00	N/R	327,815

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
1,250	5.500%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	1,248,238
1,000	5.500%, 9/01/27 – SYNCORA GTY Insured	No Opt. Call	N/R	932,450
1,010	5.000%, 9/01/31 – SYNCORA GTY Insured	9/17 at 100.00	N/R	860,136
1,405	5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	1,131,756

655	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/21	No Opt. Call	BBB–	652,603

	Inglewood Public Financing Authority, California, Lease Revenue Bonds, Refunding Series 2012:
2,530	0.000%, 8/01/23	No Opt. Call	Baa2	1,311,046
1,600	0.000%, 8/01/25	No Opt. Call	Baa2	699,904
1,050	0.000%, 8/01/28	8/22 at 66.37	Baa2	350,795
2,430	0.000%, 8/01/33	No Opt. Call	Baa2	513,751
1,650	0.000%, 8/01/35	No Opt. Call	Baa2	298,089

120	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A, 5.125%, 9/01/36	9/16 at 100.00	N/R	112,826

1,115	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 25 Eastvale Area, Series 2008A, 8.375%, 9/01/28	9/18 at 100.00	N/R	1,231,785

750	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2010A, 6.250%, 9/01/40	9/18 at 100.00	N/R	765,128

335	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2012C, 5.000%, 9/01/37	No Opt. Call	N/R	304,130

1,220	Lake Elsinore Unified School District, California, Special Tax Bonds, Community Facilities District 2004-2, Series 2005, 5.350%, 9/01/35	No Opt. Call	N/R	1,121,034

1,000	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006, 5.250%, 9/01/37	9/14 at 100.00	N/R	940,290

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$815	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A, 5.350%, 9/01/36	9/14 at 100.00	N/R	$820,444

1,465	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/14 at 100.00	N/R	1,358,304

2,000	Lammersville Joint Unified School District, Special Tax Bonds, California, Community Facilities District 2002, Mountain House, Series 2013, 5.000%, 9/01/37	9/22 at 100.00	N/R	1,772,800

2,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 0.000%, 9/01/32	9/22 at 100.00	N/R	1,512,700

1,665	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	8/19 at 100.00	BBB	1,769,679

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003:
500	4.750%, 8/01/27 – NPFG Insured	8/15 at 102.00	A	454,980
1,000	4.750%, 8/01/33 – NPFG Insured	8/15 at 102.00	A	840,340

	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B:
1,000	5.125%, 9/01/28	9/23 at 100.00	N/R	949,300
500	5.250%, 9/01/32	9/23 at 100.00	N/R	471,880

2,000	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42	8/29 at 100.00	AA–	1,006,700

1,000	Los Angeles Community Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Bunker Hill Redevelopment Project, Series 2004L, 5.000%, 3/01/18	3/14 at 100.00	BBB–	1,006,240

250	Los Banos Redevelopment Agency, California, Tax Allocation Bonds, Los Banos Redevelopment Project, Series 2006, 5.000%, 9/01/36 – RAAI Insured	9/16 at 100.00	BBB–	220,018

1,275	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A–	1,420,503

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
300	7.250%, 8/01/31	8/21 at 100.00	BBB+	331,800
1,550	7.500%, 8/01/41	8/21 at 100.00	BBB+	1,702,427

500	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011B, 7.500%, 8/01/41	8/21 at 100.00	BBB+	549,170

130	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006, 5.300%, 9/01/36	9/14 at 103.00	N/R	77,848

1,010	Monrovia Financing Authority, California, Lease Revenue Bonds, Hillside Wilderness Preserve Project, Series 2002, 5.000%, 12/01/20 – AMBAC Insured	11/13 at 100.00	BBB	1,031,897

65	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	59,389

1,000	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-6, Series 2005, 5.200%, 9/01/36	9/14 at 101.00	N/R	937,570

1,000	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	847,840

	Murrieta Valley Unified School District Public Finance Authority, Riverside County, California, Refunding Bonds Series 2013:
1,310	5.000%, 9/01/33	9/23 at 100.00	N/R	1,232,645
1,415	5.000%, 9/01/38	9/23 at 100.00	N/R	1,276,896

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen California High Yield Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	$350,823

1,000	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 – AMBAC Insured	1/16 at 102.00	A–	1,008,760

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
290	5.000%, 9/01/21	9/16 at 100.00	N/R	276,921
910	5.450%, 9/01/32	9/16 at 100.00	N/R	779,169
350	5.300%, 9/01/32	9/16 at 100.00	N/R	294,133
1,345	5.500%, 9/01/36	9/16 at 100.00	N/R	1,121,327

1,600	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	4/14 at 100.00	BB	1,588,016

1,000	Palm Drive Health Care District, Sonoma County, California, Parcel Tax Revenue Bonds, Series 2005, 5.250%, 4/01/30	4/15 at 100.00	BB	793,610

500	Palm Springs Financing Authority, California, Lease Revenue Bonds, Downtown Revitalization Project, Series 2012B, 5.000%, 6/01/35	No Opt. Call	A+	475,155

1,000	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Refunding Series 2004A, 5.000%, 9/01/34 – NPFG Insured	9/14 at 102.00	A	1,004,390

1,230	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002, 0.000%, 12/01/30 – AMBAC Insured	No Opt. Call	A–	421,829

1,000	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A , 5.750%, 9/01/39	9/23 at 100.00	N/R	971,130

1,055	Perris Public Finance Authority, California, Local Agency Revenue Bonds, Perris Vally Vistas IA3, Series 2008B, 6.625%, 9/01/38	9/16 at 100.00	N/R	1,063,820

220	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011, 6.125%, 9/01/41	3/14 at 100.03	N/R	218,398

1,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	1,532,970

	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999:
2,990	0.000%, 8/01/27 – AMBAC Insured	No Opt. Call	A	1,317,245
2,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	1,028,150

1,300	Pittsburg Redevelopment Agency, California, Tax Allocation Refunding Bonds, Los Medanos Community Development Project, Series 2006C, 4.250%, 9/01/34 – AMBAC Insured	9/16 at 100.00	BBB–	975,299

350	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paguay Redevelopment Project, Series 2001, 5.125%, 6/15/33 – AMBAC Insured	12/13 at 100.00	N/R	334,667

345	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/42 – FGIC Insured	No Opt. Call	BBB+	31,616

250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Tender Option Bond Trust 1081, 21.089%, 8/01/57 (IF) (5)	8/19 at 100.00	AA–	143,740

2,000	Rancho Cardova, California, Special Tax Bonds, Sunridge Park Area Community Facilities District 2004-1, Series, 6.125%, 9/01/37	9/17 at 100.00	N/R	2,001,040

500	Rancho Cordova, California, Special Tax Bonds, Sunridge Anatolia Area Community Facilities District 2003-1, Series 2005, 5.500%, 9/01/37	9/15 at 100.00	N/R	480,070

620	Rancho Cordova, California, Sunridge Anatolia Community Facilities District 2003-1, Special Tax Refunding Bonds, Series 2012, 5.000%, 9/01/37	No Opt. Call	N/R	555,421

1,000	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.500%, 9/01/26	9/21 at 100.00	BBB+	1,054,890

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Redwood City Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2, Series 2003A:
$1,755	0.000%, 7/15/29 – AMBAC Insured	No Opt. Call	A–	$667,813
1,260	0.000%, 7/15/31 – AMBAC Insured	No Opt. Call	A–	416,480

500	Redwood City, California, Special Tax Bonds, Community Facilities District 2010-1 One Marina, Series 2011, 7.500%, 9/01/31	9/16 at 103.00	N/R	523,265

1,295	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	A+	611,098

1,710	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/14 at 100.00	BBB	1,480,552

500	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	525,695

205	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	10/21 at 100.00	A–	224,397

	Riverside County, California, Community Facilites District 05-8, Scott Road, Special Tax Bonds Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	593,366
1,950	5.000%, 9/01/42	9/22 at 100.00	N/R	1,652,918

875	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012, 5.000%, 9/01/35	9/22 at 100.00	N/R	791,630

	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor, Series 2007C:
2,000	4.500%, 8/01/30 – NPFG Insured	No Opt. Call	A	1,764,380
510	5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	A	456,037

125	Riverside Unified School District, Riverside County, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	110,495

	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
1,010	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	AA–	267,347
1,155	0.000%, 9/01/35 – NPFG Insured	No Opt. Call	AA–	286,186

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	3/14 at 100.00	N/R	779,650

1,800	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.125%, 9/01/26	9/16 at 100.00	N/R	1,677,654

1,510	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698, 18.466%, 12/01/33 – AMBAC Insured (IF) (5)	No Opt. Call	A	1,362,443

445	Sacramento City Financing Authority, California, Special Tax Revenue Bonds, Westlake and Regency Park, Refunding Series 2013A, 5.000%, 9/01/25	3/23 at 100.00	BBB+	441,956

	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A:
4,295	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	A	1,413,055
4,435	0.000%, 12/01/32 – FGIC Insured	No Opt. Call	A	1,357,997

445	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	12/13 at 100.00	N/R	370,258

500	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	A	475,180

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen California High Yield Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C:
$500	6.375%, 8/01/32	8/19 at 100.00	A–	$540,940
500	6.500%, 8/01/39	8/19 at 100.00	A–	541,185

405	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	385,835

360	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/20 – NPFG Insured	8/15 at 100.00	A	370,138

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
500	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	A	500,155
1,000	3.750%, 8/01/28 – NPFG Insured	8/17 at 100.00	A	825,190

2,185	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	8/17 at 100.00	BBB	1,731,547

540	San Marcos Public Facilities Authority, California, Revenue Refunding Bonds, Series 2012C, 5.000%, 9/01/35 – AGM Insured	9/22 at 100.00	N/R	476,307

1,000	San Marcos Public Facilities Authority, California, Special Tax Revenue Bonds, Refunding Series 2007, 4.750%, 9/01/35 – AMBAC Insured	9/17 at 100.00	A–	943,930

1,865	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 1, 2 and 3, Series 2003A, 5.000%, 8/01/33 – FGIC Insured	No Opt. Call	A	1,848,663

500	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	A	541,650

1,000	South Gate, California, Certificates of Participation, Series 2002A, 5.000%, 9/01/24 – AMBAC Insured	9/14 at 100.00	BBB	973,200

	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004:
305	5.125%, 9/01/30 – FGIC Insured	9/14 at 100.00	A	257,780
235	5.250%, 9/01/34 – FGIC Insured	9/14 at 100.00	A	197,814

	Stockton Redevelopment Agency, California, Revenue Bonds, Stockton Events Center Arena Project, Series 2004:
135	4.250%, 9/01/25 – FGIC Insured	9/14 at 100.00	A	116,452
420	5.000%, 9/01/28 – FGIC Insured	9/14 at 100.00	A	372,775
1,700	5.000%, 9/01/36 – FGIC Insured	9/14 at 100.00	A	1,459,348

2,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	2,274,800

	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2000-1, Tejon Industrial Complex Public Improvements, Refunding Series 2012:
1,635	5.500%, 9/01/30	9/22 at 100.00	N/R	1,611,930
500	5.500%, 9/01/33	9/22 at 100.00	N/R	482,950

1,000	Tulare Public Financing Authority, California, Lease Revenue Bonds, Series 2008, 5.375%, 4/01/35	No Opt. Call	AA–	1,029,010

530	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.250%, 9/01/29	3/21 at 100.00	BBB+	556,993

650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42	9/21 at 100.00	BBB+	703,437

500	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A	565,235

500	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/13 at 102.00	N/R	500,835

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$500	Victor Elementary School District, Los Angeles County, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2007A, 5.500%, 9/01/37	9/15 at 102.00	N/R	$435,280

700	Victor Valley Union High School District, San Bernardino County, California, Special Tax Bonds, Community Facilities District 2007-1, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	N/R	587,034

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	1,893,940

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 4.250%, 10/01/29 – FGIC Insured	10/16 at 100.00	A	886,260

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 5.000%, 10/01/42	No Opt. Call	BBB+	910,310

600	West Hollywood Community Development Commission East Side Redevelopment Project Series 2011 Tax Allocation Bonds Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	BBB	669,654

965	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	3/14 at 100.00	N/R	965,473

500	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A	505,495

	Westside Union School District, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2006:
700	5.000%, 9/01/26	9/14 at 102.00	N/R	670,299
295	5.000%, 9/01/36	9/14 at 102.00	N/R	262,152

1,000	Woodland Finance Authority, California, Lease Revenue Bonds, Series 2002, 5.000%, 3/01/32 – SYNCORA GTY Insured	11/13 at 100.00	A2	992,840

290	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/27	1/17 at 102.00	N/R	184,394

135	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005, 5.125%, 9/01/35	3/15 at 100.00	N/R	122,664
187,410	Total Tax Obligation/Limited			140,691,781
	Transportation – 5.7%

1,125	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.734%, 4/01/17 (IF)	No Opt. Call	AA	1,163,925

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
8,275	0.000%, 1/15/30	11/13 at 100.00	BBB–	2,816,976
1,315	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	A	392,449
1,000	0.000%, 1/15/33	No Opt. Call	BBB–	271,690
1,915	0.000%, 1/15/34 – NPFG Insured	1/14 at 30.18	A	496,119
200	5.750%, 1/15/40 – NPFG Insured	1/14 at 100.00	A	187,140

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
35	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R	34,624
40	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R	37,720

	Palm Springs, California, Airport Passenger Facility Charge Subordinate Refunding Revenue Bonds, Palm Springs International Airport, Series 2008:
250	6.400%, 7/01/23 (Alternative Minimum Tax)	7/14 at 102.00	N/R	254,173
450	6.500%, 7/01/27 (Alternative Minimum Tax)	7/14 at 102.00	N/R	456,327

140	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Revenue Bonds, American Airlines Inc., Series 1985A, 6.450%, 12/01/25 (4)	12/13 at 100.00	N/R	116,200

2,320	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	12/13 at 100.00	N/R	2,308,400

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen California High Yield Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
$3,620	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	A	$1,821,512
6,935	0.000%, 1/15/26 – NPFG Insured	No Opt. Call	A	3,257,578
350	0.000%, 1/15/27 – NPFG Insured	No Opt. Call	A	151,687
240	5.250%, 1/15/30 – NPFG Insured	1/14 at 100.00	A	228,585
2,035	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	A	662,980
1,275	0.000%, 1/15/36 – NPFG Insured	No Opt. Call	A	289,935
31,520	Total Transportation			14,948,020
	U.S. Guaranteed – 0.4% (6)

100	California Statewide Community Development Authority, Revenue Bonds, Viewpoint School, Series 2004, 5.000%, 10/01/28 (Pre-refunded 10/01/14) – ACA Insured	10/14 at 100.00	BBB (6)	105,103

100	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (6)	114,420

585	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009B, 10.000%, 9/01/32 (Pre-refunded 9/01/14)	9/14 at 105.00	N/R (6)	671,077
785	Total U.S. Guaranteed			890,600
	Utilities – 2.5%

325	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/29	No Opt. Call	A	322,150

7,890	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/33	9/16 at 32.62	A	2,136,690

250	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.500%, 7/01/21	7/18 at 100.00	BBB	228,780

1,000	Sacramento Municipal Utility District Financing Authority, California, Consumnes Power Plant Project Revenue Bonds, Series 2006, 5.125%, 7/01/29 – NPFG Insured	7/16 at 100.00	A	1,006,090

2,500	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 1.648%, 11/01/38	No Opt. Call	A–	2,000,800

1,000	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BB+	906,580
12,965	Total Utilities			6,601,090
	Water and Sewer – 2.1%

1,500	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,177,785

500	Dinuba Financing Authority, California, Wastewater System Revenue Bonds, Series 2007, 5.375%, 9/01/38	9/17 at 100.00	N/R	422,275

500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 5.875%, 7/01/35	7/15 at 100.00	Ba2	498,430

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010:
1,000	5.250%, 7/01/25	7/20 at 100.00	Ba2	982,640
1,000	5.500%, 7/01/30	7/20 at 100.00	Ba2	973,180

1,500	Pico Rivera Water Authority, California, Water System Project, Revenue Refunding Bonds, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	A	1,492,390
6,000	Total Water and Sewer			5,546,700
$374,263	Total Investments (cost $288,519,520) – 101.4%			267,487,626
	Floating Rate Obligations – (0.3)%			(915,000)
	Other Assets Less Liabilities – (1.1)% (7)			(2,715,774)
	Net Assets Applicable to Common Shares – 100%			$263,856,852

30	Nuveen Investments

Investments in Derivatives as of August 31, 2013:

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Termination Date	Unrealized Appreciation (Depreciation) (7)
Barclays Bank PLC	$4,600,000	Receive	3-Month USD-LIBOR	2.670%	Semi-Annually	6/26/14	6/26/42	$970,165

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(7)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(8)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen California Municipal Bond Fund

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.9%

$2,905	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	11/13 at 100.00	BBB+	$2,743,743

265	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	245,962

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
10,115	5.750%, 6/01/47	6/17 at 100.00	B	7,470,231
20,055	5.125%, 6/01/47	6/17 at 100.00	B	13,439,050

2,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.375%, 6/01/38	6/15 at 100.00	B–	1,912,675
35,840	Total Consumer Staples			25,811,661
	Education and Civic Organizations – 7.9%

240	California Educational Facilities Authority, Revenue Bonds, Claremont Graduate University, Series 2007A, 5.000%, 3/01/20	3/17 at 100.00	Baa1	255,482

	California Educational Facilities Authority, Revenue Bonds, Claremont Graduate University, Series 2008A:
865	5.000%, 3/01/23	3/18 at 100.00	Baa1	912,065
1,500	5.125%, 3/01/28	3/18 at 100.00	Baa1	1,542,135

1,000	California Educational Facilities Authority, Revenue Bonds, Pitzer College, Refunding Series 2009, 5.375%, 4/01/34	4/20 at 100.00	A2	1,019,650

1,035	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2010, 5.000%, 2/01/40	2/20 at 100.00	Aa3	1,059,478

1,000	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2008A, 5.000%, 8/01/28	8/18 at 100.00	A3	1,016,510

	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
105	5.000%, 11/01/21	11/15 at 100.00	A2	108,900
1,000	5.000%, 11/01/30	11/15 at 100.00	A2	1,002,070

	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006:
450	4.400%, 1/01/15	No Opt. Call	Baa3	456,399
470	4.500%, 1/01/16	1/15 at 100.00	Baa3	477,478
2,960	5.000%, 1/01/36	1/15 at 100.00	Baa3	2,648,312

635	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	3/14 at 100.00	Baa1	635,445

400	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/26	6/16 at 100.00	BB–	351,868

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	10/18 at 100.00	N/R	954,940
1,500	7.000%, 10/01/39	10/18 at 100.00	N/R	1,416,150

	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A:
1,000	5.000%, 10/01/18	No Opt. Call	Baa1	1,091,940
500	5.625%, 10/01/23	4/18 at 100.00	Baa1	528,300

855	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 5.750%, 1/01/22	No Opt. Call	N/R	859,420

1,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.125%, 6/01/30	6/20 at 100.00	BBB+	1,550,430

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013:
$2,000	6.900%, 7/01/43	7/23 at 100.00	BB+	$1,948,260
4,040	7.000%, 7/01/48	7/23 at 100.00	BB+	3,932,253

695	California State Public Works Board, Lease Revenue Bonds, California State University, J. Paul Leonard & Sutro Library, Series 2009J, 5.500%, 11/01/26	11/19 at 100.00	Aa3	759,454

500	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.400%, 3/01/26	3/20 at 100.00	Aa3	548,275

	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2012D:
3,000	5.000%, 9/01/33	No Opt. Call	Aa3	2,973,780
4,000	5.000%, 9/01/34	No Opt. Call	Aa3	3,953,880

1,000	California State Public Works Board, Lease Revenue Bonds, University of California Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23	4/19 at 100.00	A2	1,135,630

1,250	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Series 2009E, 5.000%, 4/01/34	4/19 at 100.00	Aa2	1,276,063

2,500	California State Public Works Board, Lease Revenue Bonds, University of California, Institute Projects, Series 2005C, 5.000%, 4/01/30 – AMBAC Insured	4/15 at 100.00	Aa2	2,594,000

1,035	California State Public Works Board, Lease Revenue Refunding Bonds, Community College Projects, Series 2004B, 5.500%, 6/01/19	6/14 at 100.00	A2	1,073,254

200	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1999A, 4.875%, 12/01/18	11/13 at 100.00	A2	200,574

285	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/25	11/15 at 100.00	Aa2	306,081

1,700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,760,826

1,000	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/29	11/16 at 100.00	N/R	923,620

1,975	Chula Vista Municipal Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2013, 5.500%, 9/01/27	9/23 at 100.00	N/R	2,045,172

	Murrieta Valley Unified School District, California, Special Tax Bonds, Community Facilities District 2006-1 Improvement Area B, Series 2013A:
1,450	5.750%, 9/01/38 (WI/DD, Settling 9/12/13)	3/14 at 103.00	N/R	1,432,948
1,500	5.875%, 9/01/43 (WI/DD, Settling 9/12/13)	3/14 at 103.00	N/R	1,496,850

5,690	University of California, General Revenue Bonds, Refunding Series 2009O, 5.250%, 5/15/39	5/19 at 100.00	Aa1	5,886,134
51,835	Total Education and Civic Organizations			52,134,026
	Health Care – 16.2%

2,000	Antelope Valley Healthcare District, California, Insured Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27 – AGM Insured	1/14 at 100.00	AA–	2,000,380

2,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.250%, 3/01/36	3/21 at 100.00	Baa3	2,051,620

1,000	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2010A, 5.000%, 11/15/25	11/20 at 100.00	AA–	1,055,460

2,025	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2010B, 5.750%, 11/15/31	11/20 at 100.00	AA–	2,167,621

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.250%, 3/01/21	3/19 at 100.00	A	545,730

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen California Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008G, 5.500%, 7/01/25	7/18 at 100.00	A	$1,074,640

3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.625%, 7/01/25	7/19 at 100.00	A	3,215,040

1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	No Opt. Call	BBB+	963,880

1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A	1,104,070

1,760	California Health Facilities Financing Authority, Revenue Bonds, Marshall Medical Center, Series 2004A, 4.750%, 11/01/19	11/14 at 100.00	A	1,833,216

6,000	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.000%, 8/15/31	8/21 at 100.00	A+	6,056,700

200	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Refunding Series 2008A, 5.000%, 10/01/22	10/18 at 100.00	AA–	218,744

1,050	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2008A, 5.000%, 8/15/38	8/18 at 100.00	AA–	1,016,526

2,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	2,203,440

2,000	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	BBB	1,911,680

2,000	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2011A, 6.000%, 6/01/33	6/21 at 100.00	AA–	2,177,300

300	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/30	3/15 at 100.00	A	292,920

2,950	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	AA–	2,874,923

6,500	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	5,512,520

1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	1,065,860

	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2008A:
145	5.250%, 8/15/19	8/18 at 100.00	A	162,264
500	5.500%, 8/15/23	8/18 at 100.00	A	558,040
2,155	6.250%, 8/15/28	8/18 at 100.00	A	2,445,666

500	California Statewide Community Development Authority, Hospital Revenue Bonds, Redlands Community Hospital, Series 2005A, 5.000%, 4/01/15 – RAAI Insured	No Opt. Call	BBB+	523,015

	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007A:
500	5.000%, 10/01/20	10/17 at 100.00	A	542,645
400	5.000%, 10/01/27	10/17 at 100.00	A	410,208

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
2,235	5.250%, 7/01/30	7/15 at 100.00	BBB–	2,241,996
1,980	5.250%, 7/01/35	7/15 at 100.00	BBB–	1,973,486
115	5.000%, 7/01/39	7/15 at 100.00	BBB–	109,624

4,670	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	BBB–	4,837,233

860	California Statewide Community Development Authority, Revenue Bonds, John Muir Health System, Series 2006A, 5.000%, 8/15/29	8/16 at 100.00	A+	863,732

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,615	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	$1,627,726

3,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007B, 1.054%, 4/01/36	4/17 at 100.00	A+	2,312,130

2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	2,319,399

8,225	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	8,705,667

1,100	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.500%, 7/01/27 – FGIC Insured	7/18 at 100.00	AA–	1,197,251

500	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.500%, 7/01/27 – FGIC Insured	7/18 at 100.00	AA–	544,205

3,065	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,323,012

	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011:
2,015	5.250%, 1/01/27	1/21 at 100.00	A	2,057,255
3,705	5.250%, 1/01/35	1/21 at 100.00	A	3,646,350
2,000	5.250%, 1/01/42	1/21 at 100.00	A	1,946,660

1,335	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.375%, 12/01/25	12/20 at 100.00	BBB–	1,397,852

1,580	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BB+	1,583,745

7,600	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	7,775,636

3,625	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	3,459,156

4,500	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	4,625,820

	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007:
1,000	5.250%, 7/01/24	7/17 at 100.00	A	1,010,650
1,000	5.300%, 7/01/26	7/17 at 100.00	A	1,002,670
1,000	5.250%, 7/01/37	9/17 at 100.00	A	923,900

3,040	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	3,273,411
105,260	Total Health Care			106,742,674
	Housing/Multifamily – 2.5%

1,500	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,542,075

1,580	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,505,456

1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	942,010

410	California Statewide Communities Development Authority, Student Housing Revenue Bonds, CHF-Irvine, LLC-UCI East Campus Apartments, Phase II, Series 2008, 5.500%, 5/15/26	5/18 at 100.00	Baa2	422,981

4,180	California Statewide Community Development Authority, Multifamily Housing Revenue Senior Bonds, Westgate Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/13 at 100.00	N/R	3,801,919

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen California Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)

$3,865	Los Angeles, California, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Park Plaza West Senior Apartments, Series 2001B, 5.400%, 1/20/31 (Alternative Minimum Tax)	1/14 at 100.00	AA+	$3,866,546

1,970	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	1/14 at 100.00	N/R	1,946,537

1,680	San Jose, California, Multifamily Housing Senior Lien Revenue Bonds, Fallen Leaves Apartments, Series 2002J1, 4.950%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	11/13 at 100.00	N/R	1,696,262

1,000	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.150%, 12/01/31 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	841,740
17,185	Total Housing/Multifamily			16,565,526
	Housing/Single Family – 0.0%

225	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	235,085
	Industrials – 0.2%

500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002B, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/15 at 101.00	BBB	496,025

500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005A-2, 5.400%, 4/01/25 (Alternative Minimum Tax)	4/15 at 101.00	BBB	506,100
1,000	Total Industrials			1,002,125
	Long-Term Care – 1.8%

	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004:
1,850	5.400%, 8/15/24	8/14 at 100.00	A	1,871,775
2,130	5.600%, 8/15/34	8/14 at 100.00	A	2,140,245

3,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Insitute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	A	3,109,800

1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,146,910

2,000	California Municipal Finance Authority, Senior Living Revenue Bonds, Pilgrim Place at Claremont, Series 2009A, 6.125%, 5/15/39	5/19 at 100.00	A	2,067,740

560	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging, Series 2008, 4.500%, 11/15/19	5/18 at 100.00	A	600,012

1,000	Eden Township Healthcare District, California, Certificates of Participation, Installment Sale Agreement with Eden Hospital Health Services Corporation, Series 2010, 6.000%, 6/01/30	6/20 at 100.00	BBB+	1,009,550
11,540	Total Long-Term Care			11,946,032
	Tax Obligation/General – 16.0%

1,000	Acalanes Union High School District, Contra Costa County, California, General Obligation Bonds, Refunding Series 2010A, 0.000%, 8/01/26	No Opt. Call	Aa1	556,030

5,250	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C, 0.000%, 5/01/42	5/40 at 100.00	Aa2	1,398,128

1,000	Baldwin Park Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2002 Series 2006, 0.000%, 8/01/20 – AMBAC Insured	8/16 at 83.04	A+	743,330

4,500	California State, General Obligation Bonds, Various Purpose Refunding Series 2013, 5.000%, 2/01/29	No Opt. Call	A1	4,688,595

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

	California State, General Obligation Bonds, Various Purpose Series 2009:
$600	5.625%, 4/01/26	4/19 at 100.00	A1	$654,630
5,020	5.500%, 11/01/34	11/19 at 100.00	A1	5,287,466
4,060	6.000%, 11/01/39	11/19 at 100.00	A1	4,532,706

	California State, General Obligation Bonds, Various Purpose Series 2010:
5,090	5.250%, 3/01/30	3/20 at 100.00	A1	5,355,902
10,000	5.500%, 3/01/40	3/20 at 100.00	A1	10,347,498
4,000	5.250%, 11/01/40	11/20 at 100.00	A1	4,061,760

	California State, General Obligation Bonds, Various Purpose Series 2011:
2,500	5.250%, 10/01/27	10/21 at 100.00	A1	2,705,475
4,000	5.250%, 10/01/32	10/21 at 100.00	A1	4,187,520

2,000	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 4/01/35	4/22 at 100.00	A1	2,052,720

855	Central Unified School District, Fresno County, California, General Obligation Bonds, Election 2008 Series 2009A, 5.625%, 8/01/33 – AGC Insured	8/19 at 100.00	AA–	899,024

6,900	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/31 – AGM Insured	8/16 at 100.00	AA–	6,959,340

5,000	Chabot-Las Positas Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/41 – AMBAC Insured	8/16 at 28.46	Aa3	855,250

1,000	College of the Sequoias Visalia Area Improvement District 2, Tulare County, California, General Obligation Bonds, Sequoias Community College District, Election 2008 Series 2009A, 5.250%, 8/01/29 – AGC Insured	8/19 at 100.00	AA–	1,032,790

500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	8/27 at 100.00	Aa2	422,515

500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	Aa2	521,200

1,705	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2010D, 0.000%, 8/01/30	8/20 at 52.75	Aa1	615,761

12,500	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	Aa2	1,837,500

365	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008, 5.250%, 8/01/23	8/18 at 100.00	Aa2	409,085

1,185	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/27 – AGM Insured	10/14 at 100.00	AA–	1,222,470

	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A:
770	5.750%, 2/01/14 – NPFG Insured	No Opt. Call	A	785,231
320	5.800%, 8/01/22 – NPFG Insured	No Opt. Call	A	364,531
345	5.800%, 8/01/23 – NPFG Insured	No Opt. Call	A	391,796

950	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2009A, 5.500%, 8/01/31	8/19 at 100.00	Aa2	1,026,076

600	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.000%, 8/01/30 – AGC Insured	8/16 at 102.00	AA–	616,680

	Jefferson Union High School District, San Mateo County, California, General Obligation Bonds, Series 2000A:
300	6.250%, 2/01/14 – NPFG Insured	No Opt. Call	A+	307,275
460	6.250%, 8/01/20 – NPFG Insured	No Opt. Call	A+	544,231

500	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2009A, 5.500%, 8/01/29	8/19 at 100.00	Aa2	547,075

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen California Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$150	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 1/01/34	7/19 at 100.00	Aa2	$151,199

100	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Refunding Series 2005, 5.250%, 8/01/22 – FGIC Insured	No Opt. Call	Aa2	118,351

10,000	Newport-Mesa Unified School District, Orange County, California, General Obligation Bonds, Election of 2005, Series 2011, 0.000%, 8/01/41	8/21 at 24.49	Aa1	1,727,400

2,405	Oak Valley Hospital District, Stanislaus County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – FGIC Insured	7/14 at 101.00	A2	2,427,294

1,155	Pittsburg Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2009B, 5.500%, 8/01/34 – AGM Insured	8/18 at 100.00	AA–	1,224,750

855	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001A, 5.950%, 2/01/17 – NPFG Insured	No Opt. Call	A	989,107

50	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Lien, Series 2006B, 5.000%, 12/01/14	No Opt. Call	BBB–	50,424

1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1996, 6.500%, 7/01/15 – AGM Insured	No Opt. Call	AA	1,055,130

2,070	San Benito Health Care District, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – SYNCORA GTY Insured	7/14 at 101.00	BBB+	1,920,960

2,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2009A, 0.000%, 7/01/33	7/24 at 100.00	AA–	1,444,980

5,000	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2004 Series 2007B, 5.000%, 8/01/32	8/17 at 100.00	AAA	5,224,050

1,535	San Leandro Unified School District, Alameda County, California, General Obligation Bonds, Election 2006 Series 2010, 0.000%, 8/01/39	8/28 at 100.00	AA–	747,729

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	AA–	1,053,230

1,000	Santa Barbara Community College District, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/27	8/18 at 100.00	AA+	1,099,050

3,040	Sulphur Springs Union School District, Los Angeles County, California, General Obligation Bonds, Series 1991A, 0.000%, 9/01/15 – NPFG Insured	No Opt. Call	A	2,948,101

8,500	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35	8/18 at 100.00	Aa3	8,922,278

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
500	6.375%, 8/01/25	8/19 at 100.00	Baa1	555,990
1,005	6.500%, 8/01/26	8/19 at 100.00	Baa1	1,117,299

1,555	Victor Valley Community College District, San Bernardino County, California, General Obligation Bonds, Election of 2008 Series 2009A, 5.000%, 8/01/31	8/19 at 100.00	Aa2	1,594,466

2,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA–	1,449,340

1,100	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/24	No Opt. Call	Aa3	1,276,396

770	West Covina Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2002A Refunding, 5.350%, 2/01/20 – NPFG Insured	No Opt. Call	A+	869,345

1,000	Whittier Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/34	8/19 at 38.81	AA–	294,640

3,500	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	1,092,210
135,065	Total Tax Obligation/General			105,283,309

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 34.4%

	Apple Valley Public Financing Authority, California, Lease Revenue Bonds, Town Hall Annex Project, Series 2007A:
$485	4.500%, 9/01/17 – AMBAC Insured	No Opt. Call	A–	$536,604
500	5.000%, 9/01/27 – AMBAC Insured	9/17 at 100.00	A–	511,695

55	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994A, 7.000%, 9/01/14 – NPFG Insured	No Opt. Call	A	56,454

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17B, Series 2011A, 6.125%, 9/01/31	9/21 at 100.00	N/R	991,930

1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/15 at 100.00	N/R	1,303,941

2,250	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	11/13 at 100.00	AA–	2,257,943

	Brea Public Finance Authority, California, Revenue Bonds, Series 2008A:
2,105	7.000%, 9/01/23	9/16 at 102.00	BBB+	2,224,375
2,000	7.125%, 9/01/26	9/16 at 102.00	BBB+	2,091,180

2,665	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2011A, 0.000%, 8/01/34	8/21 at 36.61	AA–	622,784

2,725	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	A+	851,263

1,960	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/13 at 100.00	AA+	1,982,618

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/30	No Opt. Call	A2	1,008,280

2,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	2,686,675

2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	2,303,080

3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A2	3,305,580

930	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	905,727

685	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	688,041

225	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Housing Set-Aside, Series 2002D, 5.000%, 8/01/26 – NPFG Insured	8/14 at 100.00	A	220,952

740	Cerritos Public Financing Authority, California, Tax Allocation Revenue Bonds, Los Cerritos Redevelopment Projects, Series 2002A, 5.000%, 11/01/15 – AMBAC Insured	No Opt. Call	A–	785,362

	Chula Vista Municipal Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2013:
2,230	5.500%, 9/01/29	9/23 at 100.00	BBB+	2,283,409
1,570	5.500%, 9/01/30	9/23 at 100.00	BBB+	1,592,922

660	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	605,821

1,425	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.000%, 8/01/25	8/20 at 100.00	N/R	1,345,970

1,060	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,189,627

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen California Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/26	9/22 at 100.00	A–	$1,025,250

2,120	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA–	2,145,164

6,715	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	N/R	6,824,656

2,075	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BB+	1,736,734

1,660	Highland, California, Special Tax Bonds, Communitiy Facilities District 01-1, Refunding, Series 2011, 5.500%, 9/01/28	9/21 at 100.00	BBB	1,630,087

	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013:
2,285	5.250%, 9/01/30	9/23 at 100.00	N/R	2,239,711
1,000	5.375%, 9/01/33	9/23 at 100.00	N/R	974,300

	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
430	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BB+	417,005
1,155	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BB+	1,106,144

170	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	N/R	167,447

740	Irvine Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 06-1, Series 2010, 6.700%, 9/01/35	9/20 at 100.00	N/R	787,945

335	Irwindale Community Redevelopment Agency, California, Tax Allocation Bonds, City Industrial Development Project, Subordinate Lien Refunding Series 2006, 5.000%, 12/01/18 – AMBAC Insured	No Opt. Call	BBB+	356,668

	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 25 Eastvale Area, Series 2008A:
1,000	8.375%, 9/01/28	9/18 at 100.00	N/R	1,104,740
3,205	8.875%, 9/01/38	9/18 at 100.00	N/R	3,548,704

1,300	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2010A, 6.250%, 9/01/40	9/18 at 100.00	N/R	1,326,221

500	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	8/19 at 100.00	BBB	531,435

1,870	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Area Sheriff’s Facilities Projects, Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	12/14 at 100.00	A	1,936,460

	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Fire Protection Facilities Project, Series 2004:
800	5.250%, 12/01/17 – SYNCORA GTY Insured	12/14 at 100.00	A	828,640
1,120	5.000%, 12/01/23 – SYNCORA GTY Insured	12/14 at 100.00	A	1,159,805

4,555	Long Beach Bond Finance Authority, California, Multiple Project Tax Allocation Bonds, Housing and Gas Utility Financing Project Areas, Series 2005A-1, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	BBB+	4,430,649

1,200	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/16 – AMBAC Insured	9/15 at 100.00	A1	1,294,728

2,565	Los Angeles Community Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Bunker Hill Redevelopment Project, Series 2004L, 5.000%, 3/01/17	3/14 at 100.00	BBB–	2,585,597

1,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – AGM Insured	12/14 at 100.00	AA–	1,052,470

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$330	Los Angeles, California, Certificates of Participation, Department of Public Social Services, Sonnenblick Del Rio West LA, Senior Lien Series 2000, 6.000%, 11/01/19 – AMBAC Insured	11/13 at 100.00	A2	$331,544

970	Milpitas, California, Local Improvement District 20 Limited Obligation Bonds, Series 1998A, 5.700%, 9/02/18	3/14 at 103.00	N/R	1,005,444

5,000	Modesto, California, Community Facilties District 2004-1, Village One-2 Special Tax Bonds, Series 2006, 5.150%, 9/01/36	9/16 at 100.00	N/R	4,596,000

	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2003-1, Series 2004:
805	5.550%, 9/01/29	9/14 at 100.00	N/R	807,874
1,250	5.650%, 9/01/34	9/14 at 100.00	N/R	1,252,400

350	Murrieta, California, Special Tax Bonds, Community Facilities District 2000-2, The Oaks Improvement Area A, Series 2004A, 5.750%, 9/01/20	9/14 at 100.00	N/R	354,141

205	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	3/14 at 100.00	N/R	190,541

	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
625	6.500%, 8/01/24	8/21 at 100.00	A–	724,544
3,455	7.000%, 8/01/32	8/21 at 100.00	A–	3,933,621

1,000	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010, 6.000%, 3/01/36	3/20 at 100.00	A	1,034,200

230	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	244,513

2,070	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central District Redevelopment Project, Series 2003, 5.500%, 9/01/16 – FGIC Insured	No Opt. Call	A	2,076,438

2,350	Palm Desert Financing Authority, California, Housing Set Aside Tax Allocation Bonds, Refunding Series 2007, 5.000%, 10/01/22 – NPFG Insured	10/17 at 100.00	Baa1	2,388,493

2,500	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	4/14 at 100.00	BB	2,481,275

14,050	Paramount Redevelopment Agency, California, Tax Allocation Refunding Bonds, Redevelopment Project Area 1, Series 1998, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	A	6,037,426

	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
2,720	5.250%, 9/01/30	9/23 at 100.00	N/R	2,607,827
2,440	5.750%, 9/01/39	9/23 at 100.00	N/R	2,369,557

445	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	428,103

	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
225	6.000%, 9/01/33	9/21 at 100.00	N/R	225,851
490	6.125%, 9/01/41	9/21 at 100.00	N/R	486,433

3,355	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	3,428,743

750	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paugay Redevelopment Project, Series 2003A, 5.250%, 6/15/20 – NPFG Insured	11/13 at 100.00	A	752,340

310	Rancho Cucamonga Redevelopment Agency, California, Tax Allocation Bonds, Housing Set-Aside, Rancho Project, Series 2007A, 4.125%, 9/01/18 – NPFG Insured	9/17 at 100.00	A+	332,088

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen California Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,525	Rancho Cucamonga, California, Limited Obligation Improvement Bonds, Masi Plaza Assessment District 93-1, Series 1997, 6.250%, 9/02/22	3/14 at 100.00	N/R	$1,534,699

1,045	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	1,091,273

2,005	Richmond Redevelopment Agency, California, Harbour Project Tax Allocation Bonds, Series 1998A Refunding, 5.500%, 7/01/18 – NPFG Insured	11/13 at 100.00	AA–	2,012,719

260	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/24 – SYNCORA GTY Insured	10/15 at 100.00	BBB	255,541

2,950	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.250%, 10/01/30	10/20 at 100.00	A–	3,127,885

100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	109,004

5,000	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Bonds, Series 2013A, 5.250%, 6/01/39	6/23 at 100.00	AA+	5,196,900

	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A:
1,000	5.750%, 6/01/44	6/23 at 100.00	BBB–	971,820
5,000	5.750%, 6/01/48	6/23 at 100.00	BBB–	4,816,350

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	779,650

1,700	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A	1,899,954

	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B:
1,120	5.000%, 11/01/14	No Opt. Call	A	1,146,331
500	5.400%, 11/01/20	No Opt. Call	A	558,810

850	San Bernardino County Redevelopment Agency, California, Tax Allocation Refunding Bonds, San Sevaine Project, Series 2005A, 5.000%, 9/01/16 – RAAI Insured	9/15 at 100.00	BBB	880,813

1,955	San Francisco City and County Redevelopment Agency, California, Hotel Occupancy Tax Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/25 – AGM Insured	6/21 at 100.00	AA–	2,041,470

5,255	San Francisco City and County, California, Certificates of Participation, Refunding Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	AA–	5,412,703

	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2006B:
325	4.100%, 8/01/14 – RAAI Insured	No Opt. Call	A–	331,321
250	4.250%, 8/01/16 – RAAI Insured	No Opt. Call	A–	260,040
380	4.375%, 8/01/18 – RAAI Insured	8/16 at 100.00	A–	387,817

525	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.375%, 8/01/32	8/19 at 100.00	A–	567,987

1,185	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	1,299,104

	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
80	7.000%, 8/01/33	2/21 at 100.00	BBB	85,862
105	7.000%, 8/01/41	2/21 at 100.00	BBB	111,046

3,500	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	3,527,860

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$2,990	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 5.000%, 8/01/19 – FGIC Insured	11/13 at 100.00	A	$2,992,183

350	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/20 – NPFG Insured	8/15 at 100.00	A	359,856

590	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	584,755

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D:
1,900	5.000%, 8/01/18 – AMBAC Insured	8/17 at 100.00	BBB	1,998,496
645	5.000%, 8/01/19 – AMBAC Insured	8/17 at 100.00	BBB	670,058
540	5.000%, 8/01/21 – AMBAC Insured	8/17 at 100.00	BBB	555,250

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2008B:
1,085	6.375%, 8/01/21	8/18 at 100.00	BBB	1,183,323
480	6.500%, 8/01/23	8/18 at 100.00	BBB	513,619

1,000	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 1, 2 and 3, Series 2003A, 5.000%, 8/01/33 – FGIC Insured	No Opt. Call	A	991,240

6,000	San Marcos Redevelopment Agency, California, Tax Allocation Bonds, Affordable Housing Project, Series 1997A, 6.000%, 10/01/27 (Alternative Minimum Tax)	10/13 at 100.00	AA–	6,018,720

315	Sand City Redevelopment Agency, Monterrey County, California, Tax Allocation Revenue Bonds, Redevelopment Project, Series 2008A, 4.000%, 11/01/19 – AGC Insured	11/18 at 100.00	A3	318,159

2,140	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	A+	2,413,963

3,500	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 1999A, 5.500%, 6/01/23 – AMBAC Insured	12/13 at 100.00	A	3,540,915

6,545	Santa Clara Valley Transportation Authority, California, Sales Tax Revenue Bonds, Series 2007A, 5.000%, 4/01/36 – AMBAC Insured	4/17 at 100.00	AA+	6,604,298

	Santa Cruz County Redevelopment Agency, California, Tax Allocation Bonds, Live Oak-Soquel Community Improvement Project Area, Series 2009A:
1,860	6.625%, 9/01/29	9/19 at 100.00	A	2,045,386
2,805	7.000%, 9/01/36	9/19 at 100.00	A	3,036,974

3,500	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 6.500%, 8/01/26	2/21 at 100.00	A	3,956,890

2,815	Shafter Joint Powers Financing Authority, California, Lease Revenue Bonds, Community Correctional Facility Acquisition Project, Series 1997A, 6.050%, 1/01/17	1/14 at 100.00	A–	2,823,670

180	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	184,984

205	Soledad Redevelopment Agency, California, Tax Allocation Bonds, Soledad Redevelopment Project, Series 2007A, 4.500%, 12/01/16 – SYNCORA GTY Insured	No Opt. Call	BB+	189,359

	South Tahoe Redevelopment Agency, California, Community Facilities District 2001-1 , Heavenly Village, Special Tax Refunding Bonds, Series 2007:
120	4.400%, 10/01/15	No Opt. Call	N/R	125,552
125	4.500%, 10/01/16	10/15 at 102.00	N/R	132,073
280	4.600%, 10/01/18	10/15 at 102.00	N/R	291,866

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen California Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	A	$562,180

1,000	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	11/13 at 100.00	A	936,710

300	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 4.500%, 9/01/16 – FGIC Insured	No Opt. Call	Baa1	320,226

2,550	Tulare Public Financing Authority, California, Lease Revenue Bonds, Series 2008, 5.250%, 4/01/27 – AGC Insured	4/18 at 100.00	AA–	2,711,364

1,225	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.000%, 9/01/25	3/21 at 100.00	BBB+	1,307,651

2,000	Tustin, California, Community Facilities District 2007-1, Legacy-Retail Center Special Tax Bonds, 6.000%, 9/01/37	9/17 at 100.00	N/R	1,997,480

1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project, Series 2011A, 6.500%, 12/01/28	6/21 at 100.00	A	1,118,631

240	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.375%, 12/01/23	12/21 at 100.00	A	275,198

25	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	9/15 at 100.00	A	22,121

	Vista Community Development Commission Taxable Non-Housing Tax Allocation Revenue Bonds, California, Vista Redevlopment Project, Series 2011:
7,600	6.000%, 9/01/33	9/21 at 100.00	A–	7,978,708
7,920	6.125%, 9/01/37	9/21 at 100.00	A–	8,315,366

8,535	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39	11/19 at 100.00	AA–	9,323,973

320	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	352,227

1,965	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 6.000%, 9/01/31	9/14 at 100.00	N/R	1,922,733
232,960	Total Tax Obligation/Limited			226,735,305
	Transportation – 2.7%

1,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	BBB+	987,830

6,525	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	1/14 at 100.00	A	6,192,290

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
2,750	5.875%, 1/15/28	1/14 at 101.00	BBB–	2,765,785
3,255	5.750%, 1/15/40 – NPFG Insured	1/14 at 100.00	A	3,045,704

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
285	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R	281,939
195	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R	183,883

4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2002, Issue 32G, 5.000%, 5/01/24 – FGIC Insured	5/16 at 100.00	A+	4,297,320
18,010	Total Transportation			17,754,751

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 1.8% (4)

$1,015	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2007, 5.750%, 7/01/37 (Pre-refunded 7/01/15)	7/15 at 102.00	A1 (4)	$1,133,684

110	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994A, 7.000%, 9/01/14 – NPFG Insured (ETM)	No Opt. Call	A (4)	113,513

500	Bonita Unified School District, San Diego County, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/20 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	AA (4)	523,245

430	California Educational Facilities Authority, Revenue Bonds, Golden Gate University, Series 2005, 5.000%, 10/01/20 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (4)	471,048

540	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/16 (Pre-refunded 6/01/14)	6/14 at 100.00	AAA	561,578

805	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/25 (Pre-refunded 11/01/15)	11/15 at 100.00	Aa2 (4)	885,049

	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2004A:
1,000	5.500%, 7/01/22 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	A+ (4)	1,040,670
1,500	5.500%, 7/01/24 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	A+ (4)	1,561,005

1,325	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (4)	1,540,776

	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1993X:
75	5.500%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	79,367
25	5.500%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	Baa1 (4)	25,422

545	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	593,140

1,265	San Bernardino Community College District, California, General Obligation Bonds, Series 2008A, 6.500%, 8/01/27 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	1,568,904

1,505	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (4)	1,745,198
10,640	Total U.S. Guaranteed			11,842,599
	Utilities – 4.1%

2,445	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18	12/13 at 100.00	N/R	2,273,190

	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B:
4,535	0.000%, 9/01/23	9/16 at 64.56	A	2,504,363
27,110	0.000%, 9/01/33	9/16 at 32.62	A	7,341,659
12,000	0.000%, 9/01/38	9/16 at 23.21	A	2,306,760

1,210	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,193,907

3,470	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	12/13 at 100.00	Ba1	3,147,880

1,950	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Series 2002, 5.250%, 8/01/27 – AMBAC Insured (Alternative Minimum Tax)	11/13 at 100.00	A+	1,954,875

6,490	Walnut Energy Center Authority, California, Revenue Refunding Bonds, Turlock Irrigation District, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	A+	6,331,774
59,210	Total Utilities			27,054,408

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen California Municipal Bond Fund (continued)

August 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 7.6%

	Banning Utility Authority, California, Water Revenue Bonds, Series 2005:
$1,025	5.000%, 11/01/20 – FGIC Insured	11/16 at 100.00	A+	$1,125,727
1,040	5.000%, 11/01/23 – FGIC Insured	11/16 at 100.00	A+	1,121,723

3,000	Brentwood Infrastructure Financing Authority, California, Water Revenue Bonds, Series 2008, 5.750%, 7/01/38	7/18 at 100.00	AA	3,134,640

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012:
6,480	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,262,602
3,530	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,771,721

2,000	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	10/13 at 100.00	AA–	2,007,280

1,680	Castaic Lake Water Agency, California, Certificates of Participation, Series 2004A, 5.000%, 8/01/20 – AMBAC Insured	8/14 at 100.00	AA	1,749,132

1,150	Compton, California, Sewer Revenue Bonds, Series 1998 Refunding, 5.375%, 9/01/23 – NPFG Insured	11/13 at 100.00	A	1,096,525

1,250	Cucamonga Valley Water District, California, Certificates of Participation, Series 2006, 5.000%, 9/01/36 – NPFG Insured	9/16 at 100.00	AA	1,239,875

80	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2007A-2, 5.000%, 7/01/44 – AMBAC Insured	7/17 at 100.00	AA	80,078

3,745	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Series 2009A, 5.750%, 6/01/26	6/19 at 100.00	AA+	4,233,273

2,600	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A, 5.000%, 6/01/35	6/23 at 100.00	AA	2,670,512

5,055	Metropolitan Water District of Southern California, Water Revenue Bonds, 2006 Authorization Series 2007A, 5.000%, 7/01/37	7/17 at 100.00	AAA	5,173,793

1,555	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2006C, 5.000%, 7/01/31	No Opt. Call	AAA	1,649,124

1,000	Norco Financing Authority, California, Enterprise Revenue Refunding Bonds, Series 2009, 5.625%, 10/01/34 – AGM Insured	10/19 at 100.00	AA–	1,041,980

805	Oakdale Irrigation District, California, Certificates of Participation, Water Facilities Project, Series 2009, 5.500%, 8/01/34	8/19 at 100.00	AA	839,599

1,770	Pomona Public Financing Authority, California, Revenue Bonds, Water Facilities Project, Series 2007AY, 5.000%, 5/01/27 – AMBAC Insured	5/17 at 100.00	A+	1,859,544

	Rowland Water District, California, Certificates of Participation, Recycled Water Project, Series 2008:
565	5.750%, 12/01/24	12/18 at 100.00	AA–	655,592
480	5.750%, 12/01/25	12/18 at 100.00	AA–	547,666
500	6.250%, 12/01/39	12/18 at 100.00	AA–	561,190

7,000	San Buenaventura Public Facilities Financing Authority, California, Water Revenue Bonds, Series 2012B, 5.000%, 7/01/42	7/22 at 100.00	AA	6,946,660

1,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2012A, 5.000%, 11/01/35	5/22 at 100.00	AA–	1,023,240

2,780	West Basin Municipal Water District, California, Revenue Bonds, Tender Option Bonds Trust 1035, 18.093%, 8/01/36 (IF) (5)	8/21 at 100.00	Aa2	2,917,332

250	Yuba Levee Financing Authority, California, Revenue Bonds, Yuba County Levee Financing Project, Series 2008A, 5.000%, 8/01/36 – AGC Insured	9/17 at 100.00	AA–	247,885
50,340	Total Water and Sewer			49,956,693
$729,110	Total Investments (cost $650,064,331) – 99.1%			653,064,194
	Other Assets Less Liabilities – 0.9%			5,974,713
	Net Assets – 100%			$659,038,907

46	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Assets and Liabilities (Unaudited)

August 31, 2013

	California High Yield	California
Assets
Investments, at value (cost $288,519,520 and $650,064,331, respectively)	$267,487,626	$653,064,194
Cash	—	4,370,606
Unrealized appreciation on forward swaps	970,165	—
Receivable for:
Interest	4,712,148	9,109,390
Investments sold	3,971,552	8,226,124
Shares sold	290,154	2,427,017
Other assets	3,589	53,833
Total assets	277,435,234	677,251,164
Liabilities
Cash overdraft	8,695,302	—
Floating rate obligations	915,000	—
Payable for:
Dividends	303,910	774,495
Investments purchased	—	15,287,534
Shares redeemed	3,379,961	1,606,650
Accrued expenses:
Management fees	161,316	297,325
Trustees fees	3,375	35,611
12b-1 distribution and service fees	59,910	89,260
Other	59,608	121,382
Total liabilities	13,578,382	18,212,257
Net assets	$263,856,852	$659,038,907
Class A Shares
Net assets	$137,494,654	$269,378,404
Shares outstanding	17,152,060	26,766,084
Net asset value per share	$8.02	$10.06
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering	$8.37	$10.50
Class B Shares
Net assets	N/A	$612,523
Shares outstanding	N/A	60,951
Net asset value and offering price per share	N/A	$10.05
Class C Shares
Net assets	$52,679,656	$64,243,405
Shares outstanding	6,579,344	6,404,975
Net asset value and offering price per share	$8.01	$10.03
Class I Shares
Net assets	$73,682,542	$324,804,575
Shares outstanding	9,203,725	32,302,640
Net asset value and offering price per share	$8.01	$10.06
Net assets consist of:
Capital paid-in	$295,809,060	$667,780,376
Undistributed (Over-distribution of) net investment income	338,774	1,463,536
Accumulated net realized gain (loss)	(12,229,253)	(13,204,868)
Net unrealized appreciation (depreciation)	(20,061,729)	2,999,863
Net assets	$263,856,852	$659,038,907
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

N/A	– Fund does not offer Class B Shares.

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended August 31, 2013

	California High Yield	California
Investment Income	$9,699,002	$17,163,473
Expenses
Management fees	945,424	1,771,553
12b-1 service fees – Class A	180,702	274,166
12b-1 distribution and service fees – Class B	N/A	3,837
12b-1 distribution and service fees – Class C	227,725	275,615
Shareholders servicing agent fees and expenses	56,506	132,708
Interest expense	2,862	—
Custodian fees and expenses	55,346	68,718
Trustees fees and expenses	4,799	8,854
Professional fees	19,455	33,027
Shareholders reporting expenses	22,536	32,689
Federal and state registration fees	20,204	7,076
Other expenses	7,720	13,396
Net expenses	1,543,279	2,621,639
Net investment income (loss)	8,155,723	14,541,834
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(3,234,524)	(4,662,159)
Change in net unrealized appreciation (depreciation) of:
Investments	(44,931,619)	(55,339,401)
Forward swaps	560,944	—
Net realized and unrealized gain (loss)	(47,605,199)	(60,001,560)
Net increase (decrease) in net assets from operations	$(39,449,476)	$(45,459,726)

N/A	– Fund does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Changes in Net Assets (Unaudited)

	California High Yield		California
	Six Months Ended 8/31/13	Year Ended 2/28/13	Six Months Ended 8/31/13	Year Ended 2/28/13
Operations
Net investment income (loss)	$8,155,723	$11,803,422	$14,541,834	$26,254,078
Net realized gain (loss) from:
Investments	(3,234,524)	827,773	(4,662,159)	1,998,717
Forward swaps	—	(2,180,247)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(44,931,619)	17,214,158	(55,339,401)	25,723,789
Forward swaps	560,944	2,094,994	—	—
Net increase (decrease) in net assets from operations	(39,449,476)	29,760,100	(45,459,726)	53,976,584
Distributions to Shareholders
From net investment income:
Class A	(4,295,130)	(6,199,891)	(5,583,931)	(10,072,356)
Class B	N/A	N/A	(13,309)	(48,317)
Class C	(1,284,724)	(2,305,543)	(1,294,485)	(2,271,203)
Class I	(2,446,657)	(4,150,581)	(7,669,592)	(14,316,592)
Decrease in net assets from distributions to shareholders	(8,026,511)	(12,656,015)	(14,561,317)	(26,708,468)
Fund Share Transactions
Proceeds from Fund reorganization	—	—	—	272,324,630
Proceeds from sale of shares	104,127,168	226,301,470	119,876,405	167,332,759
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,793,475	8,210,025	9,608,165	16,938,678
	109,920,643	234,511,495	129,484,570	456,596,067
Cost of shares redeemed	(143,570,094)	(62,941,278)	(125,870,582)	(111,067,241)
Net increase (decrease) in net assets from Fund share transactions	(33,649,451)	171,570,217	3,613,988	345,528,826
Net increase (decrease) in net assets	(81,125,438)	188,674,302	(56,407,055)	372,796,942
Net assets at the beginning of period	344,982,290	156,307,988	715,445,962	342,649,020
Net assets at the end of period	$263,856,852	$344,982,290	$659,038,907	$715,445,962
Undistributed (Over-distribution of) net investment income at the end of period	$338,774	$209,562	$1,463,536	$1,483,019

N/A	– Fund does not offer Class B Shares.

See accompanying notes to financial statements.

50	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	51

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CALIFORNIA HIGH YIELD
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (3/06)
2014(f)	$9.25	$.22	$(1.24)	$(1.02)	$(.21)	$—	$(.21)	$8.02
2013	8.52	.46	.77	1.23	(.50)	—	(.50)	9.25
2012	7.36	.53	1.14	1.67	(.51)	—	(.51)	8.52
2011	7.87	.52	(.54)	(.02)	(.49)	—	(.49)	7.36
2010	6.51	.51	1.34	1.85	(.49)	—	(.49)	7.87
2009	8.24	.48	(1.76)	(1.28)	(.45)	—	(.45)	6.51
Class C (3/06)
2014(f)	9.24	.19	(1.23)	(1.04)	(.19)	—	(.19)	8.01
2013	8.52	.41	.76	1.17	(.45)	—	(.45)	9.24
2012	7.36	.49	1.14	1.63	(.47)	—	(.47)	8.52
2011	7.87	.48	(.54)	(.06)	(.45)	—	(.45)	7.36
2010	6.51	.47	1.34	1.81	(.45)	—	(.45)	7.87
2009	8.24	.44	(1.76)	(1.32)	(.41)	—	(.41)	6.51
Class I (3/06)
2014(f)	9.24	.23	(1.24)	(1.01)	(.22)	—	(.22)	8.01
2013	8.51	.48	.77	1.25	(.52)	—	(.52)	9.24
2012	7.35	.55	1.14	1.69	(.53)	—	(.53)	8.51
2011	7.86	.53	(.53)	—	(.51)	—	(.51)	7.35
2010	6.50	.52	1.34	1.86	(.50)	—	(.50)	7.86
2009	8.24	.50	(1.77)	(1.27)	(.47)	—	(.47)	6.50

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)

(11.16)%	$137,495	.86	%*	.86	%*	4.83	%*	.86	%*	.86	%*	4.83	%*	17%
14.77	186,683	.89		.89		5.11		.87		.87		5.13		7
23.45	70,416	.89		.89		6.77		.88		.88		6.77		19
(.56)	60,178	.90		.90		6.53		.90		.90		6.53		17
29.23	40,864	.94		.94		6.91		.94		.94		6.91		23
(16.06)	32,290	1.01		.92		6.13		1.01		.92		6.13		55

(11.42)	52,680	1.42	*	1.42	*	4.31	*	1.42	*	1.42	*	4.31	*	17
14.06	61,358	1.44		1.44		4.59		1.42		1.42		4.61		7
22.84	32,156	1.44		1.44		6.17		1.43		1.43		6.17		19
(1.07)	19,035	1.45		1.45		6.00		1.45		1.45		6.00		17
28.56	15,971	1.49		1.49		6.25		1.49		1.49		6.25		23
(16.55)	6,718	1.56		1.47		5.69		1.56		1.47		5.69		55

(11.08)	73,683	.67	*	.67	*	5.03	*	.67	*	.67	*	5.03	*	17
15.02	96,940	.69		.69		5.37		.67		.67		5.39		7
23.76	53,736	.69		.69		6.97		.68		.68		6.97		19
(.34)	37,004	.70		.70		6.74		.70		.70		6.74		17
29.54	32,212	.74		.74		7.09		.74		.74		7.09		23
(16.01)	16,146	.81		.72		6.80		.81		.72		6.80		55

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended August 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CALIFORNIA
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/94)
2014(f)	$10.97	$.22	$(.91)	$(.69)	$(.22)	$—	$(.22)	$10.06
2013	10.54	.45	.44	.89	(.46)	—	(.46)	10.97
2012	9.46	.48	1.07	1.55	(.47)	—	(.47)	10.54
2011	9.80	.47	(.36)	.11	(.45)	—	(.45)	9.46
2010	8.96	.46	.82	1.28	(.44)	—	(.44)	9.80
2009	9.50	.44	(.55)	(.11)	(.43)	—	(.43)	8.96
Class B (3/97)
2014(f)	10.96	.18	(.91)	(.73)	(.18)	—	(.18)	10.05
2013	10.52	.37	.45	.82	(.38)	—	(.38)	10.96
2012	9.45	.40	1.07	1.47	(.40)	—	(.40)	10.52
2011	9.80	.39	(.36)	.03	(.38)	—	(.38)	9.45
2010	8.96	.39	.82	1.21	(.37)	—	(.37)	9.80
2009	9.50	.37	(.55)	(.18)	(.36)	—	(.36)	8.96
Class C (9/94)
2014(f)	10.94	.19	(.91)	(.72)	(.19)	—	(.19)	10.03
2013	10.50	.39	.45	.84	(.40)	—	(.40)	10.94
2012	9.43	.42	1.07	1.49	(.42)	—	(.42)	10.50
2011	9.78	.41	(.36)	.05	(.40)	—	(.40)	9.43
2010	8.94	.41	.82	1.23	(.39)	—	(.39)	9.78
2009	9.48	.39	(.55)	(.16)	(.38)	—	(.38)	8.94
Class I (7/86)
2014(f)	10.96	.23	(.90)	(.67)	(.23)	—	(.23)	10.06
2013	10.52	.47	.44	.91	(.47)	—	(.47)	10.96
2012	9.45	.50	1.06	1.56	(.49)	—	(.49)	10.52
2011	9.79	.49	(.36)	.13	(.47)	—	(.47)	9.45
2010	8.95	.48	.82	1.30	(.46)	—	(.46)	9.79
2009	9.49	.46	(.55)	(.09)	(.45)	—	(.45)	8.95

54	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)

(6.38)%	$269,378	.78	%*	.78	%*	4.06	%*	.78	%*	.78	%*	4.06	%*	27%
8.57	274,043	.80		.80		4.14		.80		.80		4.14		13
16.79	142,844	.82		.82		4.82		.82		.82		4.82		20
1.05	136,513	.81		.81		4.77		.81		.81		4.77		18
14.56	128,672	.86		.85		4.86		.86		.85		4.86		14
(1.25)	106,117	.90		.85		4.66		.90		.85		4.66		40

(6.75)	613	1.53	*	1.53	*	3.29	*	1.53	*	1.53	*	3.29	*	27
7.88	939	1.56		1.56		3.41		1.55		1.55		3.42		13
15.85	1,302	1.57		1.57		4.09		1.57		1.57		4.09		20
.19	1,960	1.56		1.56		4.00		1.56		1.56		4.00		18
13.75	3,276	1.61		1.60		4.13		1.61		1.60		4.13		14
(1.99)	4,337	1.65		1.60		3.87		1.65		1.60		3.87		40

(6.66)	64,243	1.33	*	1.33	*	3.50	*	1.33	*	1.33	*	3.50	*	27
8.09	73,860	1.35		1.35		3.58		1.35		1.35		3.58		13
16.10	40,317	1.37		1.37		4.25		1.37		1.37		4.25		20
.39	26,338	1.36		1.36		4.21		1.36		1.36		4.21		18
14.00	25,552	1.41		1.40		4.31		1.41		1.40		4.31		14
(1.80)	20,484	1.45		1.40		4.10		1.45		1.40		4.10		40

(6.21)	324,805	.58	*	.58	*	4.25	*	.58	*	.58	*	4.25	*	27
8.86	366,603	.60		.60		4.34		.60		.60		4.35		13
16.91	158,186	.62		.62		5.02		.62		.62		5.02		20
1.23	132,344	.61		.61		4.96		.61		.61		4.96		18
14.80	144,962	.66		.65		5.07		.66		.65		5.07		14
(1.02)	151,650	.70		.65		4.87		.70		.65		4.87		40

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended August 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen California High Yield Municipal Bond Fund (“California High Yield”) and Nuveen California Municipal Bond Fund (“California”) (each a “Fund” and collectively the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. California was organized as a series of predecessor trusts or corporations prior to that date.

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

California High Yield’s investment objective is to provide high current income exempt from regular federal, California state and, in some cases, California local income taxes. Total return is a secondary objective when consistent with the Fund’s primary objective. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. These municipal bonds include obligations issued by the State of California and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and California personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. The Fund invests significantly in lower-quality long-term municipal bonds and may employ effective leverage through investments in inverse floaters. These investment strategies should be considered high risk relative to strategies employed by investment grade municipal bond funds. Under normal market conditions, the Fund invests at least 65% of its net assets in low-to medium-quality bonds rated BBB/Baa or lower by at least one independent rating agency or, if unrated, judged by the Sub-Adviser to be of comparable quality. Below investment grade municipal bonds (those rated BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time).

California’s investment objective is to provide as high a level of current interest income exempt from regular federal, California state and, in some cases, California local income taxes as is consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. These municipal bonds include obligations issued by the State of California and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and California personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

The Funds may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Funds’ income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. California High Yield may invest in inverse floaters that create effective leverage of up to 30% of the Fund’s total investment exposure. The Funds may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Funds may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. The Funds may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

56	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of August 31, 2013, outstanding when-issued/delayed delivery purchase commitments were as follows:

	California High Yield	California
Outstanding when-issued/delayed delivery purchase commitments	$—	$2,895,745

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. California will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds have entered into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of August 31, 2013, California High Yield was not invested in any portfolio securities or derivatives, other than the swap contracts further described in Note 3 – Portfolio Securities and Investments in Derivatives, Swap Contracts that are subject to netting agreements. As of August 31, 2013, California was not invested in any portfolio securities or derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of municipal bonds and forward swaps are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

58	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

California High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$267,487,626	$—	$267,487,626
Derivatives:
Forward Swaps**	—	970,165	—	970,165
Total	$—	$268,457,791	$—	$268,457,791

California	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$653,064,194	$—	$653,064,194
*	Refer to the Fund’s Portfolio of Investments for industry classification.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended August 31, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of August 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts were as follows:

	California High Yield	California
Maximum exposure to Recourse Trusts	$33,315,000	$8,340,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Fund during the six months ended August 31, 2013, were as follows:

California High Yield
Average floating rate obligations outstanding	$915,000
Average annual interest rate and fees	0.62%

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying a Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

A Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” A Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

60	Nuveen Investments

During the six months ended August 31, 2013, California High Yield continued to invest in forward interest rate swap contracts to shorten the duration of the Fund’s portfolio and to reduce sensitivity to movements in U.S. interest rates.

The average notional amount of forward interest rate swap contracts outstanding during the six months ended August 31, 2013, was as follows:

California High Yield
Average notional amount of forward interest rate swap contracts outstanding*	$4,600,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by California High Yield as of August 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps	Unrealized appreciation on forward swaps	$970,165	—	$—

The following table presents the swap contracts, which are subject to netting agreements, as well as collateral delivered to those swap contracts.

Fund	Counterparty	Gross Unrealized Appreciation on Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation on Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
California High Yield	Barclays Bank PLC	$970,165	$—	$970,165	$(970,165)	$—
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts during the six month ended August 31, 2013, and the primary risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
California High Yield	Interest Rate	Swaps	$—	$560,944

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	California High Yield
	Six Months Ended 8/31/13		Year Ended 2/28/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,144,047	$62,755,203	15,386,519	$139,674,521
Class C	917,920	8,256,733	3,376,088	30,371,421
Class I	3,648,344	33,115,232	6,224,360	56,255,528
Shares issued to shareholders due to reinvestment of distributions:
Class A	377,957	3,295,935	452,655	4,092,596
Class C	107,766	935,270	165,313	1,488,649
Class I	178,729	1,562,270	292,408	2,628,780
	12,374,763	109,920,643	25,897,343	234,511,495
Shares redeemed:
Class A	(10,545,859)	(90,060,745)	(3,923,408)	(35,651,779)
Class C	(1,084,840)	(9,388,222)	(677,749)	(6,112,678)
Class I	(5,113,497)	(44,121,127)	(2,337,497)	(21,176,821)
	(16,744,196)	(143,570,094)	(6,938,654)	(62,941,278)
Net increase (decrease)	(4,369,433)	$(33,649,451)	18,958,689	$171,570,217

	California
	Six Months Ended 8/31/13		Year Ended 2/28/13
	Shares	Amount	Shares	Amount
Shares issued in the reorganizations:
Class A	—	$—	8,288,342	$87,094,810
Class B	—	—	49,760	522,187
Class C	—	—	1,237,442	12,960,367
Class I	—	—	16,364,973	171,747,266
Shares sold:
Class A	7,767,321	80,744,222	6,273,575	67,875,631
Class A – automatic conversion of Class B Shares	12,845	139,974	49,167	530,525
Class B	—	—	—	—
Class C	870,625	9,374,913	2,171,805	23,372,639
Class I	2,749,742	29,617,296	6,965,996	75,553,964
Shares issued to shareholders due to reinvestment of distributions:
Class A	432,734	4,564,570	672,170	7,291,211
Class B	1,122	11,862	3,034	32,688
Class C	80,584	849,029	124,796	1,346,293
Class I	396,065	4,182,704	765,369	8,268,486
	12,311,038	129,484,570	42,966,429	456,596,067
Shares redeemed:
Class A	(6,421,285)	(67,171,603)	(3,865,800)	(41,787,101)
Class B	(13,026)	(132,940)	(41,573)	(447,356)
Class B – automatic conversion to Class A Shares	(12,860)	(139,974)	(49,231)	(530,525)
Class C	(1,300,044)	(13,530,733)	(619,251)	(6,691,753)
Class I	(4,287,989)	(44,895,332)	(5,683,929)	(61,610,506)
	(12,035,204)	(125,870,582)	(10,259,784)	(111,067,241)
Net increase (decrease)	275,834	$3,613,988	32,706,645	$345,528,826

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the six months ended August 31, 2013, were as follows:

	California High Yield	California
Purchases	$56,722,173	$189,548,935
Sales and maturities	82,702,383	190,658,302

62	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of August 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	California High Yield	California
Cost of investments	$286,636,067	$649,695,562
Gross unrealized:
Appreciation	$7,548,585	$18,059,657
Depreciation	(27,612,026)	(14,691,025)
Net unrealized appreciation (depreciation) of investments	$(20,063,441)	$3,368,632

Permanent differences, primarily due to federal taxes paid, nondeductible reorganization expenses, reorganization adjustments and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of February 28, 2013, the Funds’ last tax year end, as follows:

	California High Yield	California
Capital paid-in	$(1,391)	$636,581
Undistributed (Over-distribution of) net investment income	(6,874)	349,027
Accumulated net realized gain (loss)	8,265	(985,608)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2013, the Funds’ last tax year end, were as follows:

	California High Yield	California
Undistributed net tax-exempt income[1]	$526,246	$3,238,551
Undistributed net ordinary income[2]	7,756	—
Undistributed net long-term capital gains	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2013, through February 28, 2013, and paid on March 1, 2013.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2013 was designated for purposes of the dividends paid deduction as follows:

	California High Yield	California
Distributions from net tax-exempt income	$12,013,205	$25,467,572
Distributions from net ordinary income[2]	76,306	93,336
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

As of February 28, 2013, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	California High Yield	California*
Expiration:
February 29, 2016	$320,899	$—
February 28, 2017	3,792,828	3,555,020
February 28, 2018	2,097,482	4,974,035
Not subject to expiration:
Short-term losses	870,317	—
Long-term losses	1,762,974	—
Total	$8,844,500	$8,529,055
*	A portion of California’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended February 28, 2013, the Funds utilized capital loss carryforwards as follows:

	California High Yield	California
Utilized capital loss carryforwards	$195,788	$2,051,927

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	California High Yield	California
For the first $125 million	.4000%	.3500%
For the next $125 million	.3875	.3375
For the next $250 million	.3750	.3250
For the next $500 million	.3625	.3125
For the next $1 billion	.3500	.3000
For net assets over $2 billion	.3250	.2750
For net assets over $5 billion	N/A	.2500

64	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2013, the complex-level fee rate for California High Yield and California was ..1694% and .1734%, respectively.

The Adviser has contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
California High Yield	0.700%	July 31, 2013	1.000%
California	N/A	N/A	0.750

N/A	– Not applicable.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended August 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	California High Yield	California
Sales charges collected	$372,313	$248,541
Paid to financial intermediaries	342,650	213,839

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended August 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	California High Yield	California
Commission advances	$270,246	$119,472

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 2013, the Distributor retained such 12b-1 fees as follows:

	California High Yield	California
12b-1 fees retained	$111,363	$95,586

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 2013, as follows:

	California High Yield	California
CDSC retained	$92,228	$33,365

8. Subsequent Events

Effective at the close of business on October 28, 2013, all remaining Class B Shares of California will convert to Class A Shares. Therefore, Class B Shares of the Fund will no longer be available through an exchange from other Nuveen mutual funds after that date.

66	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and the Sub-Adviser’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

Nuveen Investments	67

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

68	Nuveen Investments

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds (including the Nuveen California High Yield Municipal Bond Fund (the “California High Yield Fund”)) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen California Municipal Bond Fund (the “California Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first quartile over various periods. As noted above, the Performance Peer Group of the California High Yield Fund was classified as irrelevant, thereby limiting the usefulness of the peer comparison data; therefore, the Board also considered such Fund’s performance compared to its benchmark and noted that it outperformed its benchmark for the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members noted that the California High Yield Fund had a net management fee that was slightly higher than its peer average, but a net expense ratio that was in line with its peer average, while the California Fund had a net management fee and net expense ratio (including fee waivers and expense reimbursements) that were in line with its peer averages.

Nuveen Investments	69

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision,

70	Nuveen Investments

particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	71

Notes

72	Nuveen Investments

Notes

Nuveen Investments	73

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper California Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper California Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund’s total assets (securities, cash, and accrued earnings), subtracting the fund’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Yield Index: Comprises all of the bonds in the S&P Municipal Bond Index that are non-rated or rated BB+ by S&P and/or Ba1 or lower by Moody’s Investor Services, Inc. The index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a find’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

74	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

State Street Bank & Trust Company

Boston, MA 02111

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	75

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-CA-0813P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: November 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: November 8, 2013

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: November 8, 2013